As filed with the Securities and Exchange Commission on April 30, 1997
                                                        Registration No. 2-81318

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        |_|
                          Pre-Effective Amendment No.                      |_|
                        Post-Effective Amendment No. 24                    |X|
                                      and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    |_|
                                Amendment No. 29                           |X|

                        (Check appropriate box or boxes)

                                   ----------

                      THE PRUDENTIAL QUALIFIED INDIVIDUAL
                           VARIABLE CONTRACT ACCOUNT
                           (Exact Name of Registrant)

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                              (Name of Depositor)

                                Prudential Plaza
                         Newark, New Jersey 07102-3777
                                 (800) 445-4571
         (Address and telephone number of principal executive offices)

                                   ----------

                               THOMAS C. CASTANO
                              Assistant Secretary
                  The Prudential Insurance Company of America
                                Prudential Plaza
                         Newark, New Jersey 07102-3777
                    (Name and address of agent for service)

                                    Copy to:
                               JEFFREY C. MARTIN
                                 Shea & Gardner
                        1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

                                   ----------

Individual Variable Annuity Contract-The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 notice for fiscal year 1996 was filed on February 28, 1997.

                                   ----------

It is proposed that this filing will become effective (check appropriate space):

      |_|   immediately upon filing pursuant to paragraph (b) of Rule 485

      |X|   on May 1, 1997 pursuant to paragraph (b) of Rule 485

      |_|   60 days after filing pursuant to paragraph (a)(1) of Rule 485

      |_|   on __________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

      |_|   This post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

                              CROSS REFERENCE SHEET

                 (AS REQUIRED BY RULE 495(A) UNDER THE 1933 ACT)

                                   ----------

N-4 ITEM NUMBER AND CAPTION                  LOCATION
---------------------------                  --------

PART A

1. Cover Page .............................  Cover Page

2. Definitions ............................  Definition of Special Terms Used in
                                             This Prospectus

3. Synopsis or Highlights .................  Brief Description of the Contract;
                                             Fee Table

4. Condensed Financial Information ........  Accumulation Unit Values

5. General Description of Registrant,
     Depositor, and Portfolio Companies ...  General Information About The
                                             Prudential, The Prudential
                                             Qualified Individual Variable
                                             Contract Account, and The
                                             Prudential Series Fund, Inc.; The
                                             Fixed Rate Option

6. Deductions and Expenses ................  Brief Description of the Contract;
                                             Charges, Fees and Deductions;
                                             Differences Under the WVQ-83
                                             Contract

7. General Description of Variable Annuity
     Contracts ............................  Part A: Brief Description of the
                                             Contract; Allocation of Purchase
                                             Payments; Transfers; Death Benefit;
                                             The Fixed Rate Option; Retirement
                                             Arrangements Using the Contracts;
                                             Differences Under the WVQ-83
                                             Contract; Voting Rights; Ownership
                                             of the Contract; State Regulation

                                             Part B: Participation in Divisible
                                             Surplus

8. Annuity Period .........................  Part A: Brief Description of the
                                             Contract; Effecting an Annuity;
                                             Differences Under the WVQ-83
                                             Contract Part B: Item 22,
                                             Determination of Subaccount Unit
                                             Values and of the Amount of Monthly
                                             Variable Annuity Payments

9. Death Benefit ..........................  Death Benefit; Effecting an
                                             Annuity; Retirement Arrangements
                                             Using the Contracts; Differences
                                             Under the WVQ-83 Contract

10. Purchases and Contract Value ..........  Brief Description of the Contract;
                                             The Prudential Insurance Company of
                                             America; Requirements for Issuance
                                             of a Contract; Valuation of
                                             Contract Owner's Contract Fund

11. Redemptions ...........................  Brief Description of the Contract;
                                             Short-Term Cancellation Right or
                                             "Free Look"; Withdrawals; Charges,
                                             Fees and Deductions; Differences
                                             Under the WVQ-83 Contract;
                                             Effecting an Annuity

12. Taxes .................................  Premium Taxes; Federal Tax Status

13. Legal Proceedings .....................  Litigation

14. Table of Contents of the Statement of
     Additional Information ...............  Additional Information

PART B

15. Cover Page ............................  Cover Page

16. Table of Contents .....................  Contents

17. General Information and History .......  Not Applicable

18. Services ..............................  Experts

19. Purchase of Securities Being Offered ..  Part A: Brief Description of the
                                             Contract; Charges, Fees and
                                             Deductions; Sale of the Contract
                                             and Sales Commissions

21. Calculation of Performance Data .......  Financial Statements of The
                                             Prudential Qualified Individual
                                             Variable Contract Account

N-4 ITEM NUMBER AND CAPTION                  LOCATION
---------------------------                  --------

22. Annuity Payments ......................  Part A: Valuation of Contract
                                             Owner's Contract Fund; Effecting an
                                             Annuity; Differences Under the
                                             WVQ-83 Contract

                                             Part B: Determination of the
                                             Subaccount Unit Values and of the
                                             Amount of Monthly Variable Annuity
                                             Payments

23. Financial Statements ..................  Financial Statements of The
                                             Prudential Qualified Individual
                                             Variable Contract Account;
                                             Statutory Financial Statements of
                                             The Prudential Insurance Company of
                                             America

PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

PROSPECTUS

MAY 1, 1997

INDIVIDUAL VARIABLE ANNUITY CONTRACTS OF
THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

VARIABLE INVESTMENT PLAN(R)

This prospectus describes Individual Variable Annuity Contracts (the "Contract") issued by The Prudential Insurance Company of America ("Prudential"). The Contracts are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(a), 403(b), 408 or 457 of the Internal Revenue Code.

Purchase payments made through payroll deductions or similar arrangements with an employer must be at least $300 during any 12-month period. Any other purchase payment must be at least $50 ($100 or $300 under a certain form of the Contract). Your accumulated purchase payments will be allocated as you direct in one or both of two ways: 1) in one or more of thirteen subaccounts of The Prudential Qualified Individual Variable Contract Account (the "Account"); and
2) under a FIXED-RATE OPTION. The assets of each subaccount of the Account will be invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The attached prospectus for the Series Fund and its statement of additional information describe the investment objectives of and the risks of investing in the thirteen portfolios of the Series Fund currently available to Contract owners: the MONEY MARKET PORTFOLIO, the DIVERSIFIED BOND PORTFOLIO, the GOVERNMENT INCOME PORTFOLIO, the CONSERVATIVE BALANCED PORTFOLIO, the FLEXIBLE MANAGED PORTFOLIO, the HIGH YIELD BOND PORTFOLIO, the STOCK INDEX PORTFOLIO, the EQUITY INCOME PORTFOLIO, the EQUITY PORTFOLIO, the PRUDENTIAL JENNISON PORTFOLIO, the SMALL CAPITALIZATION STOCK PORTFOLIO, the GLOBAL PORTFOLIO, and the NATURAL RESOURCES PORTFOLIO. This prospectus describes the Contract generally and The Prudential Qualified Individual Variable Contract Account.

                                   ----------

This prospectus provides information a prospective investor should know before investing. Additional information about the Contract has been filed with the Securities and Exchange Commission in a statement of additional information, dated May 1, 1997, which information is incorporated herein by reference, and is available without charge upon written request to The Prudential Insurance Company of America, Prudential Plaza, Newark, New Jersey 07102-3777, or by telephoning (800) 445-4571.

The Contents of the statement of additional information appear on page 29 of the prospectus.

                                   ----------

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS ATTACHED TO A CURRENT PROSPECTUS FOR THE PRUDENTIAL SERIES FUND, INC.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                Prudential Plaza
                          Newark, New Jersey 07102-3777
                            Telephone: (800) 445-4571

VARIABLE INVESTMENT PLAN is a registered mark of Prudential.
QVIP-1 Ed 5-97, Catalog #64696C4

                               PROSPECTUS CONTENTS

                                                                            PAGE

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS ......................   1

BRIEF DESCRIPTION OF THE CONTRACT .........................................   2
     THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE ANNUITY CONTRACT ........   2
     CHARGES UNDER THE CONTRACTS ..........................................   3
     TRANSFERS AMONG INVESTMENT OPTIONS ...................................   4
     FREE LOOK ............................................................   4
     HOW TO CONTACT THE PRUDENTIAL ........................................   4

FEE TABLE .................................................................   5
     EXAMPLES OF FEES AND EXPENSES ........................................   6

ACCUMULATION UNIT VALUES ..................................................   8

GENERAL INFORMATION ABOUT THE PRUDENTIAL, THE PRUDENTIAL
QUALIFIED INDIVIDUAL VARIABLE
     CONTRACT ACCOUNT, AND THE PRUDENTIAL SERIES FUND, INC. ...............  11
     THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ..........................  11
     THE PRUDENTIAL QUALIFIED INDIVIDUAL
       VARIABLE CONTRACT ACCOUNT ..........................................  11
     THE PRUDENTIAL SERIES FUND, INC ......................................  11

DETAILED INFORMATION ABOUT THE CONTRACT ...................................  12
     REQUIREMENTS FOR ISSUANCE OF A CONTRACT ..............................  12
     SHORT-TERM CANCELLATION RIGHT OR  "FREE LOOK" ........................  12
     ALLOCATION OF PURCHASE PAYMENTS ......................................  13
     ADDITIONAL AMOUNTS ...................................................  13
     TRANSFERS ............................................................  14
     WITHDRAWALS ..........................................................  14
     DEATH BENEFIT ........................................................  15
     VALUATION OF CONTRACT OWNER'S CONTRACT FUND ..........................  16

CHARGES, FEES, AND DEDUCTIONS .............................................  16
     1. PREMIUM TAXES .....................................................  16
     2. SALES CHARGES ON WITHDRAWALS ......................................  16
     3. RECAPTURE OF ADDITIONAL AMOUNTS ...................................  18
     4. ANNUAL MAINTENANCE CHARGE .........................................  18
     5. CHARGE FOR ASSUMING MORTALITY AND EXPENSE RISKS ...................  19
     6. EXPENSES INCURRED BY THE SERIES FUND ..............................  19

THE FIXED-RATE OPTION .....................................................  19

FEDERAL TAX STATUS ........................................................  20
     TAXES ON THE PRUDENTIAL ..............................................  20
     RETIREMENT ARRANGEMENTS USING THE CONTRACT ...........................  20
     PLANS FOR SELF-EMPLOYED INDIVIDUALS ..................................  21
     IRAS .................................................................  21
     SIMPLIFIED EMPLOYEE PENSION PLANS ( "SEPS ") .........................  21
     SECTION 403(B) ANNUITIES .............................................  22
     ELIGIBLE DEFERRED COMPENSATION PLANS OF STATE OR
       LOCAL GOVERNMENTS AND TAX EXEMPT ORGANIZATIONS .....................  22
     MINIMUM DISTRIBUTION OPTION ..........................................  23
     PENALTY FOR EARLY WITHDRAWALS ........................................  23
     ERISA DISCLOSURE .....................................................  23

EFFECTING AN ANNUITY ......................................................  23
     ANNUITY OPTIONS UNDER THE VIP-86 CONTRACT ............................  24
     ANNUITY OPTIONS UNDER THE WVQ-83 AND QVIP-84 CONTRACTS ...............  24

OTHER INFORMATION .........................................................  26
     VOTING RIGHTS ........................................................  26
     SALE OF THE CONTRACT AND SALES COMMISSIONS ...........................  26
     OWNERSHIP OF THE CONTRACT ............................................  27
     PERFORMANCE INFORMATION ..............................................  27
     REPORTS TO CONTRACT OWNERS ...........................................  27
     SUBSTITUTION OF SERIES FUND SHARES ...................................  27
     DIFFERENCES UNDER THE WVQ-83 CONTRACT ................................  28
     STATE REGULATION .....................................................  28
     LITIGATION ...........................................................  28
     ADDITIONAL INFORMATION ...............................................  29

DIRECTORS AND OFFICERS ....................................................  30

                    DEFINITIONS OF SPECIAL TERMS USED IN THIS
                                   PROSPECTUS

ADDITIONAL AMOUNT--On payments made during the first 3 Contract years, and thereafter at Prudential's discretion, an additional 1% added to and invested with the purchase payment. This Additional Amount or "bonus" will be recaptured by Prudential if the payment is withdrawn within 8 Contract years after it is made.

ANNUITANT--The person or persons designated by the Contract owner, upon whose life or lives monthly annuity payments are based after an annuity is effected.

ANNUITY CONTRACT OR ANNUITY--A contract designed to provide an annuitant with an income, which may be a lifetime income, beginning on the annuity date.

ANNUITY DATE--The date, specified in the Contract, when annuity payments are to begin.

BONUS--See Additional Amount above.

CONTRACT ANNIVERSARY DATE--The same day and month as the Contract date in each later year.

CONTRACT DATE--The date Prudential received the initial purchase payment and certain required documentation.

CONTRACT FUND--The total value attributable to a specific Contract representing the sum of all the amounts in the Variable Account (defined below) and the fixed-rate option (defined below).

CONTRACT OWNER--The person who purchases a Qualified Individual Variable Annuity Contract of PRUDENTIAL'S VARIABLE INVESTMENT PLAN(R) and makes the purchase payments. The Contract owner will usually also be an annuitant, but need not be. The Contract owner has all rights in the Contract before the annuity date, including the right to make withdrawals or surrender the Contract, to designate and change the beneficiaries who will receive the proceeds at the death of the annuitant before the annuity date, to transfer funds among the subaccounts, and to designate a mode of settlement for the annuitant on the annuity date.

CONTRACT YEAR--A year that starts on the Contract date or on a Contract anniversary.

FIXED-RATE OPTION--An investment option under which Prudential credits interest to the amount allocated at a rate periodically declared in advance by Prudential but not less than 3%.

SUBACCOUNT--A division of the Account, the assets of which are invested in the shares of the corresponding Portfolio of the Series Fund.

SUBACCOUNT ANNUITY UNIT--When a Contract owner elects to convert his or her Variable Account into monthly variable annuity payments, the number of Subaccount Units (defined below) credited to him or her in each subaccount is first reduced to take into account any applicable sales charge and any state premium taxes that may be payable. The remaining Subaccount Units are then converted into a number of Subaccount Annuity Units of equal aggregate value. As with Subaccount Units, the value of each Subaccount Annuity Unit also changes each day to reflect the investment results and expenses of and deductions of charges from the underlying Series Fund portfolio, after deduction of the daily equivalent of the annual charge of up to 1.2% for assuming expense and mortality risks. For further discussion, see page C1 of the statement of additional information.

SUBACCOUNT UNIT--The Contract owner's Variable Account is credited with Units in each subaccount in which he or she invests. The value of these Units changes each day to reflect the investment results and expenses of and deductions of charges from the Series Fund portfolios in which the assets of the subaccount are invested, in much the same way that the share values of a mutual fund change each day. The value of the Contract owner's Variable Account is the sum of the value of Subaccount Units in each subaccount.

THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT (THE "ACCOUNT")--A separate account of Prudential registered as a unit investment trust under the Investment Company Act of 1940.

THE PRUDENTIAL SERIES FUND, INC. (THE "SERIES FUND")--A mutual fund with separate portfolios, one or more of which may be chosen as an underlying investment for the Contract.

VALUATION PERIOD--The period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the Portfolios of the Series Fund are calculated, which is generally at 4:15 p.m. New York City time on each day during which the New York Stock Exchange is open.

VARIABLE ACCOUNT--The value attributable to a specific Contract representing amounts in all the subaccounts.

                        BRIEF DESCRIPTION OF THE CONTRACT

THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE ANNUITY CONTRACT

The Prudential Qualified Individual Variable Annuity Contract (the "Contract") is designed for use in connection with various retirement arrangements entitled to federal income tax benefits (qualified plans). These are (a) individual retirement accounts ("IRAs") subject to Section 408 of the Internal Revenue Code (the "Code"), (b) tax-deferred annuities ("TDA") subject to Section 403(b) of the Code, for use by employees of public schools and certain tax-exempt organizations, (c) eligible deferred compensation plans subject to Section 457 of the Code, and (d) pension and profit-sharing plans qualified under Sections 401(a) and 403(a) of the Code, including those established by self-employed individuals for themselves and their employees. The Contracts provide a way of accumulating your savings and investing them in one or more securities portfolios with different investment objectives, and then using them to supplement your monthly income after you retire. (The words "you" and "your" as used in this prospectus refer to the owner of the Contract. See OWNERSHIP OF THE CONTRACT, page 27. The word "we" refers to The Prudential Insurance Company of America ("Prudential").)

This prospectus describes three forms of the Contract. One form, which was first offered in 1983, is called the WVQ-83 Contract (persons holding this Contract can identify it by the WVQ-83 designation which appears in the lower left corner of the Contract cover page). A second form, which is a revised edition of the WVQ-83 Contract, is called the QVIP-84 Contract (persons holding this Contract can identify it by the QVIP-84 designation which appears in the lower left corner of the Contract cover page). The third form, which is a revised edition of the QVIP-84 Contract, is called the VIP-86 Contract (except as described below, persons holding this Contract can identify it by the VIP-86 designation which appears in the lower left corner of the Contract cover page). In Texas, this Contract bears a VIP-89 designation; however, it will be referred to as the VIP-86 Contract throughout this prospectus. Currently, only the VIP-86 Contract is offered in all jurisdictions.

The three forms of Contract are basically similar, but there are some significant differences. This prospectus describes each of the Contracts and explains, where appropriate, the respects in which they differ. Because the differences between the first form, WVQ-83, and the later two forms are somewhat extensive, a special section, DIFFERENCES UNDER THE WVQ-83 CONTRACT, is included on page 28, to which reference will occasionally be made.

You may make purchase payments under your Contract at regular intervals or from time to time as you have funds available. Purchase payments made through payroll deduction or similar arrangements with an employer must be at a rate of at least $300 during any 12-month period. Any other purchase payment must be at least $50. (For VIP-86 Contracts issued prior to May 1, 1991, other purchase payments must be at least $100; For VIP-86 Contracts issued on or after May 1, 1991, other purchase payments must be at least $300.) See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 12.

Purchase payments are held in one or more subaccounts of The Prudential Qualified Individual Variable Contract Account (the "Account") as you direct. You may also direct that all or part of your payment be allocated to a FIXED-RATE OPTION providing for the addition of interest at a guaranteed rate upon the amount so held. Each subaccount is invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"), a series mutual fund for which Prudential is the investment advisor. The Series Fund currently has thirteen portfolios available for investment by Contract owners. The MONEY MARKET PORTFOLIO is invested in short-term debt obligations similar to those purchased by money market funds; the DIVERSIFIED BOND PORTFOLIO is invested primarily in high quality medium-term corporate and government debt securities; the GOVERNMENT INCOME PORTFOLIO is invested primarily in U.S. Government securities including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established, sponsored or guaranteed by the U.S. Government; the CONSERVATIVE BALANCED PORTFOLIO is invested in a mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor who desires diversification of investment who prefers a relatively lower risk of loss and a correspondingly reduced chance of high appreciation; the FLEXIBLE MANAGED PORTFOLIO is invested in a mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation; the HIGH YIELD BOND PORTFOLIO is invested primarily in high yield fixed income securities of medium to lower quality, also known as high risk bonds; the STOCK INDEX PORTFOLIO is invested in common stocks selected to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index; the EQUITY INCOME PORTFOLIO is invested primarily in common stocks and convertible securities that provide favorable prospects for investment income returns above those of the Standard & Poor's 500 Stock Index or the NYSE Composite Index; the EQUITY PORTFOLIO is invested primarily in common stocks; the

PRUDENTIAL JENNISON PORTFOLIO is invested primarily in equity securities of established companies with above-average growth prospects; the SMALL CAPITALIZATION STOCK PORTFOLIO is invested primarily in equity securities of publicly-traded companies with small market capitalization; the GLOBAL PORTFOLIO is invested primarily in common stocks and common stock equivalents (such as convertible debt securities) of foreign and domestic issuers; and the NATURAL RESOURCES PORTFOLIO is invested primarily in common stocks and convertible securities of natural resource companies, and in securities (typically debt securities or preferred stock) the terms of which are related to the market value of a natural resource. Further information about the Series Fund portfolios can be found under THE PRUDENTIAL SERIES FUND, INC. on page 11, and in the attached prospectus for the Series Fund.

You may place your entire payment in one subaccount or divide it among any of the thirteen and the fixed-rate option. You may transfer funds from one subaccount to another and to the fixed-rate option. There are limitations upon transfers from the fixed-rate option to the subaccounts. (See TRANSFERS, page 14.) The amount credited to you in a subaccount will initially be equal to that part of your purchase payment that you choose to invest in the subaccount. Thereafter the value of your holdings in the subaccount, after deducting charges payable under the Contract, will vary in accordance with investment results. See VALUATION OF CONTRACT OWNER'S CONTRACT FUND, page 16, and page C1 of the statement of additional information. The total value attributable to a specific Contract representing amounts allocated to all subaccounts and the fixed-rate option is known as the "Contract fund". You will receive confirmations of every purchase payment you make. You will also receive annual statements showing the status of your Contract fund.

The Contracts described in this prospectus have an attractive feature. During the first 3 Contract years, and in Contract years thereafter at Prudential's discretion, Prudential will add an Additional Amount, as a bonus, of 1% to every purchase payment. Prudential reserves the right to limit its payment of such Additional Amounts under a particular Contract to $1,000 in each Contract year. This Additional Amount will be allocated among the subaccounts and the fixed-rate option in the same proportions as the purchase payment to which it is added. (See ADDITIONAL AMOUNTS, page 13). During the first 8 Contract years following a purchase payment, the bonus attributable to any portion of that purchase payment that is withdrawn will be recaptured by Prudential, unless such withdrawn purchase payment is used to effect an annuity that is not subject to a sales charge or is subject to a reduced sales charge. See SALES CHARGES ON WITHDRAWALS, page 16, and RECAPTURE OF ADDITIONAL AMOUNTS, page 18.

Unless restricted by the retirement arrangement in connection with which you have purchased a Contract, you may withdraw all or part of your money at any time. See WITHDRAWALS, page 14. Federal tax law imposes additional withdrawal restrictions on tax-deferred annuity contracts subject to Section 403(b) of the Code. See WITHDRAWALS, page 14, and SECTION 403(B) ANNUITIES, page 22. The amount you request will be deducted from your Contract fund. If your Contract remains in effect until you retire or until you reach the age of 59 1/2 under certain retirement plans, you may withdraw the amount credited to you in a lump sum or use it to effect a monthly annuity that will continue as long as the annuitant lives or for some other period you select. Other than an annuity selected under the Supplemental Life Annuity Option, WVQ-83 and QVIP-84 Contract owners may elect to receive a variable annuity. If you elect a variable annuity option, annuity payments will vary each month in accordance with the investment performance of the subaccount[s] you have chosen. See page C1 of the statement of additional information. If you elect a fixed-dollar annuity option, annuity payments will be in monthly installments of guaranteed amounts. VIP-86 Contract owners may only elect a fixed-dollar annuity option. A sales charge may be deducted from the amount withdrawn, and federal income taxes may be imposed upon a withdrawal. The sales charge will be higher with respect to withdrawal of a purchase payment if it is withdrawn in early years, soon after the purchase payment was made. See SALES CHARGES ON WITHDRAWALS, page 16, FEDERAL TAX STATUS, page 20, and EFFECTING AN ANNUITY, page 23.

CHARGES UNDER THE CONTRACTS

The charges made by Prudential are intended to compensate it for paying the various categories of expenses incurred in maintaining and operating the Account (up to $30 annually, if applicable) and for assuming mortality and expense risks under the Contracts (an annual rate of up to 1.2% of the assets held in the subaccount). In addition, there are other expenses incurred in connection with the operation and management of the Series Fund, the most significant of which is an investment management fee ranging from an annual rate of 0.35% to 0.75% of the aggregate average daily net assets in each of the portfolios. For more information regarding these charges, see CHARGES, FEES, AND DEDUCTIONS, page 16.

A deferred sales charge is imposed to reimburse Prudential for distribution expenses such as commissions paid to sales personnel, costs of advertising and sales promotions, prospectus costs, and costs of sales administration. Many mutual funds other than no-load funds make this charge by deducting a percentage of the investor's purchase payment and investing only the remainder. Under the Contracts described in this prospectus, each purchase payment you make (after deduction of any applicable amount needed to pay premium tax) is allocated to the subaccount designated by you or to the fixed-rate option if so directed. In any Contract year you may make withdrawals without charge of up to 10% of your Contract fund value on the date of the first withdrawal in that Contract year. A sales charge may be deducted on withdrawals above 10%. The charge is 8% (the maximum charge) of the amount of each purchase payment withdrawn during the same Contract year that it was made. Thereafter the charge decreases by 1% per Contract year. See SALES CHARGES ON WITHDRAWALS, page
16. Purchase payments withdrawn 8 or more Contract years after they were made are subject to no sales charge at all. Withdrawals may be subject to tax consequences under the Code. See WITHDRAWALS, page 14 and FEDERAL TAX STATUS, page 20.

On any Contract subject to a premium tax, Prudential will deduct the tax, as provided under applicable law, from the purchase payment when received, or from the Contract fund at the time the annuity is effected. The deduction for taxes imposed on purchase payments will be lower, or not made at all, if total purchase payments meet certain minimum amounts. See PREMIUM TAXES, page 16.

TRANSFERS AMONG INVESTMENT OPTIONS

Transfers may be made from one subaccount to another or to the fixed-rate option if the amount transferred is $300 or more and any amount remaining to your credit in the subaccount after the transfer is not less than $300. Also, you can transfer the total amount remaining in any subaccount even if that amount is less than $300. Up to four transfers a year between subaccounts or to the fixe-rated option may be made during the period before annuity payments begin. Currently, you may make more than four such transfers per year without Prudential's consent. Transfers from the fixed-rate option to the subaccounts are permitted only once each Contract year, and there are other limitations on such transfers. See TRANSFERS, page 14.

WVQ-83 Contract owners and QVIP-84 Contract owners may convert their Contract fund into either a variable (if available) or fixed dollar annuity. After variable annuity payments begin, the annuitant may make full or partial transfers from any subaccount to one or more other subaccounts. Prudential's consent is needed if (1) more than four transfers are made in a year, or (2) for any partial transfers, either the number of Subaccount Annuity Units to be transferred or the number to be retained, multiplied by the corresponding Subaccount Annuity Unit Value on the transfer effective date, is less than $20. Transfer requests may be in writing. Transfer requests may also be made by telephone. A transfer will generally be made at the end of the valuation period in which your proper written request or authorized telephone request is received by Prudential. See TRANSFERS, page 14.

FREE LOOK

For a limited time, a Contract may be returned for a refund in accordance with the terms of its "free-look" provision. See SHORT-TERM CANCELLATION RIGHT or "FREE LOOK", page 12.

HOW TO CONTACT PRUDENTIAL

All written requests and notices required by the Contracts, such as withdrawal or transfer requests, and any questions or inquiries should be sent to your designated Prudential Service Office.

This Brief Description of the Contract is intended to provide a broad overview of the more significant featuresof the Contract. More detailed information will be found in subsequent sections of this prospectus and in the Contract document.

                                    FEE TABLE

CONTRACT OWNER TRANSACTION EXPENSES

Sales Load Imposed on Purchase Payments ...  None (1% bonus added to payment up to a maximum bonus of $1,000 per
                                             Contract year)

Maximum Deferred Sales Load:

                                                       MAXIMUM DEFERRED SALES
                                                     CHARGE AS A PERCENTAGE OF
CONTRACT YEARS AFTER PAYMENT                        PURCHASE PAYMENT WITHDRAWN*

================================================================================

       0 ......................................  8% plus return of 1% bonus
       1 year .................................  7% plus return of 1% bonus
       2 years ................................  6% plus return of 1% bonus
       3 years ................................  5% plus return of 1% bonus
       4 years ................................  4% plus return of 1% bonus
       5 years ................................  3% plus return of 1% bonus
       6 years ................................  2% plus return of 1% bonus
       7 years ................................  1% plus return of 1% bonus
       8 or more years ........................  0% plus return of 1% bonus

      *The deferred sales load is not imposed on that portion of the withdrawals made in any Contract year equal to the first 10% of the Contract fund. The deferred sales load is not imposed in connection with the Critical Care Access feature and may be reduced on the withdrawal of purchase payments made on or after the annuitant's 81st birthday.

Annual Administrative Charge ............................................  None*

*If the Contract fund is less than $10,000, a $30 annual charge is assessed. This $30 fee will not be charged if the Contract fund is less than $10,000 as a result of a withdrawal due to confinement in a nursing home or hospital, or due to a terminal illness.

SEPARATE ACCOUNT ANNUAL EXPENSES  (AS A PERCENTAGE OF AVERAGE CONTRACT FUND)

                                                                 ALL SUBACCOUNTS
                                                                 ---------------

      Total Separate Account
       Annual Expenses (Mortality and Expense Risk Fee) ............  1.20%
                                                                      ====

THE PRUDENTIAL SERIES FUND, INC. ANNUAL EXPENSES
(AS A PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS)

                                                                                                  HIGH
                         MONEY        DIVERSIFIED    GOVERNMENT   CONSERVATIVE     FLEXIBLE       YIELD
                         MARKET          BOND          INCOME       BALANCED        MANAGED       BOND
                         ================================================================================
Investment Management
 Fee ...................  .40%           .40%          .40%           .55%           .60%          .55%

Other Expenses .........  .04%           .05%          .06%           .04%           .04%          .08%
                          ----           ----          ----           ----           ----          ----

Total Series Fund
 Annual Expenses .......  .44%           .45%          .46%           .59%           .64%          .63%
                          ====           ====          ====           ====           ====          ====

                                                                                     SMALL
                          STOCK         EQUITY                     PRUDENTIAL   CAPITALIZATION                NATURAL
                          INDEX         INCOME         EQUITY       JENNISON         STOCK       GLOBAL      RESOURCES
                          ============================================================================================
Investment Management
 Fee ...................  .35%           .40%          .45%           .60%           .40%          .75%          .45%

Other Expenses .........  .05%           .05%          .05%           .16%           .16%          .17%          .07%
                          ----           ----          ----           ----           ----          ----          ----

Total Series Fund
 Annual Expenses .......  .40%           .45%          .50%           .66%           .56%          .92%          .52%
                          ====           ====          ====           ====           ====          ====          ====

The purpose of the foregoing tables is to assist the Contract owners in understanding the expenses of The Prudential Qualified Individual Variable Contract Account and The Prudential Series Fund, Inc. (the "Series Fund") that they bear, directly or indirectly. See the sections on charges in this prospectus and the attached prospectus for the Series Fund. The above tables do not include any state premium taxes. Currently, there is no deduction for such taxes at the time purchase payments are made, but in some states a deduction is made when an annuity is effected.

Except for the Global Portfolio, Prudential reimburses a portfolio when its ordinary operating expenses, excluding taxes, interest, and brokerage commissions exceed 0.75% of the portfolio's average daily net assets. The amounts listed for the portfolios under "Other Expenses" are based on amounts incurred in the last fiscal year.

EXAMPLES OF FEES AND EXPENSES

The following examples, and those on page 8, illustrate the cumulative dollar amount of all the above expenses that would be incurred on each $1,000 investment,

o    The examples assume a consistent 5% annual return on invested assets;

o The examples do not take into consideration any taxes attributable to premiums which may be payable at the time of annuitization or at the time of purchase payments;

o The amounts shown are overstated for Contract funds over $10,000 and understated for Contract funds less than $10,000;

o The examples assume that the operating expenses incurred in 1996 will continue for a 10 year period, and that any caps applied to the expenses will also continue.

For periods less than 10 years, the expenses shown in Table I, describe applicable charges for the withdrawal of your entire Contract fund. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES INCURRED IN ANY GIVEN YEAR MAY BE MORE OR LESS THAN THOSE SHOWN IN THE EXAMPLES.


The following example shows how the Year 1 expenses shown in Table I were calculated for the Flexible Managed Portfolio, for each $1,000 invested. This assumes a withdrawal is made just prior to the end of the first year after payment. The amount of the Annual Administrative Charge in this example is calculated in a manner prescribed by the Securities and Exchange Commission.

Initial Investment                                                                        $ 1,000.00

Plus 1% bonus                    ($1,000 + $10)                                             1,010.00

5% Assumed Rate of Return        ($1,010 x 1.05)                                            1,060.50

Average Value of Funds           [($1,010 + $1,060.50)/2]                                   1,035.25

Annual Expenses                  (1.2 risk fees + 0.60 management fee + 0.03 expense)           1.83%

Annual Administrative Charge                                                                    .157

Total Contract Expenses          ($1,035.25 x 1.83%) + $1.57                                   20.52

Contingent Deferred Sales Charge computation for withdrawal of entire fund:

Net Contract fund                ($1,060.50--$20.52)      $1,039.98

10% Charge-free withdrawal                                   104.00

Initial investment                                         1,000.00*

Amount subject to withdrawal charge ($1,000--$104.00)        896.00

Surrender charge @ 8%                                         71.68

Plus Total Contract Expenses (as calculated above)            20.52
                                                          ---------
TOTAL CHARGES                                             $   92.20

*Note that in this example, Prudential would recapture the 1% bonus that had been credited to the initial investment.

                                    EXAMPLES

TABLE I

If you withdraw your entire Contract fund thereby surrendering your Contract just prior to the end of the applicable time period, you would pay the following cumulative expenses on each $1,000 invested, assuming 5% annual return on assets:

                                              1 YEAR        3 YEARS        5 YEARS      10 YEARS
                                              ------        -------        -------      --------
MONEY MARKET PORTFOLIO ......................  $ 89           $109           $129         $205
DIVERSIFIED BOND PORTFOLIO ..................  $ 89           $109           $130         $207
GOVERNMENT INCOME PORTFOLIO .................  $ 89           $108           $131         $206
CONSERVATIVE BALANCED PORTFOLIO .............  $ 98           $132           $171         $287
FLEXIBLE MANAGED PORTFOLIO ..................  $ 99           $136           $174         $295
HIGH YIELD BOND PORTFOLIO ...................  $ 91           $113           $138         $222
STOCK INDEX PORTFOLIO .......................  $ 90           $110           $133         $212
EQUITY INCOME PORTFOLIO .....................  $ 91           $113           $142         $250
EQUITY PORTFOLIO ............................  $ 96           $128           $172         $307
PRUDENTIAL JENNISON PORTFOLIO ...............  $ 92           $117           $165         $269
SMALL CAPITALIZATION STOCK PORTFOLIO ........  $ 91           $113           $142         $253
GLOBAL PORTFOLIO ............................  $ 95           $128           $168         $316
NATURAL RESOURCES PORTFOLIO .................  $ 91           $113           $141         $251

As an example, if the entire Contract fund is invested in the Flexible Managed Portfolio, and you surrendered your Contract just prior to the end of 1 year, you would pay $92 per $1,000 invested, reflecting all charges including the 8% contingent deferred sales charge.

TABLE II

If you annuitize just before the end of the applicable time period, you would pay the following cumulative expenses on each $1,000 invested, assuming 5% annual return on assets:
      (Note: The 1, 3, and 5 Year columns reflect the imposition of the contingent deferred sales charge; however, some of the annuity options may not be subject to this charge after year 3. Where this is the case, the expenses shown in Table III below would be applicable. See page 16 under the SALES CHARGES ON WITHDRAWALS section.)

                                              1 YEAR        3 YEARS        5 YEARS      10 YEARS
                                              ------        -------        -------      --------
MONEY MARKET PORTFOLIO ......................  $ 89           $109           $129         $205
DIVERSIFIED BOND PORTFOLIO ..................  $ 89           $109           $130         $207
GOVERNMENT INCOME PORTFOLIO .................  $ 89           $108           $131         $206
CONSERVATIVE BALANCED PORTFOLIO .............  $ 98           $132           $171         $287
FLEXIBLE MANAGED PORTFOLIO ..................  $ 99           $136           $174         $295
HIGH YIELD BOND PORTFOLIO ...................  $ 91           $113           $138         $222
STOCK INDEX PORTFOLIO .......................  $ 90           $110           $133         $212
EQUITY INCOME PORTFOLIO .....................  $ 91           $113           $142         $250
EQUITY PORTFOLIO ............................  $ 96           $128           $172         $307
PRUDENTIAL JENNISON PORTFOLIO ...............  $ 92           $117           $165         $269
SMALL CAPITALIZATION STOCK PORTFOLIO ........  $ 91           $113           $142         $253
GLOBAL PORTFOLIO ............................  $ 95           $128           $168         $316
NATURAL RESOURCES PORTFOLIO .................  $ 91           $113           $141         $251

TABLE III

If you do not withdraw any portion of your Contract fund as of the end of the applicable time period, you would pay the following cumulative expenses on each $1,000 invested, assuming 5% annual return on assets:

                                              1 YEAR        3 YEARS        5 YEARS      10 YEARS
                                              ------        -------        -------      --------
MONEY MARKET PORTFOLIO ......................  $ 18            $55           $ 94          $205
DIVERSIFIED BOND PORTFOLIO ..................  $ 18            $55           $ 95          $207
GOVERNMENT INCOME PORTFOLIO .................  $ 18            $55           $ 95          $206
CONSERVATIVE BALANCED PORTFOLIO .............  $ 26            $79           $135          $287
FLEXIBLE MANAGED PORTFOLIO ..................  $ 27            $82           $139          $295
HIGH YIELD BOND PORTFOLIO ...................  $ 19            $60           $103          $222
STOCK INDEX PORTFOLIO .......................  $ 18            $57           $ 98          $212
EQUITY INCOME PORTFOLIO .....................  $ 19            $60           $106          $250
EQUITY PORTFOLIO ............................  $ 24            $77           $134          $307
PRUDENTIAL JENNISON PORTFOLIO ...............  $ 20            $63           $113          $269
SMALL CAPITALIZATION STOCK PORTFOLIO ........  $ 19            $59           $106          $253
GLOBAL PORTFOLIO ............................  $ 23            $75           $132          $316
NATURAL RESOURCES PORTFOLIO .................  $ 19            $59           $106          $251

Notice that in all 3 of the above tables, the level of cumulative charges is identical for the 10 year column. This is because at that point there are no contingent deferred sale charges taken by Prudential upon surrender or annuitization. It may be helpful to consider the dollar amounts shown as percentages of the amount invested ($1,000) over the period specified. In the case of the Flexible Managed Portfolio, $235 at the end of 10 years equals $23.50 per year, or approximately 2.4% of $1,000.

                            ACCUMULATION UNIT VALUES
          THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                        (CONDENSED FINANCIAL INFORMATION)

                                                                   SUBACCOUNTS
                                      --------------------------------------------------------------------
                                                                  MONEY MARKET
                                      --------------------------------------------------------------------
                                      01/01/96      01/01/95      01/01/94      01/01/93      01/01/92
                                         TO            TO            TO            TO            TO
                                      12/31/96      12/31/95      12/31/94      12/31/93      12/31/92
1. Accumulation unit value
     at beginning of period .....   $     1.931   $     1.847   $     1.796   $     1.766   $     1.722
2. Accumulation unit value
     at end of period ...........         2.008         1.931         1.847         1.796         1.766
3. Number of accumulation units
     outstanding at end of period    51,204,795    51,330,984    43,401,237    42,593,573    51,724,305

                                                                   SUBACCOUNTS
                                      --------------------------------------------------------------------
                                                                  MONEY MARKET
                                      --------------------------------------------------------------------
                                      01/01/91      01/01/90      01/01/89      01/01/88      01/01/87
                                         TO            TO            TO            TO            TO
                                      12/31/91      12/31/90      12/31/89      12/31/88      12/31/87
1. Accumulation unit value
     at beginning of period .....   $     1.641   $     1.536   $     1.423   $     1.341   $     1.274
2. Accumulation unit value
     at end of period ...........         1.722         1.641         1.536         1.423         1.341
3. Number of accumulation units
     outstanding at end of period    51,946,977    47,904,119    33,934,283    22,782,591    14,141,148

                                                                DIVERSIFIED BOND
                                      --------------------------------------------------------------------
                                      01/01/96      01/01/95      01/01/94      01/01/93      01/01/92
                                         TO            TO            TO            TO            TO
                                      12/31/96      12/31/95      12/31/94      12/31/93      12/31/92
1. Accumulation unit value
     at beginning of period .....   $     2.899   $     2.430   $     2.541   $     2.335   $     2.204
2. Accumulation unit value
     at end of period ...........         2.990         2.899         2.430         2.541         2.335
3. Number of accumulation units
     outstanding at end of period    38,483,488    38,379,871    39,963,983    41,705,404    34,565,884

                                                                DIVERSIFIED BOND
                                      --------------------------------------------------------------------
                                      01/01/91      01/01/90      01/01/89      01/01/88      01/01/87
                                         TO            TO            TO            TO            TO
                                      12/31/91      12/31/90      12/31/89      12/31/88      12/31/87
1. Accumulation unit value
     at beginning of period .....   $     1.916   $     1.790   $     1.596   $     1.493   $     1.507
2. Accumulation unit value
     at end of period ...........         2.204         1.916         1.790         1.596         1.493
3. Number of accumulation units
     outstanding at end of period    26,914,460    23,633,524    22,074,086    19,475,497    17,183,479

                                                     GOVERNMENT INCOME
                                     ---------------------------------------------------
                                      01/01/96      01/01/95      01/01/94      01/01/93
                                         TO            TO            TO            TO
                                      12/31/96      12/31/95      12/31/94      12/31/93
1. Accumulation unit value
     at beginning of period .....   $     1.719   $     1.456   $     1.553   $     1.397
2. Accumulation unit value
     at end of period ...........         1.736         1.719         1.456         1.553
3. Number of accumulation units
     outstanding at end of period    50,735,981    55,130,988    64,574,144    66,529,517

                                                     GOVERNMENT INCOME
                                     ---------------------------------------------------
                                     01/01/92      01/01/91      01/01/90      05/01/89*
                                        TO            TO            TO            TO
                                     12/31/92      12/31/91      12/31/90      12/31/89
1. Accumulation unit value
     at beginning of period .....   $     1.335   $     1.164   $    1.108   $    1.000
2. Accumulation unit value
     at end of period ...........         1.397         1.335        1.164        1.108
3. Number of accumulation units
     outstanding at end of period    41,061,477    10,193,396    3,891,299    1,369,956

                                                           CONSERVATIVE BALANCED
                                      --------------------------------------------------------------------
                                       01/01/96       01/01/95       01/01/94       01/01/93       01/01/92
                                          TO             TO             TO             TO             TO
                                       12/31/96       12/31/95       12/31/94       12/31/93       12/31/92
1. Accumulation unit value
     at beginning of period .....   $      3.077   $      2.655   $      2.713   $      2.447   $      2.316
2. Accumulation unit value
     at end of period ...........          3.424          3.077          2.655          2.713          2.447
3. Number of accumulation units
     outstanding at end of period    266,987,208    272,339,087    288,743,247    254,782,768    205,054,881


                                                           CONSERVATIVE BALANCED
                                      --------------------------------------------------------------------
                                       01/01/91       01/01/90       01/01/89       01/01/88       01/01/87
                                          TO             TO             TO             TO             TO
                                       12/31/91       12/31/90       12/31/89       12/31/88       12/31/87
1. Accumulation unit value
     at beginning of period .....   $      1.968   $      1.892   $      1.637   $      1.503   $      1.499
2. Accumulation unit value
     at end of period ...........          2.316          1.968          1.892          1.637          1.503
3. Number of accumulation units
     outstanding at end of period    162,911,208    149,027,248    140,207,386    137,719,157    144,419,333

*Commencement of Business

 The financial statements of the Account are in the statement of additional information.

                            ACCUMULATION UNIT VALUES
          THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                  (CONDENSED FINANCIAL INFORMATION) (CONTINUED)

                                                                  SUBACCOUNTS
                                    ------------------------------------------------------------------------
                                                                FLEXIBLE MANAGED
                                    ------------------------------------------------------------------------
                                       01/01/96       01/01/95       01/01/94       01/01/93      01/01/92
                                          TO             TO             TO             TO            TO
                                       12/31/96       12/31/95       12/31/94       12/31/93      12/31/92
1. Accumulation unit value
     at beginning of period .....   $      3.469   $      2.828   $      2.955   $      2.587   $      2.434
2. Accumulation unit value
     at end of period ...........          3.895          3.469          2.828          2.955          2.587
3. Number of accumulation units
     outstanding at end of period    245,530,247    249,259,101    265,104,376    245,194,868    214,343,734

                                                                  SUBACCOUNTS
                                    ------------------------------------------------------------------------
                                                                FLEXIBLE MANAGED
                                    ------------------------------------------------------------------------
                                      01/01/91       01/01/90       01/01/89        01/01/88       01/01/87
                                         TO             TO             TO              TO             TO
                                      12/31/91       12/31/90       12/31/89        12/31/88       12/31/87
1. Accumulation unit value
     at beginning of period .....   $      1.963   $      1.950   $      1.621   $      1.453   $      1.498
2. Accumulation unit value
     at end of period ...........          2.434          1.963          1.950          1.621          1.453
3. Number of accumulation units
     outstanding at end of period    191,130,125    190,783,212    186,540,213    192,115,646    209,973,940

                                                              HIGH YIELD BOND
                                    ------------------------------------------------------------------
                                      01/01/96      01/01/95      01/01/94      01/01/93      01/01/92
                                         TO            TO            TO            TO            TO
                                      12/31/96      12/31/95      12/31/94      12/31/93      12/31/92
1. Accumulation unit value
     at beginning of period .....   $     1.865   $     1.605   $     1.670   $     1.417   $     1.220
2. Accumulation unit value
     at end of period ...........         2.053         1.865         1.605         1.670         1.417
3. Number of accumulation units
     outstanding at end of period    29,828,106    29,634,193    29,220,246    26,485,302    16,592,795

                                                              HIGH YIELD BOND
                                    ------------------------------------------------------------------
                                      01/01/91      01/01/90      01/01/89      01/01/88      02/23/87*
                                         TO            TO            TO            TO            TO
                                      12/31/91      12/31/90      12/31/89      12/31/88      12/31/87
1. Accumulation unit value
     at beginning of period .....   $     0.887   $     1.019   $     1.052   $     0.941   $    1.000
2. Accumulation unit value
     at end of period ...........         1.220         0.887         1.019         1.052        0.941
3. Number of accumulation units
     outstanding at end of period    10,973,632    10,683,985    13,396,197    10,451,423    3,209,882

                                                                STOCK INDEX
                                    -------------------------------------------------------------------
                                      01/01/96      01/01/95      01/01/94      01/01/93      01/01/92
                                         TO            TO            TO            TO            TO
                                      12/31/96      12/31/95      12/31/94      12/31/93      12/31/92
1. Accumulation unit value
     at beginning of period .....   $     2.401   $     1.772   $     1.776   $     1.639   $     1.548
2. Accumulation unit value
     at end of period ...........         2.907         2.401         1.772         1.776         1.639
3. Number of accumulation units
     outstanding at end of period    83,246,633    69,315,117    62,281,407    60,084,614    44,559,636

                                                                STOCK INDEX
                                    -------------------------------------------------------------------
                                      01/01/91      01/01/90     01/01/89      01/01/88   10/19/87*
                                         TO            TO           TO            TO         TO
                                      12/31/91      12/31/90     12/31/89      12/31/88   12/31/87
1. Accumulation unit value
     at beginning of period .....   $     1.208   $     1.268   $    0.980        0.859      1.000
2. Accumulation unit value
     at end of period ...........         1.548         1.208        1.268        0.980      0.859
3. Number of accumulation units
     outstanding at end of period    25,578,770    16,843,644    9,249,076    2,628,467    123,844

                                                              EQUITY INCOME
                                    -------------------------------------------------------------------
                                      01/01/96      01/01/95      01/01/94      01/01/93      01/01/92
                                         TO            TO            TO            TO            TO
                                      12/31/96      12/31/95      12/31/94      12/31/93      12/31/92
1. Accumulation unit value
     at beginning of period .....   $     2.530   $     2.104   $     2.099   $     1.737   $     1.596
2. Accumulation unit value
     at end of period ...........         3.044         2.530         2.104         2.099         1.737
3. Number of accumulation units
     outstanding at end of period    65,617,658    63,810,012    56,103,455    37,355,905    18,299,120



                                                     EQUITY INCOME
                                    -------------------------------------------------
                                      01/01/91     01/01/90     1/01/89      02/19/88*
                                         TO           TO          TO            TO
                                      12/31/91     12/31/90     2/31/89      12/31/88
1. Accumulation unit value
     at beginning of period .....   $    1.267   $    1.332   $    1.099   $    1.000
2. Accumulation unit value
     at end of period ...........        1.596        1.267        1.332        1.099
3. Number of accumulation units
     outstanding at end of period    9,795,017    7,313,593    4,663,452    1,002,158

*Commencement of Business

 The financial statements of the Account are in the statement of additional information.

                            ACCUMULATION UNIT VALUES
          THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                  (CONDENSED FINANCIAL INFORMATION) (CONTINUED)

                                                                SUBACCOUNTS
                                    -----------------------------------------------------------------------
                                                                  EQUITY
                                    -----------------------------------------------------------------------
                                       01/01/96      01/01/95       01/01/94       01/01/93       01/01/92
                                          TO            TO             TO             TO             TO
                                       12/31/96      12/31/95       12/31/94       12/31/93       12/31/92
1. Accumulation unit value
     at beginning of period .....   $      4.850   $      3.738   $      3.681   $      3.056   $     2.709
2. Accumulation unit value
     at end of period ...........          5.680          4.850          3.738          3.681         3.056
3. Number of accumulation units
     outstanding at end of period    142,993,051    134,801,790    121,654,470    102,491,968    80,457,602

                                                                SUBACCOUNTS
                                    -------------------------------------------------------------------
                                                                  EQUITY
                                    -------------------------------------------------------------------
                                      01/01/91      01/01/90      01/01/89      01/01/88      01/01/87
                                         TO            TO            TO            TO            TO
                                      12/31/91      12/31/90      12/31/89      12/31/88      12/31/87
1. Accumulation unit value
     at beginning of period .....   $     2.176   $     2.323   $     1.812   $     1.567   $     1.560
2. Accumulation unit value
     at end of period ...........         2.709         2.176         2.323         1.812         1.567
3. Number of accumulation units
     outstanding at end of period    67,197,756    61,186,048    57,285,028    56,763,669    61,958,264

                                        PRUDENTIAL JENNISON
                                    -------------------------
                                      01/01/96      05/01/95*
                                         TO            TO
                                      12/31/96      12/31/95
1. Accumulation unit value
     at beginning of period .....   $     1.245   $    1.009
2. Accumulation unit value
     at end of period ...........         1.408        1.245
3. Number of accumulation units
     outstanding at end of period    21,901,003    5,067,514

                                   SMALL CAPITALIZATION STOCK
                                   --------------------------
                                      01/01/96      05/01/95*
                                         TO            TO
                                      12/31/96      12/31/95
1. Accumulation unit value
     at beginning of period .....   $     1.190   $    1.002
2. Accumulation unit value
     at end of period ...........         1.408        1.190
3. Number of accumulation units
     outstanding at end of period    13,432,923    3,599,798

                                                                                  GLOBAL
                                    ------------------------------------------------------------------------------------------------
                                      01/01/96     01/01/95     01/01/94     01/01/93   01/01/92    01/01/91    01/01/90   05/01/89*
                                         TO           TO           TO           TO         TO          TO          TO         TO
                                      12/31/96     12/31/95     12/31/94     12/31/93   12/31/92    12/31/91    12/31/90   12/31/89
1. Accumulation unit value
     at beginning of period .....   $     1.533  $     1.339  $     1.425  $    1.007  $    1.056  $    0.959  $    1.115  $  1.015
2. Accumulation unit value
     at end of period ...........         1.814        1.533        1.339       1.425       1.007       1.056       0.959     1.115
3. Number of accumulation units
     outstanding at end of period    50,862,779   44,920,771   43,407,964   9,912,122   3,274,619   2,255,700   1,542,929   349,391

                                                             NATURAL RESOURCES
                                    -------------------------------------------------------------------
                                      01/01/96     01/01/95       01/01/94      01/01/93      01/01/92
                                         TO           TO             TO            TO            TO
                                      12/31/96     12/31/95       12/31/94      12/31/93      12/31/92
1. Accumulation unit value
     at beginning of period .....   $     2.196   $     1.751   $     1.851   $     1.497   $     1.412
2. Accumulation unit value
     at end of period ...........         2.840         2.196         1.751         1.851         1.497
3. Number of accumulation units
     outstanding at end of period    26,504,833    23,280,453    22,768,479    14,307,513    10,080,734

                                                    NATURAL RESOURCES
                                    --------------------------------------------------
                                      01/01/91     01/01/90    01/01/89      05/01/89*
                                         TO           TO          TO            TO
                                      12/31/91     12/31/90    12/31/89      12/31/88
1. Accumulation unit value
     at beginning of period .....   $    1.295   $    1.391   $    1.038       1.000
2. Accumulation unit value
     at end of period ...........        1.412        1.295        1.391       1.038
3. Number of accumulation units
     outstanding at end of period    9,150,881    8,875,236    2,829,046     820,249

*Commencement of Business

 The financial statements of the Account are in the statement of additional information.

                      GENERAL INFORMATION ABOUT PRUDENTIAL,
                       THE PRUDENTIAL QUALIFIED INDIVIDUAL
                       VARIABLE CONTRACT ACCOUNT, AND THE
                          PRUDENTIAL SERIES FUND, INC.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

The Prudential Insurance Company of America ("Prudential") is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states. These Contracts are not offered in any state in which the necessary approvals have not yet been obtained.

Prudential's financial statements appear in the statement of additional information and should be considered only as bearing upon Prudential's ability to meet its obligations under the Contracts.

THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

The Prudential Qualified Individual Variable Contract Account (the "Account") was established on October 12, 1982 under New Jersey law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Prudential'sother assets.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporation obligations of Prudential. Prudential is also the legal owner of the assets in the Account. Prudential will at all times maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Account's assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time these additional assets will be transferred to Prudential's general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. There are currently thirteen subaccounts within the Account, each of which invests in a single corresponding portfolio of the Series Fund. Additional subaccounts may be added in the future. The Account's financial statements appear in the statement of additional information.

THE PRUDENTIAL SERIES FUND, INC.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Prudential to provide benefits under the Contract and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.

Prudential is the investment advisor for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is Prudential Plaza, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corp. ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC, and Jennison are registered as investment advisors under the Investment Advisers Act of 1940.

As an investment advisor, Prudential charges the Series Fund a daily investment management fee as compensation for its services. The following table shows the investment management fee charged for each portfolio of the Series Fund available for investment by Contract owners.

--------------------------------------------------------------------------------
                                                         ANNUAL INVESTMENT
                                                        MANAGEMENT FEE AS
PORTFOLIO                                            A PERCENTAGE OF AVERAGE
                                                        DAILY NET ASSETS
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO                                        0.40%
DIVERSIFIED BOND PORTFOLIO                                    0.40%
GOVERNMENT INCOME PORTFOLIO                                   0.40%
CONSERVATIVE BALANCED PORTFOLIO                               0.55%
FLEXIBLE MANAGED PORTFOLIO                                    0.60%
HIGH YIELD BOND PORTFOLIO                                     0.55%
STOCK INDEX PORTFOLIO                                         0.35%
EQUITY INCOME PORTFOLIO                                       0.40%
EQUITY PORTFOLIO                                              0.45%
PRUDENTIAL JENNISON PORTFOLIO                                 0.60%
SMALL CAPITALIZATION STOCK PORTFOLIO                          0.40%
GLOBAL PORTFOLIO                                              0.75%
NATURAL RESOURCES PORTFOLIO                                   0.45%
--------------------------------------------------------------------------------

It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies which invest in the Series Fund, nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from such things as:
(1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

A FULL DESCRIPTION OF THE SERIES FUND, ITS INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN--INCLUDING ANY RISKS ASSOCIATED WITH INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO--AND ALL OTHER ASPECTS OF ITS OPERATION IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE SERIES FUND AND IN ITS STATEMENT OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

                     DETAILED INFORMATION ABOUT THE CONTRACT

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

The Contract requires purchase payments made, through payroll deduction or similar arrangements with an employer, at a rate of at least $300 during any 12-month period. Any other purchase payment must be at least $50 (for VIP-86 Contracts issued prior to May 1, 1991, other purchase payments must be at least $100; for VIP-86 Contracts issued on or after May 1, 1991, other purchase payments must be at least $300.)The Contract may generally be issued on proposed annuitants below the age of 69. Higher issue ages may apply if the Minimum Distribution Option is selected at issue or if the prospective owner provides documentation of other appropriate IRS election. The MINIMUM DISTRIBUTION OPTION is described in further detail on page 22. Before issuing any Contract, Prudential requires submission of certain information. Following Prudential's review of the information and approval of issuance of the Contract, a Contract will be issued that sets forth precisely the owner's rights and the Company's obligations. Additional purchase payments may be made by check payable to the order of Prudential and mailed to your designated Prudential Home Office accompanied by forms that will be provided for this purpose. Prudential generally will not accept "regular" IRA Contributions on or after the annuitants's 69th birthday, but reserves the right to do so.

The Contract date will be the date Prudential received the initial purchase payment and certain required documentation. The amount credited under the Contract begins to vary on that date to reflect the investment results of the investment option[s] and/or the interest rate declared for the fixed-rate option as chosen by the applicant. If the issuance of the Contract is not approved, because the current underwriting requirements are not met, the purchase payment will promptly be returned. The Company reserves the right to change these requirements on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"

Generally, a Contract may be returned for a refund within 10 days after it is received by the Contract owner. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Prudential Home Office specified in the Contract. The Contract owner will then receive a refund of all purchase payments made, plus or minus any change due to investment experience in the value of the invested portion of the payments, excluding any bonus paid on the purchase payments, calculated as if no charges had been made against the Account or the Series Fund. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all purchase payments made, excluding any bonus paid on the purchase payments, with no adjustment for investment experience.

ALLOCATION OF PURCHASE PAYMENTS

The Contract owner determines how the purchase payment will be allocated among the subaccounts and between the Account and the fixed-rate option by specifying the desired allocation on the application form for a Contract. You may change subsequent purchase payment allocations by providing us with written instructions. You may also change subsequent purchase payment allocations by telephoning your designated Prudential Home Office, provided the Contract owner is enrolled to use the Telephone Transfer System. If, after you have made one purchase payment, you send Prudential an additional purchase payment without instructions about how the purchase payment should be allocated, Prudential will allocate the purchase payment in the same proportions as the most recent purchase payment you made.

Additionally, a feature called Dollar Cost Averaging ("DCA") is available to Contract owners. If you wish, purchase payments allocated to the portion of the Money Market subaccount used for this feature (the "DCA account"), and designated amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market subaccount and the fixed-rate option. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000 the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at Prudential's discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial purchase payment. When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at Prudential's discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, subject to the limitations on purchase payments and transfers generally. In addition, if you have already established DCA, your purchase payment allocation instructions may include an allocation of all or a portion of all your purchase payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly date (i.e. the Contract date and the same date in each subsequent month), provided the New York Stock Exchange ("NYSE") is open on that date. If the NYSE is not open on the Monthly date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of that month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If you have an outstanding payment allocation to the DCA account, but your DCA option has previously been canceled, purchase payments allocated to the DCA account will be allocated to the Money Market subaccount. Currently, there is no charge for using the DCA feature.

ADDITIONAL AMOUNTS

During the first 3 Contract years, and in Contract years thereafter at Prudential's discretion, Prudential will add an Additional Amount, as a bonus, of 1% to every purchase payment that you make and allocate that Additional Amount to the Account and fixed-rate option in the same manner as your purchase payment. Prudential reserves the right, however, to limit its payment of such Additional Amounts to $1,000 in each Contract year. This Additional Amount, or bonus, will work as follows. Suppose you make an initial purchase payment of $2,000 to be allocated equally to the Equity Subaccount and the fixed-rate option. Prudential will increase the payment by 1%, or $20, and allocate $1010 to both the Equity Subaccount and to the fixed-rate option. Later in the year you send an additional purchase payment of $600, but you fail to indicate how it should be applied. Prudential will increase that amount by 1% or $6, and based on your most recent instruction, will allocate $303 to both the Equity Subaccount and to the fixed-rate option.

The Additional Amount will not be subject to state or local premium taxes. It will, however, be recaptured by Prudential in the event you make a withdrawal of a purchase payment on which an Additional Amount was paid within 8 Contract years after the payment, unless such withdrawn purchase payment is used to effect an annuity that is not subject to a sales charge or is subject to a reduced sales charge. See SALES CHARGES ON WITHDRAWALS, page 16, and RECAPTURE OF ADDITIONAL AMOUNTS, page 18.

TRANSFERS

You may transfer the portions of your Contract fund allocated to any subaccount to any of the other subaccounts or to the fixed-rate option without charge. Transfers must be in amounts of $300 or more, or the total amount in the subaccount, if less than $300, and must not cause the amount credited to you in any subaccount to be less than $300, unless you transfer the entire amount in that subaccount. A Contract owner may transfer amounts by proper written notice to a Prudential Home Office, or by telephone unless the Contract owner asks that transfers by telephone not be made.

Prudential has adopted procedures designed to ensure that requests by telephone are genuine and will require appropriate identification for that purpose. Prudential will not be held liable for following telephone instructions that it reasonably believes to be genuine. Prudential cannot guarantee that owners will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

You may make up to four transfers per Contract year during the period before annuity payments begin. Currently, you may make additional transfers without Prudential's consent. After variable annuity payments begin, part or all of the interest in a subaccount may be transferred to one or more other subaccounts. The annuitant may then make up to four transfers per Contract year. Currently, you may make additional transfers without Prudential's consent. Any partial transfer will require Prudential's consent if either the number of Subaccount Annuity Units to be transferred or the number to be retained, multiplied by the corresponding Subaccount Annuity Unit Value on the transfer effective date, is less than $20. Transfers among subaccounts will take effect as of the end of the valuation period in which a proper transfer request is received at a Prudential Home Office, except that if the request is received within 7 days of an annuity payment date, it will be made on the first business day after the annuity payment date.

Transfers from the fixed-rate option to the subaccounts are permitted once each Contract year during a 30-day period. Currently that period begins on the Contract anniversary. Prudential reserves the right to change the beginning date of the transfer period. The maximum amount which may currently be transferred out of the fixed-rate option each year is the greater of: (a) 25% of the amount in the fixed-rate option, and (b) $2,000. Transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at a Prudential Home Office. These limits are subject to change in the future. Although it is not Prudential's present practice to do so, we may in the future permit transfers outside of the 30-day period beginning on the Contract anniversary referred to above and change the maximum amount that may be transferred out of the fixed-rate option.

WITHDRAWALS

Unless restricted by the retirement arrangement under which you are covered, you may at any time withdraw all or part of your investment in the Contract fund. However, Prudential's consent will be required for a partial withdrawal if the amount requested is less than $300 or if it would reduce the amount credited under the Contract to less than $300. In addition, there are certain restrictions on the withdrawal of salary reduction contributions and earnings invested in annuity contracts subject to Section 403(b) of the Internal Revenue Code. Under such contracts, withdrawals may be made prior to attaining age 59 1/2 in the event of severance of employment, death, total and permanent disability and, in limited circumstances, hardship (See SECTION 403(B) ANNUITIES, page 22). Amounts held under TDA contracts as of December 31, 1988 are exempt from these restrictions. The withdrawal restrictions do not apply to transfers among the available investment options and do not apply to the direct transfer of all or part of your interest in the Contract to a Section 403(b) tax-deferred annuity contract of another insurance company or to a mutual fund custodial account under Section 403(b)(7). Prudential will generally pay the amount within 7 days after it receives a properly completed withdrawal request. The amount of your requested withdrawal, plus any applicable sales charge and any applicable recapture of additional amounts, will be deducted from your Contract fund. Any tax withholding required by law will be deducted from the amount of your requested withdrawal. Prudential may delay payment of any withdrawal allocable to the subaccount[s] for a longer period if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists. With respect to the amount of any withdrawal allocable to the fixed-rate option, Prudential expects to pay the withdrawal promptly upon request. However, Prudential has the right to delay payment of such withdrawal for up to 6 months (or a shorter period if required by applicable law). Prudential will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

A withdrawal will generally have federal income tax consequences, which could include tax penalties. You should check the terms of your retirement plan and consult with a tax advisor before making a withdrawal. See FEDERAL TAX STATUS, page 20.

Under certain types of retirement arrangements, in the case of a married Participant, a withdrawal request must include the consent of the Participant's spouse. This consent must contain the Participant's signature and the notarized or properly witnessed signature of the Participant's spouse. These spousal consent requirements were effective beginning January 1, 1985 and apply to married Participants in most qualified pension plans, including plans for self-employed individuals, and those Section 403(b) annuities which are considered employee pension benefit plans under the Employee Retirement Income Security Act of 1974 (ERISA).

DEATH BENEFIT

If the annuitant should die before he or she has begun to receive annuity payments, a death benefit, calculated as of the date due proof of death is received by Prudential, will be payable to the beneficiary you designate. Unless the retirement arrangement that covered you provides otherwise, the beneficiary will have the right to elect to receive this amount without the imposition of any sales charge or any further annual maintenance charge, in one sum, in periodic payments, in the form of a lifetime annuity or in a combination of these ways. Payments will begin once Prudential receives all information necessary to process the claim. If the death benefit is payable as a result of your coverage under a qualified retirement plan, IRA, SEP, savings incentive match plan for employees under section 408(p) of the Code ("SIMPLE") or tax-deferred annuity under section 403(b) of the Code, your entire death benefit generally must be distributed within 5 years after your date of death. However, if an annuity payment option is elected, and if annuity payments begin within one year of your death, the death benefits may be distributed over the beneficiary's life expectancy. If your spouse is your beneficiary, annuity payments need only begin on or before April 1 of the calendar year following the calendar year in which you would have attained age 70 1/2 or in some instances, the remaining interest in the Contract may be rolled over to an IRA owned by your spouse. With respect to Contracts issued in connection with IRAs, if your spouse is the designated beneficiary, the Contract may continue with your spouse treated as the employee. If you die after you have begun to receive annuity payments as a result of your coverage under a qualified retirement plan, IRA, SEP, SIMPLE or tax-deferred annuity, but before your entire interest in the Contract is distributed, the remaining portion of your interest in the Contract must be distributed at least as rapidly under the method of distribution being used as of your date of death. Special additional rules apply to Contracts used in conjunction with plans subject to Section 457 of the Code. If the beneficiary fails to make any election within any time limit prescribed by or for the retirement arrangements that covered the Contract owner, Prudential will make a one-sum cash payment to the beneficiary, after deduction of the annual account charge then due.

Subject to the spousal consent rules discussed in the following paragraph, unless the beneficiary has been irrevocably designated, you may change the beneficiary at any time. If the annuitant should die before reaching age 65 and before the annuity date, the amount payable to the beneficiary will be at least equal to the total amount of purchase payments you have made plus any bonus credited by Prudential (reduced by any previous withdrawal[s] in the same proportion that such withdrawal[s] reduced your Contract fund on the withdrawal date[s]), even if the value of your Contract fund is less than this minimum amount. (Under the WVQ-83 Contract, the minimum amount payable to the beneficiary is determined in a different manner. See item 2 under DIFFERENCES UNDER THE WVQ-83 CONTRACT, page 28.) If the value of your Contract fund is greater, however, that value will be payable to the beneficiary. If the annuitant dies after the age of 65 but before the annuity date, the death benefit payable to the beneficiary will be the value of your Contract fund. If the annuitant dies after he or she has begun to receive annuity payments, the death benefit, if any, will be determined by the type[s] of annuity payment you have selected. See EFFECTING AN ANNUITY, page 23.

Under certain types of retirement arrangements, in the case of a married Participant, a pre-retirement survivor annuity is paid to the Participant's spouse if the Participant dies prior to his or her retirement under the plan. Generally, a Participant may waive this coverage with his or her spouse's consent on or after attaining age 35 or upon termination of employment, if earlier. This consent must contain the signatures of the Participant and spouse and must be notarized or witnessed by an authorized plan representative. Unless such consent is obtained, the law requires that at least 50% of the Participant's account balance as of his or her date of death be used to purchase a life annuity form of payment for the Participant's spouse even if the designated beneficiary is someone other than the spouse. These spousal consent requirements were generally effective beginning January 1, 1985 and apply to married vested Participants in most qualified pension plans, including plans for self-employed individuals, and those Section 403(b) annuities which are considered employee pension benefit plans under ERISA.

VALUATION OF CONTRACT OWNER'S CONTRACT FUND

The value of your Contract fund is the sum of your interests in your Variable Account and in the fixed-rate option. The value of your Variable Account is the sum of your separate interests in each subaccount in which you have invested. These values are measured in Units, for example, Money Market Units, Diversified Bond Units or Flexible Managed Units. You are credited with Units in each subaccount in which you invest. Every purchase payment you make is converted into Units of the subaccount or subaccounts you have chosen by dividing the amount of the purchase payment by the Unit Value for the subaccount to which you have allocated that purchase payment. With regard to purchase payments subsequent to the initial payment (described above), this is done as of the end of the valuation period in which the payment is received at a Prudential Home Office. The value of these Units changes each day to reflect the investment results and expenses of and deductions of charges from the Series Fund portfolios in which the assets of the subaccount are invested, in much the same way that the share values of a mutual fund change each day. The manner in which the computation is made is complicated and differs somewhat from how mutual fund share values are determined. It is explained on page C1 of the statement of additional information. The result is much the same, however. For example, the product of the number of Diversified Bond Units that are credited to your Variable Account multiplied by the Diversified Bond Unit Value on any day is the value of your exact proportionate share of the net assets of the Diversified Bond Subaccount on that day, just as the number of shares you might hold in a mutual fund multiplied by the value of a share represents the value of your proportionate share of the net assets of the mutual fund.

There is, of course, no guarantee that the value of your Contract fund will increase or that it will not fall below the amount of your total purchase payments. However, Prudential guarantees a minimum interest rate of 3% a year on that portion of the Contract fund allocated to the fixed-rate option. Excess interest on payments allocated to the fixed-rate option may be credited in addition to the 3% guaranteed interest rate. See THE FIXED-RATE OPTION, page 19.

If applicable, on each Contract anniversary date before the Annuity date, Prudential makes an annual maintenance charge of up to $30. See ANNUAL MAINTENANCE CHARGE, page 18. If the Contract fund is allocated to more than one subaccount or to one or more subaccounts and to the fixed-rate option, the charge will be divided on a pro rata basis, according to the value held in each subaccount and/or the fixed-rate option. This charge will also be made, as a deduction from the proceeds of the withdrawal, if you withdraw your entire Contract fund during the year, including a withdrawal to effect an annuity under your Contract. That portion of the maintenance charge which is attributable to your Variable Account will be assessed by reducing the number of Units credited to your Variable Account.

                          CHARGES, FEES, AND DEDUCTIONS

1. PREMIUM TAXES

If Prudential pays a state or local tax at the time purchase payments are made, the deduction will be made at that time based on the applicable rate. Currently, no such deduction is made from purchase payments in any state. In some states, however Prudential pays a premium tax when an annuity is effected. In those states, the tax will be deducted at that time. The tax rates currently in effect in those states that impose a tax range from 0.5% to 5%. Prudential also reserves the right to deduct from each purchase payment a charge up to a maximum of 0.3% for federal income taxes measured by premiums in those states where approval has been obtained. Currently, no such charge is being made in any state.

2. SALES CHARGES ON WITHDRAWALS

A deferred sales charge may be imposed on the withdrawal of purchase payments. The charge compensates Prudential for paying all of the expenses of selling and distributing the Contracts, including commissions, preparation of sales literature, and other promotional activities. Any amount that you withdraw will be treated for the purpose of determining sales charge as a withdrawal of investment income, until you have withdrawn an amount equal to your investment income. There is no sales charge on withdrawals of investment income. For the purpose of determining sales charges, further withdrawals will be considered withdrawals of purchase payments. Purchase payments are deemed to be withdrawn on a first-in, first-out basis (that is, your first purchase payments will be the first withdrawn). The amount of any sales charge will depend on the purchase payments withdrawn and the number of Contract years that have elapsed since you made the particular purchase payments. Your first Contract year begins on the date your initial purchase payment is invested in the Contract fund (the Contract date). A subsequent Contract year begins on each anniversary of that date. (Under the WVQ-83 Contract, purchase payments, rather than investment income, are deemed removed first under a withdrawal. Generally, sales charges on withdrawals under the QVIP-84 Contract and the VIP-86 Contract as described in this section will be less than under the WVQ-83 Contract because investment income is deemed removed before purchase payments, and investment income is not subject to sales charges. However, due to the possibility of flexible purchase payments, multiple withdrawals and a variable return, it is not possible to categorically state that the QVIP-84 Contract and the VIP-86 Contract result in lower charges. For a more detailed description of sales charges on withdrawals under the WVQ-83 Contract, see item 1 under DIFFERENCES UNDER THE WVQ-83 CONTRACT, page 28.)

In each Contract year you may make withdrawals of purchase payments from your Contract fund of up to 10% of the value of the Contract fund, valued as of the date of first withdrawal in that Contract year, without incurring a sales charge. This charge-free withdrawal amount does not accumulate from Contract year to Contract year. If you withdraw all or part of a purchase payment before the end of the Contract year during which it was made, the sales charge will be 8% of the purchase payment you withdraw, subject to the 10% free withdrawal privilege. For example, suppose you make an initial purchase payment of $1,000. Within the same Contract year you withdraw $450 and at the time of that withdrawal the value of your Contract fund has grown to $1,100 (due to the credit of $10 for the 1% additional amount and $90 in investment earnings). Since withdrawals are deemed for sales charge purposes to consist of investment income first, the amount subject to a sales charge is $360 ($450 minus $90 of investment income). However, 10% of the value of your Contract fund on the date of the first withdrawal in the Contract year during which the withdrawal is made may be withdrawn without charge. Ten percent of $1,100 is $110. Thus, the sales charge, which generally is also withdrawn from the Contract fund, will be 8% of $250 (the $360 payment withdrawn minus $110), which is $20 (This withdrawal would also involve a recapture of $3.60 of the 1% additional amount. See Recapture of Additional Amounts, page 18.).

In addition, Critical Care Access is available for Contracts issued on or after May 1, 1993. Based on regulatory approval of the Waiver of Withdrawal Charges endorsement, all or part of any withdrawal and maintenance charges associated with a full or partial withdrawal, or any annuitization or withdrawal charge due on the annuity date, will be waived following the receipt of due proof that the annuitant or co-annuitant (if applicable) has been confined to an eligible nursing home or hospital for a period of at least 3 months or a physician has certified that the annuitant or co-annuitant (if applicable) has 6 months or less to live.

The sales charge imposed on the withdrawal of a purchase payment during the next Contract year after it was made is 7% and continues to decrease by 1% per year in accordance with the following table:

---------------------------------------------------------------------------------------------------
           FOR WITHDRAWALS OF PURCHASE                            THE SALES CHARGE WILL BE EQUAL TO
        PAYMENTS DURING THE CONTRACT YEAR                          THE FOLLOWING PERCENTAGE OF THE
                    INDICATED                                      PURCHASE PAYMENT WITHDRAWN (A)
---------------------------------------------------------------------------------------------------
Contract Year in Which Payment Made                                              8%
First Contract Year Following Year in Which Payment Made                         7%
Second Contract Year Following Year in Which Payment Made                        6%
Third Contract Year Following Year in Which Payment Made                         5%
Fourth Contract Year Following Year in Which Payment Made                        4%
Fifth Contract Year Following Year in Which Payment Made                         3%
Sixth Contract Year Following Year in Which Payment Made                         2%
Seventh Contract Year Following Year in Which Payment Made                       1%
Subsequent Contract Years                                                     No Charge

---------------------------------------------------------------------------------------------------

(a) Subject to 10% free withdrawal described above.
---------------------------------------------------------------------------------------------------

The sales charge percentages described in the above table will be subject to reduction for purposes of complying with state non-forfeiture law.

Your withdrawal request must specify the source from which the withdrawal is to be made. If you fail to specify, your withdrawal, subject to minimum amount requirements, will be allocated among all subaccounts in which you have an interest and the fixed-rate option if a portion of your Contract fund is allocated to that option, in the same proportions as the value of your interest in each subaccount and in the fixed-rate option bears to the total value of your Contract fund. Your sales charge will be determined without reference to the source of the withdrawal. The charge will be determined by reference to the period that has elapsed since your earliest purchase payment not yet withdrawn, even if that payment was not originally invested in or has subsequently been transferred from the source from which the withdrawal was made.

Under the VIP-86 Contract, an annuity may not be effected earlier than 3 years after the Contract date. If an annuity is effected 3 or more years after the Contract date under the Supplemental Life Annuity Option (see ANNUITY OPTIONS UNDER THE VIP-86 CONTRACT, page 24), there will be no sales charge deducted. If an annuity is effected under one of the other annuity options under the VIP-86 Contract, the sales charge will be determined as described in the above table.

Under the QVIP-84 Contract, if an annuity is effected at any time after the Contract date under the Supplemental Life Annuity Option (see ANNUITY OPTIONS UNDER THE WVQ-83 AND QVIP-84 CONTRACTS, page 24), there will be no sales charge deducted. If an annuity is effected under one of the other annuity options under the QVIP-84 Contract less than 3 years after the Contract date, the sales charge will be determined as described in the above table. However, if an annuity is effected under one of such other annuity options (excluding the Annuity Certain Option) 3 or more years after the Contract date, the sales charge will be 4% less than each percentage shown in the above table (the sales charge applied to a withdrawal to effect the Annuity Certain Option will be determined as described in the above table).

Under the WVQ-83 Contract, if an annuity is effected at any time after the Contract date under the Supplemental Life Annuity Option (see ANNUITY OPTIONS UNDER THE WVQ-83 AND QVIP-84 CONTRACTS, page 24), there will be no sales charge deducted. If an annuity is effected under one of the other annuity options under the WVQ-83 Contract less than 3 years after the Contract date, the sales charge will be determined as described in the above table. However, if an annuity is effected under one of such other annuity options (excluding the Annuity Certain Option) 3 or more years after the Contract date, there will be no sales charge deducted (the sales charge applied to a withdrawal to effect the Annuity Certain Option will be determined as described in the above table).

An annuity is effected by applying the annuity purchase rates set forth in your Contract to the amount credited to your Contract fund--less any applicable sales charge, recapture of Additional Amounts (see Recapture of ADDITIONAL AMOUNTS, below), premium tax (see PREMIUM TAXES, page 16), and annual maintenance charge (see ANNUAL MAINTENANCE CHARGE, below)--on the date the annuity is effected. The amount of the annuity payments that you will receive monthly will depend upon the form of the annuity you select and, for a variable annuity, upon the investment performance of the subaccount or subaccounts in which the assets are held. See EFFECTING AN ANNUITY, page 23.

3. RECAPTURE OF ADDITIONAL AMOUNTS

If you make a withdrawal which consists partially or wholly of purchase payments, Prudential may recapture the Additional Amounts that were credited to your Contract fund. If the duration from the start of the Contract year in which a purchase payment was made to the start of the Contract year of withdrawal is less than 8 years (except as provided in the following paragraph, this includes withdrawals made for the purpose of applying some or all of the Contract fund to effect an annuity), Prudential will recapture the Additional Amounts originally credited upon the portion of the purchase payments being withdrawn. If the duration from the start of the Contract year of purchase payment to the start of the Contract year of withdrawal is eight years or more, the Additional Amounts credited will not be recaptured. For example, suppose you make an initial purchase payment of $1,000 for which you are credited with a bonus of 1% or $10. In the second year you make an additional payment of $2,400, and are credited with an additional bonus of $24. In the fifth Contract year you request a partial withdrawal of $1,600. On the date of the withdrawal, the value of your Contract fund is $3,900, which includes $466 of earnings. Thus the requested withdrawal represents a withdrawal of $1,134 of purchase payments. Because $1,134 of purchase payments is being withdrawn and the duration from the start of the Contract years of these purchase payments to the Contract year of withdrawal is less than 8 years, the portion of the Additional Amounts recaptured will be $11.34(1% of $1,134).

Prudential will not recapture Additional Amounts paid on any purchase payment[s] withdrawn where surrender charges have been waived due to confinement in a nursing home or hospital, or due to a terminal illness. See SALES CHARGES ON WITHDRAWALS, page 16.

Prudential will not recapture Additional Amounts paid on any purchase payment[s] withdrawn, if such withdrawal is used to effect an annuity that is not subject to a sales charge or is subject to a reduced sales charge. Such annuity must be effected 1 or more years after the Contract date (3 or more years after the Contract date under the VIP-86 Contract.) See SALES CHARGES ON WITHDRAWALS, page 16.

4. ANNUAL MAINTENANCE CHARGE

Currently, an annual maintenance charge of up to $30 will be deducted if and only if the Contract fund is less than $10,000 on a Contract anniversary or at the time a full withdrawal is effected. This charge is intended to compensate

Prudential for administering the Account, maintaining records, and preparing and distributing annual reports and an annual statement of your Contract fund. This $30 fee will not be charged if the Contract fund is less than $10,000 as a result of a withdrawal due to confinement in a nursing home or hospital, or due to a terminal illness, as applied under the Waiver of Withdrawal Charges endorsement. See SALES CHARGES ON WITHDRAWALS, page 16. In addition, this charge is not made after annuitization, and it may not be increased by Prudential. See VALUATION OF CONTRACT OWNER'S CONTRACT FUND, page 16.

5. CHARGE FOR ASSUMING MORTALITY AND EXPENSE RISKS

A deduction is made daily from each subaccount at an annual rate of up to 1.2% of the assets held in the subaccount. This charge may not be increased by Prudential. Of this amount, one-third, up to 0.4%, is for assuming the risk that the charges made under the Contracts may not cover inflation-increased expenses, and two-thirds, up to 0.8%, is for assuming mortality risks. The mortality risk assumed by Prudential is the risk that annuity payments under a selected annuity option (see EFFECTING AN ANNUITY, page 23) may continue for a longer period than anticipated under the life expectancy tables and schedule of annuity rates in effect when the Contract was issued. The charges for mortality and expense risks will continue throughout the period of any variable annuity selected (including a variable annuity certain, even though Prudential no longer bears any mortality risk under such a Contract). This charge is not assessed against amounts allocated to the fixed-rate option or after a fixed dollar annuity is effected.

6. EXPENSES INCURRED BY THE SERIES FUND

The charges and expenses of the Series Fund, net of reimbursements, are indirectly borne by the Contract owners. Investment management fees for the available Series Fund portfolios are briefly described under THE PRUDENTIAL SERIES FUND, INC. on page 11. Further detail about management fees and other Series Fund expenses is provided in the attached prospectus for the Series Fund and its statement of additional information.

                              THE FIXED-RATE OPTION

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED-RATE OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED-RATE OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS, AND PRUDENTIAL HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE OPTION. DISCLOSURE REGARDING THE FIXED-RATE OPTION MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

As explained earlier, a Contract owner may elect to allocate, either initially or by transfer, all or part of the amount credited under the Contract to a fixed-rate option, and the amount so allocated or transferred becomes part of Prudential's general assets. Sometimes this is referred to as Prudential's general account, which consists of all assets owned by Prudential other than those in the Account and in other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the general account, and Contract owners do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Contract fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Prudential declares periodically, but not less than an effective annual rate of 3%. Currently, declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the same date in the following year. Thereafter, a new crediting rate will be declared each year, and will remain in effect for at least the calendar year, so long as required by applicable law. Prudential reserves the right to change this practice. Prudential is not obligated to credit interest at higher rate than 3%, although in its sole discretion it may do so. Different crediting rates may be declared for different portions of the Contract fund allocated to the fixed-rate option. On request, a Contract owner will be advised of the interest rates that currently apply to his or her Contract.

Transfers from the fixed-rated option are subject to strict limits. See TRANSFERS, page 14.

                               FEDERAL TAX STATUS

No tax is payable by any Contract owner as a result of any increase in the value of his or her Contract fund until money is received by him or her, either in the form of a withdrawal or an annuity. It is important, however, to consider how amounts that are withdrawn or received as annuity payments will be taxed. The following discussion of these points is general in nature. It is not intended as tax advice. Nor does it consider any applicable state or other tax laws. A qualified tax advisor should be consulted for complete information and advice.

The following discussion assumes that the Contract will be treated as an annuity contract for Federal income tax purposes. Section 817(h) of the Internal Revenue Code (the "Code") provides that the underlying investments for a variable annuity must satisfy certain diversification requirements. For further detail on diversification requirements, see DIVIDENDS, DISTRIBUTIONS, AND TAXES in the attached prospectus for the Series Fund. The Prudential believes the underlying variable investment options for the Contract meet these diversification requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Contract owners may direct their investments to particular divisions of a separate account. Such guidance will be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. Because of this uncertainty, Prudential reserves the right to make such changes as it deems necessary to assure that the Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

TAXES ON PRUDENTIAL

Although the Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Account are taxed as part of the operations of Prudential. Under the current provisions of the Code, Prudential does not expect to incur federal income taxes on earnings of the Account to the extent the earnings are credited under the Contract. Based on this, no charge is being made currently against the Account for company federal income taxes. Prudential will review the question of a charge to the Account for company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contract.

Under current law, Prudential may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon Prudential that are attributable to the Account may result in a corresponding charge against the Account.

RETIREMENT ARRANGEMENTS USING THE CONTRACT

The provisions of the Code that apply to retirement programs are complex, and the tax rules vary according to the type of plan and its terms and conditions. Accordingly, this prospectus provides only general information about the types of arrangements in connection with which the Contracts may be used. You should consult a qualified tax advisor before purchasing a Contract, particularly if you contemplate making withdrawals from your Contract fund before annuity payments commence. Withdrawals may be subject to income tax consequences, including tax penalties.

In general, assuming that you adhere to the requirements and limitations of the Code provisions applicable to the type of retirement arrangement in which you are participating, purchase payments (other than after-tax employee payments) under the Contract will be deductible (or not includible in your income) up to certain amounts each year. Under the retirement programs with which the Contracts may be used, federal income tax currently is not imposed upon the investment income and realized gains of the subaccounts in which your purchase payments have been invested until a distribution is received. When a distribution is received, either as a lump sum or an annuity, all or a portion of the distribution is normally taxable as ordinary income. In some cases, the tax on lump-sum distributions may be limited by a special income-averaging rule.

Unless you elect to the contrary, any amounts that are received under your Contract (except for Contracts issued in connection with plans that are subject to Section 457 of the Code--see ELIGIBLE DEFERRED COMPENSATION PLANS OF STATE OR LOCAL GOVERNMENTS AND TAX EXEMPT ORGANIZATIONS, page 22) that Prudential reasonably believes are includible in gross income for tax purposes will be subject to withholding to meet federal income tax obligations. Certain distributions from qualified retirement plans and 403(b) annuities will be subject to mandatory 20% withholding unless the distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, 403(b) annuity or IRA. The rate of withholding on periodic annuity payments where mandatory withholding is not required will be determined on the basis of the withholding certificate you may file with Prudential. For payments not subject to mandatory withholding, if you do not file such a certificate and you will be receiving periodic annuity payments, you shall be treated, for purposes of determining your withholding rate, as a married person with three exemptions; the rate of withholding on all other payments under your Contract, such as withdrawals, will be 10%. Thus, in the absence of an election by you that Prudential should not do so, it will withhold from every withdrawal or annuity payment the appropriate percentage of the amount of the payment that Prudential reasonably believes is includible in gross income. Prudential will provide forms and instructions concerning the right to elect that no amount be withheld from payments. Generally there will be no withholding for taxes until payments are actually received under your Contract.

Recipients, including those who have elected out of withholding, must supply their Taxpayer Identification Number (Social Security Number) to payers of distributions for tax reporting purposes. Failure to furnish this number when required may result in the imposition of a tax penalty and will subject the distribution to the withholding requirements of the law described above.

The comments which follow concerning specific tax favored plans are intended merely to call attention to certain of their features. No attempt has been made to discuss in full the tax ramifications involved or to offer tax advice. As suggested above, a qualified tax advisor should be consulted for advice and answers to any questions.

PLANS FOR SELF-EMPLOYED INDIVIDUALS

For self-employed individuals who establish qualified plans, contributions are deductible within the limits prescribed by the Code. Annual deductible contributions cannot exceed the lesser of $30,000 or 25% of "earned income". For this purpose "earned income" is computed after the deduction for contributions to the plan is considered.

Payments generally must begin by April 1 of the year following the later of: (1) the calendar year in which the employee attains 70 1/2; or (2) the calendar year in which the employee retires and are subject to certain minimum distribution requirements.

IRAS

For persons who establish IRAs, the annual contribution limit is the lesser of
(1) $2,000, or (2) 100% of earned income. An IRA contribution of up to $2,000 for each spouse is permitted (including a non-working spouse) if the combined compensation of both spouses is at least equal to the contributed amount provided that the non-working spouse earns less than the working spouse and they file a joint return. Generally, annuity payments may not begin before attainment of age 59 1/2 (except in the event of total disability or death), but distributions must begin by April 1 of the year following attainment of age
70 1/2 and are subject to certain minimum distribution requirements. Certain penalties may result if the contribution or age limitations are exceeded.

Deductions for IRA contributions in those cases where an individual or an individual's spouse is an active participant in an employer sponsored pension plan, SEP, SIMPLE, Section 403(a) plan, or Section 403(b) annuity are limited to individuals whose adjusted gross income is less than certain specified amounts.

For married individuals who file a joint tax return, a full deduction will be available if adjusted gross income is $40,000 or less. For a single individual, the limit is $25,000. Partial deductions for IRA contributions will be available for married, joint filers who have adjusted gross income of more than $40,000 and less than $50,000 and single individuals whose adjusted gross income is less than $35,000.

SIMPLIFIED EMPLOYEE PENSION PLANS ("SEPS")

Under this arrangement, annual employer contributions to an IRA established by an employee are not includible in income up to the lesser of $30,000 or 15% of the employee's earned income (excluding the employer's contribution to the SEP). As with the regular IRA, generally, annuity payments to the Participant may not begin before attainment of age 59 1/2 (except in the event of total disability or death) but distributions must begin by April 1 of the year following attainment of age 70 1/2 and are subject to certain minimum distribution requirements. Certain penalties may result if the contribution or age limitations are exceeded.

Certain SEP arrangements are permitted to allow employees to elect to reduce their salaries by as much as $9,500 (in 1996, indexed) and have their employer make contributions on their behalf to the SEP. These arrangements, called salary reduction SEPs, are available only if the employer maintaining the SEP has 25 or fewer employees and at least 50% of the eligible employees elect to make salary reduction contributions. Other limitations may reduce the permissible contribution level for highly compensated employees. New Salary Reduction SEPs may not be established after 1996.

In accordance with Internal Revenue Service (the "IRS") Regulations, persons who would become Participants under a Contract used with an IRA, including one established under a SEP arrangement, are given disclosure material prepared by Prudential. The material includes this prospectus, a copy of the governing instrument to be used in establishing an IRA, and a brochure containing information about eligibility, contribution limits, tax consequences, and other particulars concerning IRAs. The regulations require that such persons be given a free look after making an initial contribution in which to affirm or reverse their decision to participate. Therefore, within the free look, a Participant may cancel his or her participation under that Contract by notifying Prudential in writing, and Prudential will refund all of the contributions under the Contract or, if greater, the amount credited to the accumulation accounts under the Contract computed as of the business day that Prudential receives the notice of cancellation. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK", page 12.

SECTION 403(B) ANNUITIES

Section 403(b) of the Code permits employers and employees of Section 501(c)(3) tax-exempt organizations and public educational organizations to make, subject to certain limitations, contributions to an annuity in which the employee's rights are nonforfeitable (commonly referred to as a "tax-deferred annuity" or "TDA"). The amounts contributed under a TDA and increments thereon are not taxable as income until distributed as annuity income or otherwise. Generally, contributions to a TDA may be made through a salary reduction arrangement up to a maximum of $9,500. However, under certain special rules, the limit could be increased as much as $3,000. In addition, the Code permits certain total distributions from a TDA to be "rolled over" to another TDA or IRA. Certain partial distributions from a TDA may be "rolled over" to an IRA.

An annuity contract will not qualify as a TDA, unless under such contract distributions from salary reduction contributions and earnings thereon (other than distributions attributable to assets held as of December 31, 1988) may be paid only on account of attainment of age 59 1/2, severance of employment, death, total and permanent disability and, in limited circumstances, hardship. (Such hardship withdrawals are permitted, however, only to the extent of salary reduction contributions and not earnings thereon.)

The Section 403(b)(11) withdrawal restrictions do not apply to the transfer of all or part of a Contract owner's interest in his or her Contract among the available investment options offered by The Prudential or to the direct transfer of all or part of the Contract owner's interest in the Contract to a Section 403(b) tax-deferred annuity contract of another insurance company or to a mutual fund custodial account under Section 403(b)(7).

In imposing the restrictions on withdrawals as described above, Prudential is relying upon a non-action letter dated November 28, 1988 from the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance.

Employer contributions are subject generally to the same coverage, minimum participation and nondiscrimination rules applicable to qualified pension and profit-sharing plans. Distributions from a TDA generally must commence by April 1 of the calendar year following the later of: (1) the calendar year in which the employee attains age 70 1/2; or (2) the calendar year in which the employee retires. Distributions must satisfy minimum distribution requirements similar to those that apply to qualified plans generally.

ELIGIBLE DEFERRED COMPENSATION PLANS OF STATE OR LOCAL GOVERNMENTS AND TAX EXEMPT ORGANIZATIONS

A contract may be used to fund an eligible deferred compensation plan of a state or local government or a tax-exempt organization. The amounts contributed under these plans and increments thereon are not taxable as income until distributed or otherwise made available to the employee or other beneficiary. If the requirements of Section 457 of the Code are not met, however, employees may be required to include in gross income all or part of the contributions and earnings thereon. Although assets of deferred compensation plans are generally part of the employer's general assets, subject to certain transition rules, governmental plans must hold assets in a trust, annuity contract or custodial account. Contributions generally may not exceed the lesser of $7,500 (as indexed) or 33 1/3% of the employee's compensation. Distributions must begin by April 1 following attainment of age 70 1/2 or April 1 of the calendar year following the calendar year the participant retires, if that is later. Distributions are subject to special minimum distribution rules in addition to the minimum distribution requirements for qualified plans. Rollovers are not permitted (other than between Section 457 plans.)

A distribution to a Participant covered under an eligible deferred compensation plan subject to Section 457 of the Code is treated as payment of wages for federal income tax purposes and thus subject to general withholding requirements.

MINIMUM DISTRIBUTION OPTION

The Minimum Distribution Option is a program available with IRA and SEP programs. It enables the client to satisfy IRS minimum distribution requirements, without having to annuitize or cash surrender their Contracts. Distributions from IRAs and SEPs must begin by April 1 of the year following attainment of age 70 1/2. Each year until the maturity date, The Prudential will recalculate the minimum amount that you are required to withdraw from your IRA or SEP. We will send you a check for the minimum distribution amount less any partial withdrawals made during the year. Our calculations are based solely on the cash value of the Contract on the last day of the prior calendar year. If you have other IRA accounts you will be responsible for taking the minimum distribution from each.

PENALTY FOR EARLY WITHDRAWALS

A 10% penalty tax will generally apply to the taxable part of distributions received from an IRA, SEP, SIMPLE (25% penalty in certain situations), Section 403(b) annuity, and qualified retirement plans before age 59 1/2. Limited exceptions are provided, such as where amounts are paid in the form of a qualified life annuity, upon death of the employee, to pay certain medical expenses, or in certain instances disability or upon separation from service on or after the attainment of age 55.

ERISA DISCLOSURE

The Employee Retirement Income Security Act of 1974 (ERISA) prevents a fiduciary with respect to a pension or profit-sharing plan from receiving any benefit from any party dealing with the plan as a result of the sale of the Contract (other than benefits that would otherwise be provided in the plan).

Administrative exemptions issued by the IRS and the Department of Labor under ERISA permit transactions between insurance agents and qualified pension and profit sharing plans under sections 401(a) and 403(a) of the Code and with SEP IRAs. To be able to rely on the exemption certain information must be disclosed to the plan fiduciary. The information that must be disclosed includes the relationship between the agent and the insurer, any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange or termination of the Contract, as well as the commissions received by the agent. Information about any applicable charges, fees, discounts, penalties or adjustments may be found under CHARGES, FEES AND DEDUCTIONS, page 16. Information about sales representatives and commissions may be found under SALE OF THE CONTRACT AND SALES COMMISSIONS, page 26. In addition to disclosure, other conditions apply to the use of the exemption. For example, a plan fiduciary may not be a partner or employee of the Prudential representative making the sale. The fiduciary must not be a relative of the representative (including spouse, direct descendant, spouse of a direct descendant, ancestor, brother, sister, spouse of a brother or sister). The representative may not be an employee, officer, director or partner of either the independent fiduciary or the employer establishing the plan. No relative of the representative may: (1) control, directly or indirectly, the corporation establishing or maintaining the plan; (2) be either a partner with a 10% or more interest in the partnership or the sole proprietor establishing or maintaining the plan; or (3) be an owner of a 5% or more interest in a Subchapter S Corporation establishing or maintaining the plan. In addition, no affiliate (including relatives) of the representative may be a trustee, administrator or a fiduciary with written authority to acquire, manage or dispose of the assets of the plan.

                              EFFECTING AN ANNUITY

Subject to the provisions of the retirement plan that covers you, you may at any time on or before the first day of the calendar month coinciding with or otherwise next following your 75th birthday (80th birthday under the VIP-86 Contract) convert your Contract fund into a fixed dollar annuity payable to the annuitant under one or more of the forms of annuity described below. At Prudential's discretion, this conversion may take place at a later date. Except for an annuity selected under the Supplemental Life Annuity Option, WVQ-83 and QVIP-84 Contract owners may select a variable annuity instead of or in addition to a fixed dollar annuity. Prudential will then make monthly payments to the annuitant on the first day of each month for a period determined by the form[s] of annuity you select. You must convert the entire value of your Contract fund to an annuity, or to an annuity and a cash withdrawal if your retirement plan permits. If your Contract fund is not large enough to produce an initial payment of $20 ($50 under VIP-86 Contracts), you will be paid the amount of your Contract fund in a single sum. Annuity payments will not be assignable by you or subject to the claims of creditors. The annuity is effected on the first day of the month following receipt by Prudential of proper written notice that you have elected to convert your Contract fund to an annuity, or on the first day of any subsequent month that you designate. The first monthly annuity payment will be made on the date the annuity is effected.

The Contract includes schedules that are used to determine the amount of the first monthly variable and/or fixed-dollar annuity payment that will be provided by the amount credited to your Contract fund (the VIP-86

Contract provides a schedule only for a Life Annuity with 120 Payments Certain Option; however other forms of annuity are available under the Supplemental Life Annuity Option). The amount varies with the form of annuity selected. For life annuities, the amount also varies with the age of the annuitant (and spouse, if the Joint and Survivor Annuity Option is chosen) and the date when annuity payments begin. Also, if Prudential is offering more favorable rates than is set forth in the table of rates in the Contract, then those will be used. For a variable annuity, subsequent monthly payments will vary in accordance with the investment results of the subaccount[s] you have selected. Page C1 of the statement of additional information explains in more detail how your Contract fund is converted into a variable annuity. For a fixed-dollar annuity, subsequent monthly payments will always be at least equal to the first monthly payment.

In order to permit employers to comply with a decision rendered by the Supreme Court of the United States (Arizona Governing Committee vs. Norris), the annuity purchase rates for Contracts issued on and after August 1, 1983 do not vary with the sex of the annuitant.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 provides that, in the case of a married Participant, the election of an annuity payout which is not a joint and 50% survivor annuity payable to the spouse must include the consent of the Participant's spouse. This consent must contain the Participant's signature and the notarized or properly witnessed signature of the Participant's spouse. These spousal consent requirements were generally effective beginning January 1, 1985 and apply to married Participants in most qualified pension plans including plans in which self-employed individuals participate, and those Section 403(b) annuities which are considered employee pension benefit plans under ERISA.

ANNUITY OPTIONS UNDER THE VIP-86 CONTRACT

If you are the owner of a VIP-86 Contract, you may select any of the annuity options described below. Unlike the WVA-83 and VIP-84 Contracts, the VIP-86 Contract does not provide an option for a variable payout during the annuity or payout period. All the annuity options under this Contract are fixed annuity options under which the Contract owner's participation in the Account's investment experience ceases when the annuity is effected, and the amount of each monthly payment does not change.

In electing to have an annuity purchased, you may select from the forms of annuity described below, subject to the retirement arrangement that covers you. Under each, annuity payments will be monthly installments of a guaranteed amount. Unless applicable law states otherwise, if you do not select an annuity option to take effect by the annuity date stated in your Contract (which will not be later than the annuitant's 80th birthday) a complete withdrawal will be processed as of that date. See WITHDRAWALS, page 14.

1. LIFE ANNUITY WITH 120 PAYMENTS CERTAIN. Payments will be made to the annuitant monthly during his or her lifetime. If the annuitant dies before the 120th monthly payment is due, monthly annuity payments do not continue to the beneficiary you designate unless you so select. Instead, the discounted value of the remaining unpaid installments, to and including the 120th monthly payment, is payable to the beneficiary in one sum. In calculating the discounted value of the unpaid future payments, Prudential will discount each such payment at the interest rate used to compute the amount of the actual 120 payments. If the payments were based on the tables of rates set forth in the Contract, the interest rate used is 3.5% a year.

2. INTEREST PAYMENT OPTION. You may choose to have Prudential hold a designated amount for you at interest. Prudential will pay interest at an effective rate of at least 3% a year, and it may pay a higher rate of interest. Generally, this option will not satisfy IRS minimum distribution requirements.

3. SUPPLEMENTAL LIFE ANNUITY. You may choose to receive the proceeds of your Contract fund in the form of payments like those of any annuity or life annuity then regularly offered by Prudential or by Pruco Life Insurance Company that (1) is based on United States Currency; (2) is bought by a single sum; (3) does not provide for dividends; and (4) does not normally provide for deferral of the first payment. Prudential currently offers a number of different annuity options including joint and survivor annuities covering more than one person.

Under the Supplemental Life Annuity Option (Option 3 above), Prudential will waive withdrawal charges that might be applicable under other annuity options. Further, if you select Option 1 without a right of withdrawal, Prudential will effect that option under the Supplemental Life Annuity Option if doing so provides greater monthly payments.

ANNUITY OPTIONS UNDER THE WVQ-83 AND QVIP-84 CONTRACTS

If you own a WVQ-83 Contract or a QVIP-84 Contract, the following provisions apply to you. You have considerable flexibility in selecting an annuity: (1) you may select either a fixed-dollar or variable annuity (a variable annuity is not available under the Supplemental Life Annuity Option described in item 5 below) or both; (2) you may select more than one annuity option; and (3) if you select a variable annuity, you may apply the value of your Variable Account to only one or to two or more subaccounts, and not necessarily the same distribution as you used before selecting an annuity. However, the initial minimum monthly payment amount will be applicable to each payee, each annuity, and each subaccount selected.

If you are covered under a tax-deferred annuity subject to Section 403(b) of the Code and do not elect to effect an annuity before the date described in the endorsement to your Contract with respect to pre-1987 benefit accruals, a variable life annuity with 120 payments certain (see below) will be purchased for you on the first day of the month following such date. If any tax-deferred annuity Contract owner (with respect to post-1986 benefit accruals) or any other Contract owner has not elected to purchase an annuity before the end of his tax year in which such an election is required by or for the retirement arrangement under which he is covered, a variable life annuity with 120 payments certain, payable as described in item 2 below, will be purchased for him on the first day of the month preceding the end of such tax year, unless a joint and survivor annuity pay-out is required by ERISA, in which case a variable joint and survivor annuity, payable as described in item 3 below, will be purchased for him.

Except as provided in the Annuity Certain Option described in item 4 below, and under certain forms of annuity available under the Supplemental Life Annuity Option described in item 5 below, once annuity payments begin, the annuitant cannot surrender the annuity benefit and receive a one-sum payment in lieu thereof. However, as described under TRANSFERS, page 14 , if a variable annuity is selected, the annuitant may transfer the annuity funds between subaccounts up to four times each Contract year.

Additionally, an annuitant who is receiving a variable annuity may convert all or a part of the variable annuity to a fixed-dollar annuity, provided: (1) the fixed-dollar annuity is the same form of annuity as the variable annuity and has the same certain or specified period as remained under the variable annuity on the conversion date, (2) the present value on the conversion date of the variable annuity, or portion of the variable annuity to be converted, calculated in accordance with the Contract, must produce a monthly payment of at least $20 under the fixed-dollar annuity, and (3) if only a portion of the variable annuity is converted, the Subaccount Annuity Units remaining in the unconverted portion must be sufficient to produce a monthly payment of at least $20 on the conversion date.

After annuity payments begin, conversion may not be made from a fixed-dollar annuity to a variable annuity.

The forms of annuity from which you may select are listed below. Under each, (1) variable annuity payments can be expected to vary from month to month according to the investment experience of the portfolio or portfolios in which your account is invested, or (2) fixed-dollar annuity payments will be in monthly installments of a guaranteed amount. For the reason explained on page C1 of the statement of additional information, if the assets of the subaccount[s] which you have selected do not earn an investment return of 4.7% a year, the amount of payments under a variable annuity will decrease; conversely, if the assets of the subaccount[s] which you have selected earn an investment return of more than 4.7% a year, variable annuity payments will increase. If you choose to convert your Variable Account into an annuity but fail to select one or more of the annuity options, we will provide the annuitant with a variable life annuity with 120 payments certain.

1. LIFE ANNUITY. Payments will be made to the annuitant monthly during his or her lifetime and will cease with the last monthly payment before his or her death. Should the annuitant die within a few years after payments begin, his or her total payments will probably be substantially less than the value of your Variable Account when annuity payments first began, and he or she could receive as little as one payment under this form of annuity.

2. LIFE ANNUITY WITH 120 PAYMENTS CERTAIN. Payments will be made to the annuitant monthly during his or her lifetime. If the annuitant dies before the 120th monthly payment is due, monthly annuity payments do not continue to the beneficiary you designate unless you so select. Instead, the discounted value of the remaining unpaid installments, to and including the 120th monthly payment, is payable to the beneficiary in one sum. In calculating the discounted value of the unpaid future payments, we will discount each such payment at an interest rate of 3.5% a year. The monthly payments under this form of annuity will be slightly lower than those payable under the life annuity described above.

3. JOINT AND SURVIVOR ANNUITY. Payments will be made to the annuitant monthly during his or her lifetime and, if the annuitant's spouse is living at the time of the annuitant's death, to the spouse until his or her death. The monthly payments to the spouse will be equal to those that would have been received by the annuitant if he or she had survived, unless a different amount is required under any applicable law or regulation or by the terms of a plan, including joint and 50% spouse survivor annuity. Monthly payments under this form of annuity will be less than the payments under either of the forms described above.

4. ANNUITY CERTAIN. Payments will be made to the annuitant monthly for a period of 60, 120, 180 or 240 months. During this period, the annuitant may elect to receive a lump sum payment in lieu of the remaining monthly payments or to receive a partial lump sum payment with reduced monthly payments thereafter. Any partial lump sum payment must be $300 or more. Also, the initial reduced monthly payment must equal or exceed $20. If the annuitant dies during the annuity-certain period, monthly payments will not continue to the beneficiary you designate unless you so select. Instead, the beneficiary will receive a lump sum payment. The amount of the lump sum payment (or partial lump sum payment) is determined by discounting each remaining unpaid monthly payment (or the amount by which each remaining monthly payment is reduced as a result of a partial lump sum payment) at an interest rate of 3.5% a year. This will be paid to the annuitant or the beneficiary, whichever is applicable.

5. SUPPLEMENTAL LIFE ANNUITY. You may choose to receive the proceeds of your Contract fund in the form of payments like those of any annuity or life annuity then regularly offered by Prudential or by Pruco Life Insurance Company that (1) is based on United States Currency; (2) is bought by a single sum; (3) does not provide for dividends; and (4) does not normally provide for deferral of the first payment.

Under the Supplemental Life Annuity Option (Option 5 above), Prudential will waive withdrawal charges that might be applicable under Options 1-4. Further, if you select Options 1, 2, 3 or 4 without a right of withdrawal, Prudential will effect that option under the Supplemental Life Annuity Option if doing so provides greater monthly payments.

                                OTHER INFORMATION

VOTING RIGHTS

As stated above, all of the assets held in the subaccounts of the Account will be invested in shares of the corresponding portfolios of the Series Fund. Prudential is the legal owner of those shares and as such has the right to vote on any matter voted on at Series Fund shareholders meetings. However, Prudential will, as required by law, vote the shares of the Series Fund at any regular and special shareholders meetings in accordance with voting instructions received from Contract owners. The Series Fund will not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Series Fund shares for which no timely instructions from Contract owners are received, and any shares attributable to general account investments of Prudential will be voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the Series Fund in its own right, it may elect to do so.

Matters on which Contract owners may give voting instructions include the following: (1) election of the Board of Directors of the Series Fund; (2) ratification of the independent accountant of the Series Fund; (3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected subaccount[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and (5) any other matter requiring a vote of the shareholders of the Series Fund. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter.

The number of Series Fund shares for which instructions may be given by a Contract owner is determined by dividing the portion of the value of the Contract derived from participation in a subaccount, by the value of one share in the corresponding portfolio of the Series Fund. The number of votes for which each Contract owner may give Prudential instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Prudential will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Prudential reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations. WVQ-83 and QVIP-84 Contract owners who elect to receive a variable annuity option will continue to have voting rights during their payout period. Their number of votes will be determined in the same manner as described above, but will decrease throughout the payout period.

Contract owners also share with the owners of all Prudential contracts and policies the right to vote in elections for members of the Board of Directors of Prudential.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 213 Washington Street, Newark, NJ 07102-2992. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below. Commissions of 3% to the selling representative and a 0.6% management override will be paid on the first $2,000 of purchase payments per Contract and commissions of 2.25% to the selling representative and a 0.4% management override will be paid on all purchase payments thereafter. Such commissions may not be payable, however, where a Contract owner has surrendered an existing contract of Prudential or its subsidiaries to purchase the Contract. Representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Contract will be eligible for additional compensation.

Sales expenses in any year are not equal to the deduction for sales load in that year. Prudential expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential's surplus.

OWNERSHIP OF THE CONTRACT

Generally, the purchaser of a Contract is both the Contract owner and the person entitled to receive an annuity and is entitled to exercise all the rights under the Contract. Ownership of the Contract may, however, be held by another person who need not be the person who is to receive annuity payments. This is frequently the case with respect to Contracts issued in connection with qualified retirement plans and eligible deferred compensation plans. Transfer of the ownership of a Contract may involve federal income tax consequences, and you should consult with a qualified tax advisor before attempting any such transfer. A transfer of the Contract to or the designation of a beneficiary who is either 37 1/2 years younger than the Contract owner or a grandchild of the Contract owner may have Generation Skipping Transfer tax consequences under section 2601 of the Code. Generally, ownership of the Contract is not assignable to another insurance company without Prudential's consent.

PERFORMANCE INFORMATION

Performance information for the subaccounts may appear in advertising and reports to current and prospective Contract owners. Performance information is based on historical investment experience of those investment options and does not indicate or represent future performance.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment. Total return quotations reflect changes in unit values and the deduction of applicable charges.

A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

The Money Market Subaccount may advertise its current and effective yield. Current yield reflects the income generated by an investment in the subaccounts over a specified seven-day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested.

Reports or advertising may include comparative performance information, including, but not limited to: comparisons to market indices; comparisons to other investments; performance rankings; and data presented by analysts or included in publications.

See "Performance Information" in the Statement of Additional Information for recent performance information.

REPORTS TO CONTRACT OWNERS

Once each Contract year, Contract owners will be sent statements that provide certain information pertinent to their own Contract. These statements detail values and transactions made and specific Contract data that apply only to each particular Contract. On request, a Contract owner will be sent a current statement in a form similar to that of the annual statement described above, but Prudential may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

Contract owners will be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each.

If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of each annual and semi-annual report issued by the Series Fund. However, if such individual or company wishes to receive multiple copies of any such report, a request may be made by calling the toll-free telephone number listed on the cover page of this prospectus.

SUBSTITUTION OF SERIES FUND SHARES

Although The Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. Contract owners will be notified of such substitution.

DIFFERENCES UNDER THE WVQ-83 CONTRACT

As stated in the section entitled THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE ANNUITY CONTRACT, page 2, the descriptions of The Prudential Qualified Individual Variable Annuity 2 Contract in the preceding sections of this prospectus and on page C1 of the statement of additional information generally apply to the VIP-86 Contract, the QVIP-84 Contract and the WVQ-83 Contract. Although differences among the three forms of Contract have been described, additional differences between the earlier WVQ-83 Contract and the two later forms of the Contract are set forth below.

      1. SALES CHARGES ON WITHDRAWALS. . .Under the WVQ-83 Contract, any amount that you withdraw will be treated, for the purpose of determining the sales charge, as a withdrawal of purchase payments, rather than investment income, until you have withdrawn your aggregate purchase payments. There will be no sales charge on amounts withdrawn after all purchase payments have been withdrawn. For sales charge purposes, purchase payments are deemed to be withdrawn on a first-in, first-out basis. The amount of the sales charge will depend on the amount withdrawn and the number of Contract years that have elapsed since you made the particular purchase payments deemed to be withdrawn. The 10% free withdrawal privilege will be applied toward the total amount withdrawn.

      2. DETERMINATION OF MINIMUM AMOUNT PAYABLE TO A BENEFICIARY. . .Under the WVQ-83 Contract, the minimum amount payable to the beneficiary (due to the death of the annuitant prior to age 65 and before the annuity date) will be equal to the total amount of purchase payments you have made, less any withdrawals (i.e., there is no proportional reduction of the minimum amount as is the case under the QVIP-84 Contract and the VIP-86 Contract.)

      3. MODIFICATION OF SENTENCE ON PAGE C1 OF THE STATEMENT OF ADDITIONAL INFORMATION. . .The second sentence in the next to last paragraph under section B, Determination of the Amount of Monthly Variable Annuity Payment, as it applies to the WVQ-83 Contract, is modified to read: "For example, for a person of 65 years of age who has selected a lifetime annuity with a guaranteed minimum of 120 payments, the applicable schedules currently provide that 1000 Subaccount Annuity Units will result in the payment each month of an amount equal to the value of 5.73 Subaccount Annuity Units."

      4. DETERMINATION OF AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENTS. . . Under the WVQ-83 Contract, the amount of each monthly variable annuity payment made on the first day of the month will be equal to the Subaccount Annuity Units (determined as described on page C1 of the statement of additional information) multiplied by the Subaccount Annuity Unit Value at the end of that day, if a business day, or otherwise at the end of the last preceding business day.

STATE REGULATION

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

LITIGATION

On October 28, 1996, the Company entered into a Stipulation of Settlement in a multidistrict proceeding involving allegations of various claims relating to the Company's life insurance sales practices. (In re Prudential Insurance Company of America Sales Practices Litigation, D.N.J., MDL No. 1061, Master Docket No. 96-4704 (AMW)). On March 7, 1997, the United States District Court for the District of New Jersey approved the Stipulation of Settlement as fair, reasonable and adequate.

Pursuant to the Settlement, the Company has agreed to provide an alternative dispute resolution process for class members who believe they were misled concerning the sale or performance of their life insurance policies. This Settlement also provides certain no-fault relief. The ultimate cost of the Settlement will depend on a variety of factors, including the number of policyowners who participate in the Settlement, the number of policyowners who are afforded relief and the remediation option they select. The administrative costs of implementing the Settlement are also subject to a number of complex uncertainties. In light of the uncertainties attendant to these and other factors, it is difficult at this time to estimate the ultimate cost of the Settlement to the Company.

In addition, a number of actions have been filed against the Company by policyholders who have excluded themselves from the settlement; the Company anticipates that additional suits may be filed by other policyowners.

Also, on July 9, 1996, a Multi-State Life Insurance Task Force comprised of insurance regulators from 29 states and the District of Columbia, released a report on the Company's activities. As of February 24, 1997, the Company had entered into consent orders or agreements with all 50 states and the District of Columbia to implement a remediation plan, whose terms closely parallel the Settlement approved in the MDL proceeding, and agreed to a series of payments allocated to all 50 states and the District of Columbia amounting to a total of approximately $65 million.

Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted.

Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation. It is possible that the results of operations or the cash flow of the Company, in particular quarterly or annual periods could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on the Company's financial position.

ADDITIONAL INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information, including the statement of additional information prepared by Prudential, may also be obtained from The Prudential's office. The address and telephone number are set forth on the cover of this prospectus.

The Contents of the statement of additional information include:

OTHER INFORMATION CONCERNING THE ACCOUNT

      A.    EXPERTS

      B.    PRINCIPAL UNDERWRITER

      C.    PARTICIPATION IN DIVISIBLE SURPLUS

      D.    PERFORMANCE INFORMATION

      E.    FINANCIAL STATEMENTS

FINANCIAL STATEMENTS OF THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATUTORY FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

DETERMINATION OF SUBACCOUNT UNIT VALUES AND OF AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENTS

      A.    SUBACCOUNT UNIT VALUES

      B.    DETERMINATION OF THE AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENT

                      DIRECTORS AND OFFICERS OF PRUDENTIAL

The directors and certain officers of Prudential, listed with their principal occupations during the past 5 years, are shown below.

                             DIRECTORS OF PRUDENTIAL

FRANKLIN E. AGNEW. Director.--Business Consultant. Address: USX Tower, Suite 660, 600 Grant Street, Pittsburgh, PA 15219.

FREDERIC K. BECKER, Director.--President, Wilentz, Goldman, and Spitzer (law firm). Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

JAMES G. CULLEN, Director.--Vice Chairman, Bell Atlantic Corporation since 1995; 1993 to 1995: President, Bell Atlantic Corporation; Prior to 1993: President, New Jersey Bell. Address: 1310 North Court House Road, 11th floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS, Director.--National and International Health Care Advisor, Ernst & Young LLP. Address: 1225 Connecticut Avenue, N.W., Washington, D.C. 20036.

ROGER A. ENRICO, Director.--Vice Chairman and Chief Executive Officer, Pepsico Inc. since 1996; Vice Chairman, Pepsico, Inc., from 1993 to 1996; Chairman and Chief Executive Officer, Pepsi Co. Worldwide Food, from 1991 to 1993. Address:
14841 North Dallas Parkway, Dallas, TX 75240.

ALLAN D. GILMOUR, Director.--Former Vice Chairman, Ford Motor Company. Address:
Prudential Plaza, Newark, NJ 07102-3777.

WILLIAM H. GRAY, III, Director.--President and Chief Executive Officer, The College Fund/UNCF. Address: 8260 Willow Oaks Corporate Drive, Fairfax, VA 22031.

JON F. HANSON, Director.--Chairman, Hampshire Management Company. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER, JR., Director.--Chairman and Chief Executive Officer, Owens Corning. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER, Director.--Guest Scholar, The Brookings Institution since 1993; Assistant to the President and Director of Presidential Personnel, U.S. Government, from 1991 to 1992. Address: 1775 Massachusetts Avenue, N.W., Washington, DC 20036-2188.

GAYNOR N. KELLEY, Director.--Former Chairman and Chief Executive Officer, The Perkins Elmer Corporation. Address: 751 Broad Street, Newark, NJ 07102-3777.

BURTON G. MALKIEL, Director.--Professor, Princeton University. Address:
Princeton University, 110 Fisher Hall, Prospect Avenue, Princeton, NJ
08544-1021.

ARTHUR F. RYAN, Chairman of the Board, President, and Chief Executive Officer. -- Chairman, President, and Chief Executive Officer, Prudential since 1994; Prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ, Director.--Principal, Investment Strategies International since 1994. Prior to 1994: Senior vice President of Corporate Affairs, American Express Company. Address: 90 Riverside Drive, New York, NY 10024.

CHARLES R. SITTER, Director.--Former President, Exxon Corporation. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI, Director.--Chairman and Chief Executive Officer, Continental Grain Company since 1994; Prior to 1994; Chairman, Continental Grain Company.
Address: 277 Park Avenue, New York, NY 10172.

RICHARD M. THOMSON, Director.--Chairman and Chief Executive Officer, The Toronto-Dominion Bank. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH, Director.--Chairman and Chief Executive Officer, Unisys Corporation. Address: P.O. Box 500, Blue Bell, PA 19424-0001.

P. ROY VAGELOS, M.D., Director.--Former Chairman, and Chief Executive Officer, Merck & Co., Inc. Address: One Crossroads Drive, Bedminster, NJ 07921.

STANLEY C. VAN NESS, Director.--Attorney, Picco Herbert Kennedy (law firm).
Address: One State Street Square, Suite 1000, Trenton, NJ 08607-1388.

PAUL A. VOLCKER, Director.--Business Consultant since 1996; Prior to 1996:
Chairman, Wolfensohn & Co., Inc. Address: 599 Lexington Avenue, New York, NY 10022.

JOSEPH H. WILLIAMS, Director.--Director, The Williams Companies since 1994; Prior to 1994: Chairman and Chief Executive Officer, The Williams Companies.
Address: One Williams Center, Tulsa, OK 74172.

                 OTHER EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

MARTIN A. BERKOWITZ, Senior Vice President and Comptroller.--Senior Vice President and Chief Financial Officer of Prudential Investment Company since 1991.

SUSAN L. BLOUNT, Vice President and Secretary.--Vice President and Secretary of Prudential since 1995; Prior to 1995: Assistant General Counsel for Prudential Residential Services Company.

C. EDWARD CHAPLIN, Vice President and Treasurer.--Vice President and Treasurer of Prudential since 1995; 1993 to 1995: Managing Director and Assistant Treasurer of Prudential; 1992 to 1993: Vice President and Assistant Treasurer, Banking and Cash Management for Prudential.

MARK B. GRIER, Chief Financial Officer.--Chief Financial Officer of Prudential since 1995; Prior to 1995: Executive Vice President and Head of Global Markets, Chase Manhattan Corporation.

                                     PART B

                     INFORMATION REQUIRED IN A STATEMENT OF
                             ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

May 1, 1997

INDIVIDUAL VARIABLE ANNUITY CONTRACTS
OF
THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE
CONTRACT ACCOUNT

      The Individual Variable Annuity Contract (the "Contract") of The Prudential Qualified Individual Variable Contract Account (the "Account") is a variable annuity contract issued by The Prudential Insurance Company of America ("Prudential"). The Contracts are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(a), 403(b), 408 or 457 of the Internal Revenue Code. Purchase payments made through payroll deduction or similar arrangements with an employer must be at least $300 during any 12-month period. Any other purchase payment must be at least $50 ($100 or $300 under a certain form of the Contract).

      This statement of additional information is not a prospectus and should be read in conjunction with the Contract's prospectus, dated May 1, 1997, which is available without charge upon written request to The Prudential Insurance Company of America, Prudential Plaza, Newark, New Jersey, 07102-3777, or by telephoning (800) 445-4571.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                Prudential Plaza
                          Newark, New Jersey 07102-3777
                            Telephone: (800) 445-4571

                                    CONTENTS

                                                                            PAGE
                                                                            ----
OTHER INFORMATION CONCERNING THE ACCOUNT .................................    1
  A. EXPERTS .............................................................    1
  B. PRINCIPAL UNDERWRITER ...............................................    1
  C. PARTICIPATION IN DIVISIBLE SURPLUS ..................................    1
  D. PERFORMANCE INFORMATION
  E. FINANCIAL STATEMENTS ................................................    5

FINANCIAL STATEMENTS OF THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE
 CONTRACT ACCOUNT ........................................................  A-1

STATUTORY FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE COMPANY OF
 AMERICA .................................................................  B-1

DETERMINATION OF SUBACCOUNT UNIT VALUES AND OF THE AMOUNT OF MONTHLY
 VARIABLE ANNUITY PAYMENTS ...............................................  C-1
  A. SUBACCOUNT UNIT VALUES ..............................................  C-1
  B. DETERMINATION OF THE AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENT .....  C-1

                    OTHER INFORMATION CONCERNING THE ACCOUNT

A. EXPERTS

      The financial statements included in this prospectus for the year ended December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address in 1177 Avenue of the Americas, New York, New York, 10036.

      The financial statements included in this prospectus for years ended December 31, 1995 and December 31, 1994, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054-0319.

      On March 12, 1996, Deloitte & Touche LLP was dismissed as the independent accountants of Prudential. There have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices,financial statements disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the accountant, would have caused them to make a reference to the matter in their reports.

B. PRINCIPAL UNDERWRITER

      Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, performs all sales and distribution functions regarding the Contracts and may be deemed to be the "principal underwriter" of the Account under the Investment Company Act of 1940.

C. PARTICIPATION IN DIVISIBLE SURPLUS

      A mutual life insurance company, such as Prudential, differs from a stock life insurance company in that it has no stockholders who are the owners of the enterprise. Every owner of a Prudential Contract participates in the divisible surplus of Prudential, according to an annual determination of Prudential's Board of Directors of the portion, if any, of the divisible surplus of the entire company that is attributable to the class of contracts of which he or she is an owner. Before annuity payments begin it is unlikely that any dividends will be payable to the owners of the Contracts described in the prospectus because the charges made by Prudential are not expected to exceed its actual expenses in distributing and administering the Contracts. However, there may be dividends payable during an annuity payout period.

D. PERFORMANCE INFORMATION

      The tables that follow provide performance information for each subaccount through December 31, 1996. The performance information is based on historical experience and does not indicate or represent future performance.

AVERAGE ANNUAL TOTAL RETURN

      Table 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 1996 in each subaccount other than the Money Market Subaccount. These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract.

                                     TABLE 1
                           AVERAGE ANNUAL TOTAL RETURN

                                                                                FROM DATE
                                                                               SUBACCOUNT
                                           ONE YEAR   FIVE YEARS   TEN YEARS   ESTABLISHED
                                DATE         ENDED       ENDED       ENDED       THROUGH
         SUBACCOUNT          ESTABLISHED   12/31/96    12/31/96    12/31/96     12/31/96
         ----------          -----------   --------    --------    --------     --------
Diversified Bond ............   6/83        -3.43        5.60         6.86          8.25
Government Income ...........   5/89        -5.59        4.68          N/A          7.15
Conservative Balanced .......   6/83         4.77        7.49         8.39          9.27
Flexible Managed ............   5/83         5.77        9.25         9.81         10.33
High Yield Bond .............   2/87         3.53       10.39          N/A          7.32
Stock Index .................  10/87        14.66       12.87          N/A         14.83
Equity Income ...............   2/88        13.83       13.24          N/A         13.21
Equity ......................   6/83        10.63       15.45        13.60         13.46
Prudential Jennison .........   5/95         6.54         N/A          N/A         18.61
Small Capitalization Stock ..   5/95        11.88         N/A          N/A         19.17
Global ......................   5/89        11.80       10.84          N/A          7.58
Natural Resources ...........   5/88        22.92       14.47          N/A         12.75

The average annual rates of total return shown above are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with the following formula: P(1+T)"- ERA. In the formula, P is a hypothetical investment of $1,000; T is the average annual total return; " is the number of years; and ERA is the withdrawal value at the end of the periods shown. These figures assume deduction of the maximum deferred sales charge that may be applicable to a particular period. The annual contract fee is included, however it applies only if the Contract Fund is less than $10,000.

NON-STANDARD TOTAL RETURN

Table 2 below shows the average annual rates of return as in Table 1, but assumes that the investments are not withdrawn at the end of the period or that the Contract owner annuitizes at the end of the period.

                                     TABLE 2
               AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                                FROM DATE
                                                                               SUBACCOUNT
                                           ONE YEAR   FIVE YEARS   TEN YEARS   ESTABLISHED
                                DATE         ENDED       ENDED       ENDED       THROUGH
         SUBACCOUNT          ESTABLISHED   12/31/96    12/31/96    12/31/96     12/31/96
        ------------         -----------   --------    --------    --------     --------
Diversified Bond ............   6/83         2.85        6.02         6.86         8.25
Government Income ...........   5/89          .70        5.11          N/A         7.22
Conservative Balanced .......   6/83        10.99        7.87         8.39         9.27
Flexible Managed ............   5/83        11.99        9.60         9.81        10.33
High Yield Bond .............   2/87         9.76       10.72          N/A         7.32
Stock Index .................  10/87        20.81       13.17          N/A        14.83
Equity Income ...............   2/88        19.99       13.53          N/A        13.21
Equity ......................   6/83        16.81       15.72        13.60        13.46
Prudential Jennison .........   5/95        12.75         N/A          N/A        21.80
Small Capitalization Stock ..   5/95        18.05         N/A          N/A        22.34
Global ......................   5/89        17.97       11.17          N/A         7.65
Natural Resources ...........   5/88        29.02       14.74          N/A        12.75

Table 3 shows the cumulative total return for the subaccounts, assuming no withdrawal.

                                     TABLE 3
                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                                FROM DATE
                                                                               SUBACCOUNT
                                           ONE YEAR   FIVE YEARS   TEN YEARS   ESTABLISHED
                                DATE         ENDED       ENDED       ENDED       THROUGH
         SUBACCOUNT          ESTABLISHED   12/31/96    12/31/96    12/31/96     12/31/96
        ------------         -----------   --------    --------    --------     --------
Diversified Bond ............   6/83         2.85       33.92        94.16       193.11
Government Income ...........   5/89         0.70       28.31          N/A        70.65
Conservative Balanced .......   6/83        10.99       46.05       123.87       233.34
Flexible Managed ............   5/83        11.99       58.15       154.84       280.68
High Yield Bond .............   2/87         9.76       66.41          N/A       100.57
Stock Index .................  10/87        20.81       85.63          N/A       257.07
Equity Income ...............   2/88        19.99       88.62          N/A       200.42
Equity ......................   6/83        16.81      107.51       257.82       455.32
Prudential Jennison .........   5/95        12.75         N/A          N/A        39.01
Small Capitalization Stock ..   5/95        18.05         N/A          N/A        40.04
Global ......................   5/89        17.97       69.82          N/A        75.99
Natural Resources ...........   5/88        29.02       98.91          N/A       182.91

MONEY MARKET SUBACCOUNT YIELD

The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 31, 1996 were 3.6754%% and 3.7425%, respectively.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

The deduction referred to above consists of the 1% charge for mortality and expense risks and the 0.20% charge for administration. It does not reflect the deferred sales charge. It does reflect the annual contract fee, however it will only be charged if the Contract Fund is less than $10,000.

The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield--((base period return + 1) 365/7)--1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

COMPARISONS

Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Annuity Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and (5) data in publications such as The Wall Street Journal, Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.

E. FINANCIAL STATEMENTS

The statutory financial statements of Prudential included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.

               DETERMINATION OF SUBACCOUNT UNIT VALUES AND OF THE
                  AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENTS

A. SUBACCOUNT UNIT VALUES

The value for each Subaccount Unit is computed as of the end of each "valuation period" as defined in the prospectus (also referred to in this section as business day).

On any given business day the value of Units in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the up to 1.2% annual charge for expense risks and mortality risks. (See CHARGES UNDER THE CONTRACTS in the prospectus for the Account.) The value of the assets of a subaccount is determined by multiplying the number of shares of the Series Fund held by that subaccount by the net asset value of each share, and adding the value of dividends declared by the Series Fund but not yet paid.

B. DETERMINATION OF THE AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENT

When a Contract owner elects to convert his or her Variable Account into monthly variable annuity payments (an option available under the WVQ-83 Contract and the QVIP-84 Contract, but not under the VIP-86 Contract), the number of Units credited to him or her in each subaccount is first reduced to take into account any applicable sales charge and any state premium taxes that may be payable. The remaining Subaccount Units are then converted into a number of Subaccount Annuity Units of equal aggregate value. As with Subaccount Units, the value of each Subaccount Annuity Unit also changes daily in accordance with the investment results of the underlying Series Fund Portfolio, after deduction of the daily equivalent of the up to 1.2% annual charge for assuming expense and mortality risks.

Built into the value of Subaccount Annuity Units is an assumption that the value of a subaccount will grow by 3.5% each year. The reason for making this assumption is explained more fully below. Accordingly, the value of a Subaccount Annuity Unit always increases by an amount that is somewhat less than the increase would have been had this assumption not been made and decreases by an amount that is somewhat greater than the decrease would have been had the assumption not been made. If the value of the assets of a subaccount increases from one day to the next at a rate equivalent to 4.7% per year (3.5% plus the annual charge of 1.2%) the Subaccount Annuity Unit Value will not change. If the increase is less than at a rate of 4.7% per year the Subaccount Annuity Unit Value will decrease.

To determine the amount of each monthly variable annuity payment, the first step is to refer to the Schedule of Annuity Rates set forth in the Contract, relating to the form of annuity selected by the Contract owner. For example, for a person of 65 years of age who has selected a lifetime annuity with a guaranteed minimum of 120 payments, the applicable schedules currently provide that 1000 Subaccount Annuity Units will result in the payment each month of an amount equal to the value of 5.20 Subaccount Annuity Units. (Due to the fact that the Schedule of Annuity Rates set forth in the WVQ-83 Contract differs from that set forth in the QVIP-84 Contract, the preceding sentence, as it applies to the WVQ-83 Contract, is modified. See item 3 under DIFFERENCES UNDER THE WVQ-83 CONTRACT in the prospectus for the Account.) The amount of the first variable annuity payment made on the first day of the month will be equal to that number of Subaccount Annuity Units multiplied by the Subaccount Annuity Unit Value at the end of that day, if a business day, or otherwise at the end of the last preceding business day. The amount of each subsequent variable annuity payment made on the first day of the month will be equal to the number of Subaccount Annuity Units multiplied by the Subaccount Annuity Unit Value at the end of the last business day which is at least 5 days before the date the annuity payment is due. (Under the WVQ-83 Contract, the amount of each variable annuity payment made after the first payment is not determined as described in the preceding sentence. See item 4 under DIFFERENCES UNDER THE WVQ-83 CONTRACT in the prospectus for the Account.)

As stated above, Subaccount Annuity Unit Values change in accordance with the investment results of the subaccount but will not increase--and thus the amount of each monthly variable payment will not increase--unless the value of the assets in the subaccount increases, after deducting the up to 1.2% annual charge, at a rate greater than 3.5% per year. This compensates for the fact that the annuity rate schedules have been constructed upon the assumption that there will be a 3.5% annual increase in the value of each subaccount.

Although a different assumption could have been made, namely that the subaccounts will not increase in value, this would have resulted in smaller variable annuity payments immediately after annuitization and larger payments in later years. This would have been advantageous for annuitants who happen to live very long but disadvantageous to those who happen to die earlier. Prudential believes that the 3.5% annual growth assumption is better for Contract owners, because it produces a better balance between early and later variable annuity payments.

                             FINANCIAL STATEMENTS OF
          THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1996

                                                                                     SUBACCOUNTS
                                                    ------------------------------------------------------------------------------
                                                        MONEY        DIVERSIFIED                       FLEXIBLE      CONSERVATIVE
                                                        MARKET           BOND           EQUITY         MANAGED         BALANCED
                                                    --------------  --------------  --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc.
    Portfolios at net asset value [Note 3]........  $  103,088,591  $  114,862,531  $  813,167,632  $  960,451,256  $  914,982,479
                                                    --------------  --------------  --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners.......................  $  102,835,102  $  115,063,706  $  812,139,042  $  956,261,741  $  914,236,287
  Equity of annuitants............................           3,487           8,042          33,886          12,017         103,609
  Equity of The Prudential Insurance Company of
    America.......................................         250,002        (209,217)        994,704       4,177,498         642,583
                                                    --------------  --------------  --------------  --------------  --------------
                                                    $  103,088,591  $  114,862,531  $  813,167,632  $  960,451,256  $  914,982,479
                                                    ==============  ==============  ==============  ==============  ==============
  Number of Contract owner units outstanding......      51,204,795      38,483,488     142,993,051     245,530,247     266,987,208
                                                    ==============  ==============  ==============  ==============  ==============
  Unit Value:.....................................  $      2.00831  $      2.98995  $      5.67957  $      3.89468  $      3.42427
                                                    ==============  ==============  ==============  ==============  ==============



STATEMENTS OF OPERATIONS
For the year ended December 31, 1996

                                                                                     SUBACCOUNTS
                                                    ------------------------------------------------------------------------------
                                                        MONEY        DIVERSIFIED                       FLEXIBLE      CONSERVATIVE
                                                        MARKET           BOND           EQUITY         MANAGED         BALANCED
                                                    --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received.................  $    5,037,402  $    7,243,523  $   18,336,204  $   28,082,877  $   35,906,676
EXPENSES
  Charges to Contract owners and annuitants for
    assuming mortality risk and expense risk
    [Note 4A].....................................       1,168,431       1,330,903       8,730,238      10,814,339      10,411,606
                                                    --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)......................       3,868,971       5,912,620       9,605,966      17,268,538      25,495,070
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received............               0               0      71,638,260      90,320,406      55,896,831
  Realized gain (loss) on shares redeemed
    [average cost basis]..........................               0         101,250       1,739,262       4,360,663       3,695,555
  Net unrealized gain (loss) on investments.......               0      (2,387,656)     33,745,472      (5,934,350)      9,261,394
                                                    --------------  --------------  --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS....................               0      (2,286,406)    107,122,994      88,746,719      68,853,780
                                                    --------------  --------------  --------------  --------------  --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $    3,868,971  $    3,626,214  $  116,728,960  $  106,015,257  $   94,348,850
                                                    ==============  ==============  ==============  ==============  ==============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A10.

                                       A1



                                                                               SUBACCOUNTS (CONTINUED)
                                                    ------------------------------------------------------------------------------
                                                        HIGH
                                                        YIELD           STOCK           EQUITY         NATURAL
                                                         BOND           INDEX           INCOME        RESOURCES         GLOBAL
                                                    --------------  --------------  --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc.
    Portfolios at net asset value [Note 3]          $   61,430,440  $  243,126,423  $  199,786,343  $   75,897,497  $   92,409,225
                                                    --------------  --------------  --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners                         $   61,227,259  $  242,022,103  $  199,709,312  $   75,259,679  $   92,242,701
  Equity of annuitants                                           0               0               0               0               0
  Equity of The Prudential Insurance Company of
    America                                                203,181       1,104,320          77,031         637,818         166,524
                                                    --------------  --------------  --------------  --------------  --------------
                                                    $   61,430,440  $  243,126,423  $  199,786,343  $   75,897,497  $   92,409,225
                                                    ==============  ==============  ==============  ==============  ==============
  Number of Contract owner units outstanding            29,828,106      83,246,633      65,617,658      26,504,833      50,862,779
                                                    ==============  ==============  ==============  ==============  ==============
  Unit Value:                                       $      2.05267  $      2.90729  $      3.04353  $      2.83947  $      1.81356
                                                    ==============  ==============  ==============  ==============  ==============

                                                                SUBACCOUNTS (CONTINUED)
                                                    ----------------------------------------------
                                                                                        SMALL
                                                      GOVERNMENT      PRUDENTIAL    CAPITALIZATION
                                                        INCOME         JENNISON         STOCK
                                                    --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc.
    Portfolios at net asset value [Note 3]          $   89,281,134  $   31,364,728  $   19,308,060
                                                    --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners                         $   88,064,471  $   30,826,756  $   18,914,496
  Equity of annuitants                                           0               0               0
  Equity of The Prudential Insurance Company of
    America                                              1,216,663         537,972         393,564
                                                    --------------  --------------  --------------
                                                    $   89,281,134  $   31,364,728  $   19,308,060
                                                    ==============  ==============  ==============
  Number of Contract owner units outstanding            50,735,981      21,901,003      13,432,923
                                                    ==============  ==============  ==============
  Unit Value:                                       $      1.73574  $      1.40755  $      1.40807
                                                    ==============  ==============  ==============

                                                                       SUBACCOUNTS (CONTINUED)
                                                    --------------------------------------------------------------
                                                         HIGH
                                                        YIELD           STOCK           EQUITY         NATURAL
                                                         BOND           INDEX           INCOME        RESOURCES
                                                    --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received                   $    5,755,410  $    3,895,498  $    6,297,887  $      452,518
EXPENSES
  Charges to Contract owners and annuitants for
    assuming mortality risk and expense risk
    [Note 4A]                                              696,177       2,430,698       2,125,985         770,841
                                                    --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)                             5,059,233       1,464,800       4,171,902        (318,323)
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received                           0       2,734,020       6,252,424       8,837,339
  Realized gain (loss) on shares redeemed
    [average cost basis]                                   (56,165)        356,328         472,963         224,441
  Net unrealized gain (loss) on investments                555,844      34,726,603      22,603,107       6,868,989
                                                    --------------  --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS                             499,679      37,816,951      29,328,494      15,930,769
                                                    --------------  --------------  --------------  --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                         $    5,558,912  $   39,281,751  $   33,500,396  $   15,612,446
                                                    ==============  ==============  ==============  ==============

                                                                       SUBACCOUNTS (CONTINUED)
                                                    --------------------------------------------------------------
                                                                                                        SMALL
                                                                      GOVERNMENT      PRUDENTIAL    CAPITALIZATION
                                                        GLOBAL          INCOME         JENNISON         STOCK
                                                    --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received                   $    2,188,736  $    5,756,037  $       52,375  $      107,099
EXPENSES
  Charges to Contract owners and annuitants for
    assuming mortality risk and expense risk
    [Note 4A]                                              968,880       1,083,373         223,434         134,930
                                                    --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)                             1,219,856       4,672,664        (171,059)        (27,831)
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received                   1,412,191               0               0         335,060
  Realized gain (loss) on shares redeemed
    [average cost basis]                                   155,205         133,813          (4,811)         29,851
  Net unrealized gain (loss) on investments             10,971,802      (3,953,017)      2,471,948       1,514,099
                                                    --------------  --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS                          12,539,198      (3,819,204)      2,467,137       1,879,010
                                                    --------------  --------------  --------------  --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                         $   13,759,054  $      853,460  $    2,296,078  $    1,851,179
                                                    ==============  ==============  ==============  ==============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A10.


                                       A2

                             FINANCIAL STATEMENTS OF
          THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1996 and 1995

                                                                               SUBACCOUNTS
                                      ----------------------------------------------------------------------------------------------
                                                  MONEY                        DIVERSIFIED
                                                  MARKET                           BOND                           EQUITY
                                      ------------------------------  ------------------------------  ------------------------------
                                           1996            1995            1996            1995            1996            1995
                                      --------------  --------------  --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss)......  $    3,868,971  $    4,019,542  $    5,912,620  $    5,770,433  $    9,605,966  $   5,660,595
  Capital gains distributions
    received........................               0               0               0         242,076      71,638,260     22,789,371
  Realized gain (loss) on shares
    redeemed
    [average cost basis]............               0               0         101,250        (174,365)      1,739,262        368,111
  Net unrealized gain (loss) on
    investments.....................               0               0      (2,387,656)     12,161,207      33,745,472    114,546,773
                                      --------------  --------------  --------------  --------------  --------------  -------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.........       3,868,971       4,019,542       3,626,214      17,999,351     116,728,960    143,364,850
                                      --------------  --------------  --------------  --------------  --------------  -------------

ACCUMULATION AND ANNUITY
  UNIT TRANSACTIONS
  Purchase payments and transfers
    in..............................      70,888,503      73,921,488      20,077,647      16,368,770     127,979,145    129,737,331
  Withdrawals and transfers out.....     (71,008,947)    (58,958,696)    (19,867,717)    (20,074,676)    (86,389,028)   (73,861,984)
  Annuity benefit payments..........            (537)           (533)         (1,073)         (1,026)        (17,939)       (15,321)
                                      --------------  --------------  --------------  --------------  --------------  -------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM ACCUMULATION
  AND ANNUITY UNIT TRANSACTIONS
  [Note 6]..........................        (120,981)     14,962,259         208,857      (3,706,932)     41,572,178     55,860,026
                                      --------------  --------------  --------------  --------------  --------------  -------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [Note 7]..........................        (316,589)       (462,908)       (342,954)       (262,738)       (220,940)      (703,672)
                                      --------------  --------------  --------------  --------------  --------------  -------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS............................       3,431,401      18,518,893       3,492,117      14,029,681     158,080,198    198,521,204

NET ASSETS:
  Beginning of year.................      99,657,190      81,138,297     111,370,414      97,340,733     655,087,434    456,566,230
                                      --------------  --------------  --------------  --------------  --------------  -------------
  End of year.......................  $  103,088,591  $   99,657,190  $  114,862,531  $  111,370,414  $  813,167,632  $ 655,087,434
                                      ==============  ==============  ==============  ==============  ==============  =============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A10.


                                       A3


                                                         SUBACCOUNTS (CONTINUED)
                                      --------------------------------------------------------------
                                                 FLEXIBLE                      CONSERVATIVE
                                                 MANAGED                         BALANCED
                                      ------------------------------  ------------------------------
                                           1996            1995            1996            1995
                                      --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss)        $   17,268,538  $   16,137,365  $   25,495,070  $   23,704,165
  Capital gains distributions
    received                              90,320,406      36,063,887      55,896,831      28,485,578
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                   4,360,663       6,195,722       3,695,555       4,028,418
  Net unrealized gain (loss) on
    investments                           (5,934,350)    105,182,685       9,261,394      61,407,690
                                      --------------  --------------  --------------  --------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS              106,015,257     163,579,659      94,348,850     117,625,851
                                      --------------  --------------  --------------  --------------

ACCUMULATION AND ANNUITY
  UNIT TRANSACTIONS
  Purchase payments and transfers in      97,345,705      79,232,575     103,990,719      92,079,777
  Withdrawals and transfers out         (111,443,852)   (127,262,514)   (122,077,683)   (137,846,442)
  Annuity benefit payments                    (1,861)         (1,667)        (13,460)        (12,420)
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM ACCUMULATION
  AND ANNUITY UNIT TRANSACTIONS
  [Note 6]                               (14,100,008)    (48,031,606)    (18,100,424)    (45,779,085)
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [Note 7]                                 3,961,264      (1,235,567)        662,063      (1,878,000)
                                      --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                  95,876,513     114,312,486      76,910,489      69,968,766

NET ASSETS:
  Beginning of year                      864,574,743     750,262,257     838,071,990     768,103,224
                                      --------------  --------------  --------------  --------------
  End of year                         $  960,451,256  $  864,574,743  $  914,982,479  $  838,071,990
                                      ==============  ==============  ==============  ==============


                                                         SUBACCOUNTS (CONTINUED)
                                      --------------------------------------------------------------
                                                   HIGH
                                                  YIELD                           STOCK
                                                   BOND                           INDEX
                                      ------------------------------  ------------------------------

                                           1996            1995            1996            1995
                                      --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss)        $    5,059,233  $    4,883,150  $    1,464,800  $    1,426,453
  Capital gains distributions
    received                                       0               0       2,734,020       1,183,600
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                     (56,165)        (84,773)        356,328         240,348
  Net unrealized gain (loss) on
    investments                              555,844       2,837,430      34,726,603      37,706,707
                                      --------------  --------------  --------------  --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                5,558,912       7,635,807      39,281,751      40,557,108
                                      --------------  --------------  --------------  --------------
ACCUMULATION AND ANNUITY
  UNIT TRANSACTIONS
  Purchase payments and transfers in      13,196,161      13,313,880      62,403,343      34,210,240
  Withdrawals and transfers out          (12,789,008)    (12,564,152)    (26,071,871)    (18,698,974)
  Annuity benefit payments                         0               0               0               0
                                      --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM ACCUMULATION
  AND ANNUITY UNIT TRANSACTIONS
  [Note 6]                                   407,153         749,728      36,331,472      15,511,266
                                      --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [Note 7]                                    48,023          66,475         225,226         548,163
                                      --------------  --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                   6,014,088       8,452,010      75,838,449      56,616,537
NET ASSETS:
  Beginning of year                       55,416,352      46,964,342     167,287,974     110,671,437
                                      --------------  --------------  --------------  --------------
  End of year                         $   61,430,440  $   55,416,352  $  243,126,423  $  167,287,974
                                      ==============  ==============  ==============  ==============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A10.

                                       A4

                             FINANCIAL STATEMENTS OF
          THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1996 and 1995

                                                                               SUBACCOUNTS
                                      ----------------------------------------------------------------------------------------------
                                                  EQUITY                         NATURAL
                                                  INCOME                        RESOURCES                         GLOBAL
                                      ------------------------------  ------------------------------  ------------------------------
                                           1996            1995            1996            1995            1996            1995
                                      --------------  --------------  --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss)......  $    4,171,902  $    3,939,872  $     (318,323) $       42,424  $    1,219,856  $     265,259
  Capital gains distributions
    received........................       6,252,424       6,797,070       8,837,339       2,340,224       1,412,191      1,314,501
  Realized gain (loss) on shares
    redeemed
    [average cost basis]............         472,963          51,273         224,441         223,324         155,205        318,798
  Net unrealized gain (loss) on
    investments.....................      22,603,107      15,057,038       6,868,989       7,780,040      10,971,802      7,108,435
                                      --------------  --------------  --------------  --------------  --------------  -------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.........      33,500,396      25,845,253      15,612,446      10,386,012      13,759,054      9,006,993
                                      --------------  --------------  --------------  --------------  --------------  -------------

ACCUMULATION AND ANNUITY
  UNIT TRANSACTIONS
  Purchase payments and transfers
    in..............................      31,743,690      41,608,348      20,218,684      12,395,333      25,000,108     23,881,641
  Withdrawals and transfers out.....     (26,995,655)    (23,957,522)    (11,715,637)    (11,485,312)    (15,408,555)   (21,970,300)
  Annuity benefit payments..........               0               0               0               0               0              0
                                      --------------  --------------  --------------  --------------  --------------  -------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM ACCUMULATION
  AND ANNUITY UNIT TRANSACTIONS
  [Note 6]..........................       4,748,035      17,650,826       8,503,047         910,021       9,591,553      1,911,341
                                      --------------  --------------  --------------  --------------  --------------  -------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [Note 7]..........................        (274,050)       (696,426)        611,794        (449,168)         73,327     (2,455,043)
                                      --------------  --------------  --------------  --------------  --------------  -------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS............................      37,974,381      42,799,653      24,727,287      10,846,865      23,423,934      8,463,291

NET ASSETS:
  Beginning of year.................     161,811,962     119,012,309      51,170,210      40,323,345      68,985,291     60,522,000
                                      --------------  --------------  --------------  --------------  --------------  -------------
  End of year.......................  $  199,786,343  $  161,811,962  $   75,897,497  $   51,170,210  $   92,409,225  $  68,985,291
                                      ==============  ==============  ==============  ==============  ==============  =============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A10.

                                       A5

                                                         SUBACCOUNTS (CONTINUED)
                                      --------------------------------------------------------------
                                                GOVERNMENT                      PRUDENTIAL
                                                  INCOME                        JENNISON*
                                      ------------------------------  ------------------------------
                                           1996            1995            1996            1995
                                      --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss)        $    4,672,664  $    4,877,187  $     (171,059) $      (19,115)
  Capital gains distributions
    received                                       0               0               0               0
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                     133,813        (546,907)         (4,811)          8,611
  Net unrealized gain (loss) on
    investments                           (3,953,017)     10,935,446       2,471,948         214,307
                                      --------------  --------------  --------------  --------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                  853,460      15,265,726       2,296,078         203,803
                                      --------------  --------------  --------------  --------------

ACCUMULATION AND ANNUITY
  UNIT TRANSACTIONS
  Purchase payments and transfers in      10,425,861      11,950,990      28,786,477       7,033,968
  Withdrawals and transfers out          (17,890,303)    (26,293,040)     (6,596,738)       (915,504)
  Annuity benefit payments                         0               0               0               0
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM ACCUMULATION
  AND ANNUITY UNIT TRANSACTIONS
  [Note 6]                                (7,464,442)    (14,342,050)     22,189,739       6,118,464
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [Note 7]                                   373,815      (1,514,790)       (251,305)        807,949
                                      --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                  (6,237,167)       (591,114)     24,234,512       7,130,216

NET ASSETS:
  Beginning of year                       95,518,301      96,109,415       7,130,216               0
                                      --------------  --------------  --------------  --------------
  End of year                         $   89,281,134  $   95,518,301  $   31,364,728  $    7,130,216
                                      ==============  ==============  ==============  ==============
                                                                      *Commenced Business on 5/1/95

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A10.




                                          SUBACCOUNTS (CONTINUED)
                                      ------------------------------
                                                  SMALL
                                              CAPITALIZATION
                                                  STOCK*
                                      ------------------------------

                                           1996            1995
                                      --------------  --------------
OPERATIONS:
  Net investment income (loss)        $      (27,831) $       (1,607)
  Capital gains distributions
    received                                 335,060          38,178
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                      29,851               0
  Net unrealized gain (loss) on
    investments                            1,514,099         130,843
                                      --------------  --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                1,851,179         167,414
                                      --------------  --------------
ACCUMULATION AND ANNUITY
  UNIT TRANSACTIONS
  Purchase payments and transfers in      16,692,803       4,618,264
  Withdrawals and transfers out           (3,917,398)       (503,229)
  Annuity benefit payments                         0               0
                                      --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM ACCUMULATION
  AND ANNUITY UNIT TRANSACTIONS
  [Note 6]                                12,775,405       4,115,035
                                      --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [Note 7]                                    87,525         311,502
                                      --------------  --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                  14,714,109       4,593,951
NET ASSETS:
  Beginning of year                        4,593,951               0
                                      --------------  --------------
  End of year                         $   19,308,060  $    4,593,951
                                      ==============  ==============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A10.

                                       A6

                        NOTES TO FINANCIAL STATEMENTS OF
          THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                      FOR THE YEAR ENDED DECEMBER 31, 1996

NOTE 1:   GENERAL

          The Prudential Qualified Individual Variable Contract Account (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on October 12, 1982 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets.

          The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are thirteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2:   SIGNIFICANT ACCOUNTING POLICIES

          The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

          Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

          Equity of The Prudential Insurance Company of America--Prudential maintains a position in the Account for the purpose of administering activity in the Account. The activity includes unit transactions, fund share transactions, and expense processing. Prudential monitors the balance daily and transfers funds based upon anticipated activity. At times, Prudential may owe an amount to the Account, which is reflected in Prudential's equity as a negative balance. The position does not have an effect on the Contract owner's account or the related unit value.

          Equity of Annuitants--Equity of annuitants is the reserve for currently payable Contracts and is computed using the following: the 1983 A Mortality Table, the investment results of annuitants' subaccounts, an assumed investment result of 3.5% and various valuation interest rates ranging from 6.5% to 11%, depending on the Contract's year of issue.


                                       A7

NOTE 3:   INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

          The net asset value per share for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1996 were as follows:

                                                               PORTFOLIOS
                           ----------------------------------------------------------------------------------
                               MONEY        DIVERSIFIED                         FLEXIBLE       CONSERVATIVE
                               MARKET           BOND            EQUITY          MANAGED          BALANCED
                           --------------  --------------  ----------------  --------------  ----------------
Number of shares:              10,308,859      10,380,305        30,156,534      53,995,460        58,966,228
Net asset value per
share:                     $     10.00000  $     11.06543  $       26.96489  $     17.78763  $       15.51706
Cost:                      $  103,088,591  $  112,766,229  $    621,132,052  $  838,014,435  $    835,024,891

                                                PORTFOLIOS (CONTINUED)
                           ----------------------------------------------------------------
                                HIGH
                               YIELD           STOCK            EQUITY          NATURAL
                                BOND           INDEX            INCOME         RESOURCES
                           --------------  --------------  ----------------  --------------
Number of shares:               7,808,137      10,239,183        10,793,532       3,839,915
Net asset value per
share:                     $      7.86749  $     23.74471  $       18.50982  $     19.76541
Cost:                      $   63,109,497  $ 2157,457,552  $    164,150,474  $   60,381,669

                                                PORTFOLIOS (CONTINUED)
                           ----------------------------------------------------------------
                                                                                 SMALL
                                             GOVERNMENT       PRUDENTIAL     CAPITALIZATION
                               GLOBAL          INCOME          JENNISON          STOCK
                           --------------  --------------  ----------------  --------------
Number of shares:               5,175,612       7,956,547         2,189,787       1,399,960
Net asset value per
share:                     $     17.85474  $     11.22109  $       14.32319  $     13.79187
Cost:                      $   75,033,387  $   89,750,670  $     28,678,473  $   17,663,118

NOTE 4:   CHARGES AND EXPENSES

          A.   Mortality Risk and Expense Risk

               The mortality risk and expense risk charges at effective annual rates of 0.8% and 0.4%, respectively (for a total of 1.2% per year), are applied against the net assets representing equity of Contract owners and annuitants held in each subaccount. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the policies may exceed the estimated expenses. For 1996, the amount of these charges paid to Prudential was $40,889,836.

          B.   Deferred Sales Charge

               Subsequent to a Contract owner redemption, a deferred sales charge is imposed upon withdrawals of certain purchase payments to compensate Prudential for sales and other marketing expenses. The amount of any sales charge will depend on the amount withdrawn and the number of Contract years that have elapsed since the Contract owner or annuitant made the purchase payments deemed to be withdrawn. No sales charge is made against the withdrawal of investment income. A reduced sales charge is imposed in connection with the withdrawal of a purchase payment to effect an annuity if three or more Contract years have elapsed since the Contract date, unless the annuity effected is an annuity certain. No sales charge is imposed upon death benefit payments or upon transfers made between subaccounts. For 1996, the amount of these charges was $4,612,042.

          C.   Annual Maintenance Charge

               An annual maintenance charge of $30 will be deducted if and only if the Contract fund is less than $10,000 on a Contract anniversary or at the time a full withdrawal is effected, including a withdrawal to effect an annuity. The charge is made by reducing accumulation units credited to a Contract owner's account. For 1996, the amount of these charges was $4,039,065.


                                       A8

NOTE 5:   TAXES

          Prudential is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Prudential. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded.

NOTE 6: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM ACCUMULATION AND ANNUITY UNIT TRANSACTIONS

          Contract owner activity in the subaccounts of the Account for the year ended December 31, 1996, was as follows:

                                                   SUBACCOUNTS
                ---------------------------------------------------------------------------------
                    MONEY        DIVERSIFIED                        FLEXIBLE       CONSERVATIVE
                    MARKET           BOND           EQUITY           MANAGED         BALANCED
                --------------  --------------  ---------------  ---------------  ---------------
Contract Owner
Contributions,
net:            $   18,015,963  $   13,031,103  $    83,900,503  $    74,699,196  $    78,711,278
Contract Owner
Redemptions:    $  (16,377,160) $   (9,788,918) $   (55,601,925) $   (79,381,685) $   (82,723,524)
Net Transfers
from(to) other
subaccounts:    $   (1,759,247) $   (3,032,255) $    13,291,539  $    (9,415,658) $   (14,074,718)
Annuity
Benefit
Payments:       $         (537) $       (1,073) $       (17,939) $        (1,861) $       (13,460)

                                            SUBACCOUNTS (CONTINUED)
                        ----------------------------------------------------------------
                             HIGH
                            YIELD           STOCK           EQUITY           NATURAL
                             BOND           INDEX           INCOME          RESOURCES
                        --------------  --------------  ---------------  ---------------
Contract Owner
Contributions, net:     $    6,663,918  $   33,303,062  $    21,221,046  $     7,211,228
Contract Owner
Redemptions:            $   (5,442,254) $  (13,904,915) $   (14,395,530) $    (4,955,765)
Net Transfers from(to)
other subaccounts:      $     (814,511) $   16,933,325  $    (2,077,481) $     6,247,584
Annuity Benefit
Payments:               $            0  $            0  $             0  $             0


                                            SUBACCOUNTS (CONTINUED)
                        ----------------------------------------------------------------
                                                                              SMALL
                                          GOVERNMENT      PRUDENTIAL     CAPITALIZATION
                            GLOBAL          INCOME         JENNISON           STOCK
                        --------------  --------------  ---------------  ---------------
Contract Owner
Contributions, net:     $   11,793,556  $    7,515,002  $    12,202,807  $     6,919,802
Contract Owner
Redemptions:            $   (6,195,589) $   (7,698,463) $    (1,295,553) $      (683,680)
Net Transfers from(to)
other subaccounts:      $    3,993,586  $   (7,280,981) $    11,282,485  $     6,539,283
Annuity Benefit
Payments:               $            0  $            0  $             0  $             0


NOTE 7:   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM EQUITY TRANSFERS

          The increase (decrease) in net assets resulting from equity transfers represents the net contributions (withdrawals) of Prudential to (from) the Account.


                                       A9

NOTE 8:   UNIT ACTIVITY

          Transactions in units (including transfers among subaccounts) for the year ended December 31, 1996 were as follows:

                                                           SUBACCOUNTS
                  ----------------------------------------------------------------------------------------------
                        MONEY            DIVERSIFIED                            FLEXIBLE         CONSERVATIVE
                        MARKET              BOND              EQUITY             MANAGED           BALANCED
                  ------------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
Contributions:        35,981,599.223      6,988,089.494     24,837,176.231     26,959,138.268     32,422,059.817
Contract Owner
Redemptions:         (36,107,788.198)    (6,908,396.604)   (16,645,915.104)   (30,687,992.089)   (37,964,064.423)

                                            SUBACCOUNTS (CONTINUED)
                  ---------------------------------------------------------------------------
                         HIGH
                        YIELD               STOCK             EQUITY             NATURAL
                         BOND               INDEX             INCOME            RESOURCES
                  ------------------  -----------------  -----------------  -----------------
Contract Owner
Contributions:         6,742,010.311     23,869,769.506     11,762,611.099      7,742,905.812
Contract Owner
Redemptions:          (6,548,097.056)    (9,938,253.841)    (9,954,964.529)    (4,518,525.468)


                                            SUBACCOUNTS (CONTINUED)
                  ---------------------------------------------------------------------------
                                                                                  SMALL
                                         GOVERNMENT         PRUDENTIAL       CAPITALIZATION
                        GLOBAL             INCOME            JENNISON             STOCK
                  ------------------  -----------------  -----------------  -----------------
Contract Owner
Contributions:        15,062,725.819      6,188,243.536     21,865,155.111     12,879,812.931
Contract Owner
Redemptions:          (9,253,387.983)   (10,583,251.083)    (5,031,666.389)    (3,046,687.889)

NOTE 9:  PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Series Fund, Inc. were as follows:

                                                       PORTFOLIOS
                    --------------------------------------------------------------------------------
                        MONEY        DIVERSIFIED                        FLEXIBLE       CONSERVATIVE
                        MARKET           BOND           EQUITY           MANAGED         BALANCED
                    --------------  --------------  ---------------  ---------------  --------------
For the year ended
December 31, 1996
Purchases.........  $   14,115,000  $    2,330,000  $    39,025,000  $     2,810,000  $    3,149,000
Sales.............  $  (15,721,000) $   (3,795,000) $    (6,404,000) $   (23,699,000) $  (30,744,000)

                                           PORTFOLIOS (CONTINUED)
                      ----------------------------------------------------------------
                           HIGH
                          YIELD           STOCK           EQUITY           NATURAL
                           BOND           INDEX           INCOME          RESOURCES
                      --------------  --------------  ---------------  ---------------
For the year ended
December 31, 1996
Purchases...........  $    2,372,000  $   35,313,000  $     5,883,000  $     9,240,000
Sales...............  $   (2,613,000) $   (1,187,000) $    (3,535,000) $      (896,000)

                                           PORTFOLIOS (CONTINUED)
                      ----------------------------------------------------------------
                                                                            SMALL
                                        GOVERNMENT      PRUDENTIAL     CAPITALIZATION
                          GLOBAL          INCOME         JENNISON           STOCK
                      --------------  --------------  ---------------  ---------------
For the year ended
December 31, 1996
Purchases...........  $    9,671,000  $      179,000  $    21,870,000  $    13,656,000
Sales...............  $     (975,000) $   (8,353,000) $      (155,000) $      (928,000)



                                       A10

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS (STATUTORY BASIS)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                              DECEMBER 31,
                                                                                                     1996                     1995
                                                                                                   --------                 --------
                                                                                                             (In Millions)
ASSETS
Bonds ............................................................................                 $ 75,006                 $ 77,494
Preferred stock ..................................................................                      239                      396
Common stock .....................................................................                    7,076                    6,133
Mortgage loans on real estate ....................................................                   17,039                   20,280
Real estate ......................................................................                    2,094                    2,488
Policy loans and premium notes ...................................................                    6,023                    6,208
Cash and short-term investments ..................................................                    5,982                    4,803
Other invested assets ............................................................                    2,591                    3,304
                                                                                                   --------                 --------

TOTAL CASH AND INVESTED ASSETS ...................................................                  116,050                  121,106

Premiums due and deferred ........................................................                    1,925                    1,917
Accrued investment income ........................................................                    1,640                    1,688
Other assets .....................................................................                    1,208                    1,120
Assets held in separate accounts .................................................                   57,797                   53,903
                                                                                                   --------                 --------

TOTAL ASSETS .....................................................................                 $178,620                 $179,734
                                                                                                   ========                 ========

LIABILITIES AND SURPLUS

LIABILITIES

Policy liabilities and insurance reserves:
    Future policy benefits and claims ............................................                 $ 87,582                 $ 93,346
    Unearned premiums ............................................................                      619                      624
    Policy dividends .............................................................                    1,878                    1,893
    Policyholder account balances ................................................                    7,968                    7,966
Notes payable and other borrowings ...............................................                      763                      807
Asset valuation reserve ..........................................................                    2,682                    2,705
Federal income tax payable .......................................................                      729                    1,278
Other liabilities ................................................................                    9,588                    9,191
Liabilities related to separate accounts .........................................                   57,436                   53,256
                                                                                                   --------                 --------

TOTAL LIABILITIES ................................................................                  169,245                  171,066
                                                                                                   --------                 --------

CONTINGENCIES (NOTE 11)

SURPLUS

Capital notes ....................................................................                      985                      984
Special surplus fund .............................................................                    1,268                    1,274
Unassigned surplus ...............................................................                    7,122                    6,410
                                                                                                   --------                 --------

TOTAL SURPLUS ....................................................................                    9,375                    8,668
                                                                                                   --------                 --------

TOTAL LIABILITIES AND SURPLUS ....................................................                 $178,620                 $179,734
                                                                                                   ========                 ========

                   SEE NOTES TO STATUTORY FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENTS OF OPERATIONS AND CHANGES IN SURPLUS (STATUTORY BASIS)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                YEARS ENDED DECEMBER 31,
                                                                                     1996                1995                1994
                                                                                                     (In Millions)

REVENUE

Premiums and annuity considerations ....................................           $ 20,674            $ 21,088            $ 23,612
Net investment income ..................................................              8,677               8,637               7,387
Other income ...........................................................                571                 363                 367
                                                                                   --------            --------            --------

TOTAL REVENUE ..........................................................             29,922              30,088              31,366
                                                                                   --------            --------            --------

BENEFITS AND EXPENSES

Death benefits .........................................................              2,943               2,858               2,798
Annuity benefits .......................................................              3,582               3,495               3,354
Disability benefits ....................................................              5,630               5,765               5,201
Other benefits .........................................................                806                 853                 845
Surrender benefits and fund withdrawals ................................             11,844              12,538              11,714
Net (decrease) increase in reserves ....................................             (1,572)             (2,178)              1,251
Commissions ............................................................                477                 535                 610
Other expenses .........................................................              2,690               2,650               3,727
                                                                                   --------            --------            --------

TOTAL BENEFITS AND EXPENSES ............................................             26,400              26,516              29,500
                                                                                   --------            --------            --------


Operating income before dividends and income taxes .....................              3,522               3,572               1,866
Dividends to policyholders .............................................              2,526               2,464               2,290
                                                                                   --------            --------            --------

Operating income (loss) before income taxes ............................                996               1,108                (424)
Income tax provision ...................................................                 51                 590                 453
                                                                                   --------            --------            --------

INCOME (LOSS) FROM OPERATIONS ..........................................                945                 518                (877)

NET REALIZED CAPITAL GAINS (LOSSES) ....................................                457                (183)                (24)
                                                                                   --------            --------            --------

NET INCOME  (LOSS) .....................................................           $  1,402            $    335            $   (901)
                                                                                   ========            ========            ========


SURPLUS

SURPLUS, BEGINNING OF YEAR .............................................              8,668               7,449               8,004

Net income (loss) ......................................................              1,402                 335                (901)
Change in net unrealized capital gains (losses) ........................                191                 661                 (51)
Change in non-admitted assets ..........................................               (206)                717                  82
Change in asset valuation reserve ......................................                 11                (694)                653
Other changes, net .....................................................               (691)                200                (338)
                                                                                   --------            --------            --------

SURPLUS, END OF YEAR ...................................................           $  9,375            $  8,668            $  7,449
                                                                                   ========            ========            ========


                   SEE NOTES TO STATUTORY FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENTS OF CASH FLOWS (STATUTORY BASIS)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           YEARS ENDED DECEMBER 31,
                                                                                    1996             1995                1994
                                                                                 ---------        ---------           ---------
                                                                                                (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums and annuity considerations ......................................       $  20,669        $  21,030           $  23,635
Net investment income ....................................................           8,629            8,511               7,261
Other income received ....................................................             599              479                 502
Separate account transfers ...............................................           1,183            1,002                (494)
Benefits and claims paid .................................................         (24,952)         (25,524)            (24,403)
Policyholders' dividends paid ............................................          (2,453)          (2,393)             (2,594)
Federal income taxes (paid) received .....................................            (230)            (847)                179
Other operating expenses .................................................          (4,224)          (3,738)             (3,636)
                                                                                 ---------        ---------           ---------
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES ......................            (779)          (1,480)                450
                                                                                 ---------        ---------           ---------

CASH FLOWS FROM INVESTING ACTIVITIES

Proceeds from investments sold, matured, or repaid
     Bonds ...............................................................         119,195           93,178              80,668
     Stocks ..............................................................           4,328            2,985               4,263
     Mortgage loans on real estate .......................................           3,140            4,997               4,205
     Real estate .........................................................             537              573                 935
     Net gains (losses) on cash and short-term investments ...............              13               (9)                 (5)
     Miscellaneous proceeds ..............................................           2,128            3,707               2,671
Payments for investments acquired
     Bonds ...............................................................        (118,009)        (101,018)            (81,677)
     Stocks ..............................................................          (6,029)          (2,199)             (2,312)
     Mortgage loans on real estate .......................................          (1,841)          (2,810)             (3,282)
     Real estate .........................................................            (120)            (425)               (194)
     Miscellaneous applications ..........................................            (718)          (1,213)             (1,275)
Net (tax) benefit on capital gains and losses ............................            (622)             107                (275)
                                                                                 ---------        ---------           ---------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES ......................           2,002           (2,127)              3,722
                                                                                 ---------        ---------           ---------

CASH FLOWS FROM FINANCING ACTIVITIES

Net (repayments of) proceeds from borrowed money .........................             (44)             123                   1
Net proceeds from the issuance of capital notes ..........................               0              686                   0
                                                                                 ---------        ---------           ---------

NET CASH (USED IN) PROVIDED BY  FINANCING ACTIVITIES .....................             (44)             809                   1
                                                                                 ---------        ---------           ---------

NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS ...............           1,179           (2,798)              4,173
Cash and short-term investments, beginning of year .......................           4,803            7,601               3,428
                                                                                 ---------        ---------           ---------

CASH AND SHORT-TERM INVESTMENTS, END OF YEAR .............................       $   5,982        $   4,803           $   7,601
                                                                                 =========        =========           =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Interest payments of $253 million, $144 million and $85 million were made during 1996, 1995 and 1994, respectively.

                   SEE NOTES TO STATUTORY FINANCIAL STATEMENTS

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

1.   ACCOUNTING POLICIES AND PRINCIPLES

     A. Business and basis of presentation - The statutory financial statements include the accounts of The Prudential Insurance Company of America ("the Company"), a mutual life insurance company. The activities of the Company include a broad range of financial services, including life and health insurance, asset management, and investment advisory services.

          These financial statements were prepared on an unconsolidated statutory basis of accounting, which differs from the 1995 and 1994 financial statements prepared for general distribution on a consolidated statutory basis of accounting, both of which differ from generally accepted accounting principles ("GAAP"). The financial statements for 1995 and 1994 have been restated on an unconsolidated statutory basis of accounting adopted in 1996 for purposes of general distribution. Certain reclassifications have been made to the 1995 and 1994 financial statement amounts to conform to the 1996 presentation.

          The Company, domiciled in the State of New Jersey, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance ("the Department"). Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The financial statements are substantially the same as those included in the Statutory Annual Statement except for certain reclassifications and adjustments. These financial statements differ from those filed with the Department in that changes to estimated income and premium taxes applicable to prior periods, which are recorded as direct charges or credits to surplus in the Annual Statement, have been included in the "Income tax provision" and "Other expenses" in the Statements of Operations and Changes in Surplus. This item has the net effect of increasing (decreasing) net income by $396 million, ($143) million and $6 million in 1996, 1995 and 1994, respectively.

          Pursuant to the Financial Accounting Standards Board Interpretation No. 40 "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises," as amended, which is effective for 1996 financial statements, statutory accounting practices ("SAP") are no longer considered GAAP for mutual life insurance companies. SAP differs from GAAP primarily as follows:

     (a) the Commissioner's Reserve Valuation Method ("CRVM") is used for the majority of individual insurance reserves under SAP, whereas for individual insurance, policyholder liabilities are generally established using the net level premium method under GAAP. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP, but are based upon actual company experience under GAAP;

     (b) for investment-type contracts that do not contain mortality or morbidity risk and universal life-type contracts, cash receipts are recorded as premiums and reserves are established using prescribed reserving methods under SAP. Under GAAP, premium from investment-type and universal life-type contracts are generally recognized as deposits. Revenues from these contracts represent amounts assessed against policyholders and are reported in the period of assessment;

     (c) policy acquisition costs are expensed when incurred under SAP rather than being deferred and charged against earnings over the periods covered by the related policies;

     (d) deferred income taxes are not recorded for the tax effect of temporary differences between book and tax basis of assets and liabilities under SAP;

     (e) certain "non-admitted assets" must be excluded under SAP through a charge against surplus, e.g. fixed assets, prepaid pensions and impaired investments;

     (f) investments in the common stock of the Company's wholly-owned subsidiaries are accounted for using the equity method under SAP rather than consolidated;

     (g) bonds are carried at amortized cost under SAP rather than categorized as "held to maturity", "available for sale", or "trading". Under GAAP, bonds classified as "available for sale" and "trading" are carried at market value;

     (h) certain reclassifications would be required with respect to the balance sheet and statement of cash flows under SAP;

     (i) the Asset Valuation Reserve ("AVR") and Interest Maintenance Reserve ("IMR") are required for life insurance companies under SAP.

          The following is a summary of accounting practices permitted by the state of New Jersey and reflected in these financial statements:

          o Prescribed statutory accounting practices require Department approval of each and every interest payment at the time of payment in order to classify the Company's Capital Notes as a component of surplus. Otherwise, such notes are required to be classified as a liability. Interest payments on $300 million in Capital Notes issued in 1993 are pre-approved by the Department, and permitted to be classified in surplus.

          o The Company sells synthetic guaranteed interest contracts ("GICs") containing minimum investment related guarantees on qualified pension plan assets. The assets are owned by the trustees of such plans, who invest the assets

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

               under the terms of investment guidelines agreed to with the Company. The investment related guarantees may include a minimum rate of return on the underlying assets and/or a guarantee of liquidity to meet plan cash flow requirements. The Company, with the approval of the Department, reports both the plan liabilities associated with the synthetic GICs and the trust assets supporting this potential liability. In addition, the Company files detailed schedules of trust assets and related statements with the Department. Currently, prescribed statutory accounting practices do not address accounting for synthetic GICs.

          o The Company establishes guaranty fund liabilities for the insolvencies of certain life insurance companies. The liabilities are established net of estimated premium tax credits and federal income tax. Prescribed statutory accounting practices do not address the establishment of liabilities for guaranty fund assessments.

     B. Divestiture - On July 31, 1996, Prudential sold a substantial portion of its Canadian Branch business to the London Life Insurance Company ("London Life"). The transaction was structured as an assumption reinsurance transaction, whereby London Life assumed total liabilities of the Canadian Branch equal to $3,146 million as well as a related amount of total assets equal to $3,040 million. A net gain of $138 million was recorded for this transaction.

     C. Use of estimates - The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates.

     D. Investments - Bonds, which consist of long-term bonds, are stated primarily at amortized cost.

          Preferred stock is generally valued at amortized cost.

          Common Stock is carried at fair value. Investments in subsidiaries, which are included in "Common stock", are accounted for using the equity method. The subsidiaries' change in net assets, excluding capital contributions and distributions, is included in "Net investment income." The subsidiaries are engaged principally in the businesses of life and health insurance, property and casualty insurance, group health care, securities brokerage, asset management, investment advisory services, retail banking and real estate and brokerage.

          Mortgage loans on real estate are stated primarily at unpaid principal balances.

          Real estate, except for real estate acquired in satisfaction of debt, is carried at cost less accumulated straight-line depreciation, encumbrances and permanent impairments in value. Properties acquired in satisfaction of debt are valued at lower of depreciated cost or fair value less disposition costs.

          Policy loans and premium notes are stated at unpaid principal balances.

          Cash includes cash on hand, amounts due from banks and money market instruments. Short term investments, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are stated at amortized cost, which approximates fair value.

          Other invested assets primarily include the Company's investment in joint ventures and other forms of partnerships. These investments are accounted for using the equity method where the Company has the ability to exercise significant influence over the operating and financial policies of the entity. The cost method is used for all other assets.

          Derivatives used in asset/liability risk management activities, which support life and health insurance and annuity contracts, are recorded at either fair value or statement value, depending upon the underlying instrument, with unrealized gains and losses recorded in "Change in net unrealized capital gains (losses)." Upon termination of derivatives, the interest-related gains and losses are amortized through the IMR.

     E. Separate accounts - These assets and liabilities, reported at estimated fair value, represent segregated funds invested for pension and other clients. Investment risks associated with fair value changes are generally borne by the clients, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

     F. Revenue recognition of insurance income and related expenses - Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including such acquisition costs as sales commissions, are charged to operations as incurred.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     G. Policyholder dividends - Substantially all of the policies issued by the Company are participating. The amount of dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company. Dividends declared by the Board of Directors which have not been paid are included in "Policy dividends".

2. POLICY LIABILITIES AND INSURANCE RESERVES

     A. For life insurance and annuities, future policy benefits and claims include estimates of benefits and associated settlement expenses on reported claims and those which are incurred but not reported.

          Activity in the liability for unpaid claims and claim adjustment expenses for accident and health business, which is included in "Future policy benefits and claims", is as follows:

                                          1996             1995            1994
                                       -------          -------         -------
                                                     (In Millions)

Balance at January 1                   $ 2,636          $ 2,440         $ 2,416
  Less reinsurance recoverables             15               23              15
                                       -------          -------         -------

Net balance at January 1                 2,621            2,417           2,401
                                       -------          -------         -------

Incurred related to:
  Current year                           5,734            5,759           5,398
  Prior years                              (87)              42             (87)
                                       -------          -------         -------

Total incurred                           5,647            5,801           5,311
                                       -------          -------         -------

Paid related to:
  Current year                           4,135            4,028           3,856
  Prior years                            1,467            1,569           1,439
                                       -------          -------         -------

Total paid                               5,602            5,597           5,295
                                       -------          -------         -------

Net balance at December 31               2,666            2,621           2,417
  Plus reinsurance recoverables             10               15              23
                                       -------          -------         -------

Balance at December 31                 $ 2,676          $ 2,636         $ 2,440
                                       =======          =======         =======


          As a result of changes in reserve estimates for insured events of prior years, the provision for claims and claim adjustment expenses changed by ($87) million and $42 million in 1996 and 1995, respectively, due to changes in claim cost trends and changed by ($87) million in 1994 because of faster-than-expected shrinkage in the indemnity health business.

     B. Reserves for individual life insurance are calculated using various methods, interest rates and mortality tables, which produce reserves that meet the aggregate requirements of state laws and regulations. Approximately 39% of individual life insurance reserves are determined using the net level premium method, or by using the greater of the net level premium reserve or the policy cash value. About 52% of individual life insurance reserves are calculated according to CRVM or methods which compare CRVM to policy cash values. The remaining reserves include universal life reserves which are equal to the greater of the policyholder account value less the unamortized expense allowance and the policy cash value, or are for supplementary benefits whose reserves are calculated using methods, interest rates and tables appropriate for the benefit provided.

          For group life insurance, about 56% of the reserves are associated with extended death benefits. These reserves are primarily calculated using modified group tables at various interest rates. The remainder are unearned premium reserves (calculated using the 1960 Commissioner's Standard Group Table), reserves for group life fund accumulations and other miscellaneous reserves.

          Reserves for deferred individual annuity contracts are determined using the Commissioner's Annuity Reserve Valuation Method. These account for 72% of the individual annuity reserves. The remaining reserves are equal to the present value of future payments with the annuity mortality table and interest rates based on the date of issue or maturity as appropriate.

          Reserves for other deposit funds or other liabilities with life contingencies reflect the contract deposit account or experience accumulation for the contract and any purchased annuity reserves.

          Accident and health reserves represent the present value of the future potential payments, adjusted for contingencies and interest. The remaining material reserves for active life reserves and unearned premiums are valued using the preliminary term method, gross premium valuation method, or a pro rata portion of gross premiums. Reserves are also held for amounts not yet due on hospital benefits and other coverages.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          The reserve for guaranteed interest contracts, deposit funds and other liabilities without life contingencies equal either the present value of future payments discounted at the guaranteed rate or the fund value.

          Policyholders, at their discretion, may withdraw funds from their annuity policies. At December 31, 1996 and 1995, approximately 55% of total annuity actuarial reserves and deposit liabilities of $92,536 million and $95,092 million, respectively, were not subject to discretionary withdrawal.

3. INCOME TAXES

   The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") taxes the Company on its operating income after dividends to policyholders. In calculating this tax, the Code requires the capitalization and amortization of policy acquisition expenses.

   The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imposes an additional amount of taxable income to the Company. "Income tax provision" includes an estimate for the total equity tax to be paid with respect to the year. Income from sources outside the United States is taxed under applicable foreign statutes.

   The Internal Revenue Service (the "Service") has completed an examination of the consolidated federal income tax return through 1989. The Service is examining the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments.

4. INVESTED ASSETS

     A. Bonds and stocks - The Company invests in both investment grade and non-investment grade public and private bonds. The Securities Valuation Office of the NAIC rates the bonds held by insurers for regulatory purposes and classifies investments into six categories ranging from highest quality bonds to those in or near default. The lowest three NAIC categories represent primarily high-yield securities and are defined by the NAIC as including any security with a public agency rating equivalent to B+ or B1 or less. Securities in these lowest three categories approximated 2.8% and 1.0%, of the Company's bonds at December 31, 1996, 1995, respectively.

          The following tables provide additional information relating to bonds and preferred stock as of December 31:

                                                                                    1996
                                                          -------------------------------------------------------
                                                                           GROSS           GROSS         ESTIMATED
                                                          CARRYING       UNREALIZED      UNREALIZED         FAIR
                                                           AMOUNT          GAINS           LOSSES           VALUE
                                                          -------         -------          ------          -------
Bonds                                                                           (In Millions)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                $ 9,504        $   353         $    74         $ 9,783

Obligations of U.S. states and their
  political subdivisions                                       206              7               6             207

Foreign government bonds                                     2,420            133              11           2,542

Corporate securities                                        57,282          2,625             323          59,584

Mortgage-backed securities                                   5,594            131              15           5,710
                                                           -------        -------         -------         -------

     Total                                                 $75,006        $ 3,249         $   429         $77,826
                                                           =======        =======         =======         =======

Preferred Stock
Redeemable                                                 $   142        $     3         $     6         $   139

Non-redeemable                                                  97             23               0             120
                                                           -------        -------         -------         -------

     Total                                                 $   239        $    26         $     6         $   259
                                                           =======        =======         =======         =======


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                                     1995
                                                                --------------------------------------------------
                                                                              GROSS        GROSS
                                                                CARRYING    UNREALIZED   UNREALIZED        FAIR
                                                                 AMOUNT       GAINS        LOSSES          VALUE
                                                                -------      -------      -------         -------
Bonds                                                                           (In Millions)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $15,715      $ 1,392      $     1          $17,106

Obligations of U.S. states and their
  political subdivisions                                            214           22            1              235

Foreign government bonds                                          3,196          260            1            3,455

Corporate securities                                             54,411        4,609           97           58,923

Mortgage-backed securities                                        3,958          241            8            4,191
                                                                -------      -------      -------          -------

     Total                                                      $77,494      $ 6,524      $   108          $83,910
                                                                =======      =======      =======          =======

Preferred Stock
Redeemable                                                      $   304      $    16      $     4          $   316

Non-redeemable                                                       92            2            0               94
                                                                -------      -------      -------          -------

      Total                                                     $   396      $    18      $     4          $   410
                                                                =======      =======      =======          =======


          The carrying amount and estimated fair value of bonds at December 31, 1996, categorized by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties.

                                                          CARRYING    ESTIMATED
                                                           AMOUNT     FAIR VALUE
                                                          --------    ----------
                                                              (In Millions)

Due in one year or less                                    $ 1,999       $ 2,012
Due after one year through five years                       19,125        19,445
Due after five years through ten years                      19,406        20,081
Due after ten years                                         28,882        30,578
                                                           -------       -------
                                                            69,412        72,116
                                                           -------       -------

Mortgage-backed securities                                   5,594         5,710
                                                           -------       -------

       Total                                               $75,006       $77,826
                                                           =======       =======

          Proceeds from the sale and maturity of bonds during 1996, 1995 and 1994 were $119,195 million, $93,178 million and $80,668 million, respectively. Gross gains of $1,516 million, $1,913 million and $618 million and gross losses of $988 million, $782 million and $1,841 million were realized on such sales during 1996, 1995 and 1994, respectively. Realized gains and losses are determined using the specific identification method.

     B. Mortgage loans on real estate - Mortgage loans on real estate at December 31 are as follows:

                                                1996                1995
                                         ------------------  ------------------
                                         CARRYING  PERCENT   CARRYING  PERCENT
                                          AMOUNT   OF TOTAL   AMOUNT   OF TOTAL
                                          ------   --------   ------   --------
                                                     (In Millions)
Commercial and agricultural loans:
    In good standing                      $15,546    91.3%    $17,649    87.0%
    In good standing
      with structured terms                   809     4.7%        966     4.8%
    Past due 90 days or more                  229     1.3%        144     0.7%
    In process of foreclosure                  68     0.4%        157     0.8%

Residential loans                             387     2.3%      1,364     6.7%
                                          -------   -----     -------   -----

    Total                                 $17,039   100.0%    $20,280   100.0%
                                          =======   =====     =======   =====


          At December 31, 1996, the Company's mortgage loans on real estate were collateralized by the following property types: office buildings (34%), retail stores (22%), residential properties (2%), apartment complexes (18%), industrial buildings (11%), agricultural properties (9%) and other commercial properties (4%). The maximum percentage of any one loan to the value of collateral at the time of the loan, exclusive of insured, guaranteed, purchase money mortgages or mortgages supported by high credit leases is 80%. The mortgage loans are geographically dispersed throughout the United States and

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          Canada with the largest concentrations in California (26%) and New York (8%). Included in these balances are mortgage loans with affiliated joint ventures of $560 million and $653 million at December 31, 1996 and 1995, respectively.

     C.   Real estate - Real estate at December 31 was as follows:

                                                   1996           1995
                                                  ------         ------
                                                      (In Millions)


Investment real estate                            $1,201         $1,484
Properties occupied by the Company                   525            533
Properties acquired in
     satisfaction of debt                            368            471
                                                  ------         ------

    Total                                         $2,094         $2,488
                                                  ======         ======

          Accumulated depreciation on real estate was $808 million and $853 million at December 31, 1996 and 1995, respectively.

     D. Other invested assets - Other invested assets of $2,591 million and and $3,304 million as of December 31, 1996 and 1995, respectively, principally include the Company's net equity in joint ventures and other forms of partnerships. The Company's share of net income from other invested assets was $283 million, $240 million and $348 million for 1996, 1995 and 1994, respectively.

     E. Investment in subsidiaries - Included in "Common stock" is the Company's investment in subsidiaries of $4,610 million and $4,328 million at December 31, 1996 and 1995, respectively. Included in "Net investment income" for 1996, 1995 and 1994 is $370 million, $143 million and $(936) million, respectively, attributable to undistributed income (loss) of subsidiaries.

          In October 1995, the Company completed the sale of Prudential Reinsurance Holdings, Inc., through an initial public offering of common stock. As a result of the sale, an after-tax gain of $72 million was recorded in 1995.

          In March 1995, the Company announced its intention to sell its mortgage banking unit. On January 26, 1996, the Company entered into a definitive agreement to sell substantially all the assets of Prudential Home Mortgage Company, Inc. ("PHMC") and it also liquidated certain mortgage-backed securities and extended warehouse loans. In 1995, PHMC recorded an after-tax loss of $98 million which includes operating gains and losses, asset write downs, and other costs directly related to the sale. The Company continues to have discussions with prospective buyers for the sale of the remaining assets.

     F. Net unrealized capital gains (losses) - Changes in net unrealized capital gains (losses), which result principally from changes in the differences between cost and carrying amounts of invested assets, were $191 million and $661 million for the years ended December 31, 1996 and 1995, respectively, and are reflected in "Unassigned surplus."

     G. Asset valuation reserve and interest maintenance reserve - These reserves are required for life insurance companies under NAIC requirements. The AVR is calculated based on a statutory formula and is designed to mitigate the effect of valuation and credit-related losses on unassigned surplus. The IMR captures realized capital gains and losses, net of tax, resulting from changes in the general level of interest rates. These gains and losses are amortized into net investment income utilizing grouped amortization schedules over the expected remaining life of the investments sold. At December 31, 1996, AVR is comprised of 68% for bonds, stocks, and short-term investments; 17% for mortgage loans on real estate; and 15% for real estate and other invested assets. The IMR balance at December 31, 1996 and 1995 was $1,365 million and $1,163 million, respectively, and is recorded in "Other liabilities". During 1996, 1995 and 1994, $327 million, $766 million and ($910) million, respectively, of net realized capital gains (losses) were deferred and $126 million, $82 million and $102 million, respectively, was amortized and included in income.

     H. Restricted assets and special deposits - Assets in the amounts of $941 million and $5,072 million at December 31, 1996 and 1995, respectively, were on deposit with governmental authorities or trustees as required by law. Assets valued at $2,994 million and $3,121 million at December 31, 1996 and 1995, respectively, were maintained as compensating balances or pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $720 million in 1996 and $354 million in 1995.

     I. Loan backed and structured securities - A retrospective method is employed to recalculate the values of the loan backed and structured securities holdings with the exception of interest only bonds. Each acquisition lot was reviewed to recalculate the effective yield. The recalculated effective yield was used to derive a book value as if the new yield were applied at the time of acquisition. Outstanding principal

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          factors from the time of acquisition to adjustment date were used to calculate the prepayment history for all applicable securities. Conditional prepayment rates, computed with life to date factor histories and weighted average maturities, were used to affect the calculation of projected payments for pass through, interest only and principal only security types. Interest only bond adjustments are developed on a prospective basis with adjustments made for permanent impairments if needed.

     J. Securities lending is a program whereby the Company loans securities to third parties, primarily major brokerage firms. As of December 31, 1996 and 1995, the estimated fair values of loaned securities were $6,362 million and $5,939 million respectively. Company and NAIC policies require a minimum of 102% and 105% of the fair value of the domestic and foreign loaned securities, respectively, to be separately maintained as collateral for the loans. Cash collateral received is invested in short-term investments. The offsetting collateral liability as of December 31, 1996 and 1995 is $4,813 million and $3,625 million, respectively. Non-cash collateral is not reflected in the Statements of Admitted Assets, Liabilities and Surplus.

5. EMPLOYEE BENEFIT PLANS

     A. Pension plans - The Company has several defined benefit pension plans, which cover substantially all of its employees. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy for U.S. plans is to contribute annually the amount necessary to satisfy the Internal Revenue Service contribution guidelines.

          Employee pension benefit plan status is as follows:

                                                       1996         1995
                                                     -------      -------
                                                         (In Millions)
Actuarial present value of benefit obligation:

  Vested benefit obligation                          $(3,878)     $(3,270)
                                                     =======      =======

  Accumulated benefit obligation                     $(4,174)     $(3,572)
                                                     =======      =======

Projected benefit obligation                         $(4,989)     $(4,330)

Plan assets at fair value                              7,326        6,688
                                                     -------      -------

Plan assets in excess of projected
  benefit obligation                                   2,337        2,358

Unrecognized transition amount                          (769)        (904)

Unrecognized prior service cost                          356          199

Unrecognized net gain                                   (916)        (753)
                                                     -------      -------


Prepaid pension cost                                 $ 1,008      $   900
                                                     =======      =======
          Plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $5,668 million and $4,788 million are included in separate account assets and liabilities at December 31, 1996 and 1995, respectively.

          The components of the net periodic pension benefit for 1996, 1995 and 1994 are as follows:

                                                               1996      1995      1994
                                                               ----      ----      ----
                                                                     (In Millions)
Service cost                                                 $  119     $ 110    $  141
Interest cost                                                   336       371       293
Actual return on assets                                        (720)   (1,249)       62
Net amortization and deferral                                    57       604      (633)
Net curtailment gains and special termination benefits           63         0       156
                                                             ------    ------    ------

Net periodic pension benefit                                 $ (145)   $ (164)   $   19
                                                             ======    ======    ======

          The net increase to surplus relating to the Company's pension plans is $37 million, $30 million and $0 million in 1996, 1995 and 1994, respectively, which considers the changes in the non-admitted prepaid pension asset of $108 million, $134 million and ($19) million, respectively.

          The accounting assumptions used by the Company were:

                                                 AS OF SEPTEMBER 30,
                                              ------------------------
                                               1996     1995     1994
                                              ------   ------   ------

Discount rate                                  7.75%    7.50%    8.50%
Rate of increase in compensation levels        4.50%    4.50%    5.50%
Expected long-term rate of return on assets    9.50%    9.00%    9.00%

          The Company maintains non-qualified supplemental retirement plans providing benefits that may not be paid from the Company's two qualified plans since qualified plans have limits imposed by Section 415 and 401(a)(17) of the Code. One of these plans also provides certain participants with a subsidized early retirement benefit.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     B. Postretirement benefits - The Company provides certain life insurance and health care benefits for its retired employees. Substantially all of the Company's employees may become eligible to receive these benefits if they retire after age 55 with at least 10 years of service.

          Postretirement benefits are accounted for in accordance with prescribed NAIC policy. The Company has elected to amortize its transition obligation over 20 years. During 1996, 1995 and 1994, funding of its postretirement benefit obligations totaled $35 million, $47 million and $31 million, respectively.

          The postretirement benefit plan status is as follows:

                                                                 SEPTEMBER 30,
                                                             ------------------
                                                               1996       1995
                                                               ----       ----
                                                                 (In Millions)

Accumulated postretirement benefit obligation for:
  Retirees                                                   $(1,418)   $(1,465)
  Fully eligible active plan participants                        (35)      (103)
Plan assets at fair value                                      1,341      1,309
                                                             -------    -------
Funded status                                                   (112)      (259)
Unrecognized transition amount                                   355        378
Unrecognized net gain                                           (177)       (19)
                                                             -------    -------
Prepaid postretirement benefit cost                          $    66    $   100
                                                             =======    =======

          Plan assets consist of group and individual variable life insurance policies, group life and health contracts and short-term investments, of which $1,003 million and $990 million are included in the separate account assets and liabilities at December 31, 1996 and 1995, respectively.

          Net periodic postretirement benefit cost for 1996, 1995 and 1994 includes the following components:

                                                     1996       1995       1994
                                                    -----      -----      -----
                                                           (In Millions)

Service cost                                        $  24      $  30      $  36
Interest cost                                         115        117        107
Actual return on plan assets                         (104)      (144)       (98)
Amortization of transition obligation                  22         22         23
Other                                                  12         49         52
                                                    -----      -----      -----
Net periodic postretirement benefit cost            $  69      $  74      $ 120
                                                    =====      =====      =====

          The net reduction to surplus relating to the Company's postretirement benefit plans is $35 million, $46 million, and $30 million in 1996, 1995 and 1994, respectively, which considers the changes in the prepaid postretirement benefit cost of $34 million, $28 million and $90 million in 1996 , 1995 and 1994, respectively.

          The assumptions used for the postretirement benefit plan were:


                                                                 AS OF SEPTEMBER 30,
                                                    ---------------------------------------------
                                                        1996             1995            1994
                                                        ----             ----            ----
Discount rate                                          7.75%            7.50%            8.50%
Expected long-term rate of return on plan assets       9.00%            8.00%            9.00%
Rate of increase in compensation levels                4.50%            4.50%            5.50%
Health care cost trend rates                        8.50-12.50%      8.90-13.30%      9.10-13.90%
Ultimate health care cost trend rate at 2006           5.00%            5.00%            6.00%

          A 1% increase in health care cost trend rates would increase the September 30, 1996 accumulated postretirement benefit obligation and service/interest costs by $115 million and $12 million, respectively.

     C. Postemployment benefits - The Company accrues for postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1996 and 1995 was $99 million and $96 million, respectively.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

6.   NOTES PAYABLE AND OTHER BORROWINGS

     Notes payable and other borrowings consisted of the following at December
     31:

Short-term:                                                  1996          1995
                                                             ----          ----
                                                                (In Millions)
Notes payable to affiliate                                   $ 99           $  0
Current portion of long term
     notes payable                                             11            128
                                                             ----           ----
                                                             $110           $128

Long-Term:                                                   1996           1995
                                                             ----           ----

8.173% note due 2002                                         $249           $249
7.501% note due 1999                                          248            248
5.0819% note due 2004                                          56             66
12.00% note due 1999                                            0             16
Secured demand note
        due 1998                                              100            100
                                                             ----           ----
                                                              653            679
                                                             ----           ----
    Total principal repayments and accrued interest          $763           $807
                                                             ====           ====

          Scheduled principal repayments as of December 31, 1996, are as follows: $110 million in 1997, $100 million in 1998, $239 million in 1999, $0 in 2000, $0 in 2001 and $294 million thereafter.


7.   SURPLUS

     A. Capital notes - The Company issues Capital Notes that are subordinate in right of payment to policy claims, prior claims and senior indebtedness. A summary of the outstanding Capital Notes as of December 31, 1996 is as follows:


                     PRINCIPAL       CARRYING      INTEREST         MATURITY
ISSUE DATE             (PAR)          AMOUNT         RATE             DATE
----------           ---------       --------      --------         --------
                          (In Millions)
April 28, 1993      $   300            $ 299        6.875%        April 15, 2003
July 1, 1995            350              340        8.300%        July 1, 2025
July 1, 1995            250              246        7.650%        July 1, 2007
July 15, 1995           100              100        8.100%        July 15, 2015
                    -------            -----
    Total           $ 1,000            $ 985
                    =======            =====

     B. Special surplus fund - In accordance with the requirements of various states, a special surplus fund has been established for contingency reserves of $1,268 million and $1,274 million as of December 31, 1996 and 1995, respectively.

     C. Non-admitted assets - Non-admitted assets were $1,367 million and $1,167 million as of December 31, 1996 and 1995, respectively.

8.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair values presented below have been determined using available information and reasonable valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values. (For all other financial instruments, the carrying value is a reasonable estimate of fair value.)

          Bonds and preferred stock - Fair values for bonds and preferred stock, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement securities is based on amounts provided by state regulatory authorities.

          Common stock - Fair value of unaffiliated common stock is based on quoted market prices, where available, or prices provided by state regulatory authorities.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          Mortgage loans on real estate - The fair value of residential mortgages is based on recent market trades or quotes, adjusted where necessary for differences in risk characteristics. The fair value of the commercial mortgage and agricultural loan portfolio is primarily based upon the present value of the scheduled cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. For certain non-performing and other loans, fair value is based upon the value of the underlying collateral.

          Policy loans and premium notes - The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

          Derivative financial instruments - The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements discounted at the applicable zero coupon U.S. Treasury rate and swap spread. The fair value of forwards, futures and options is estimated based on market quotes for a transaction with similar terms. The fair value of loan commitments is derived by comparing the contractual future stream of fees with such fee streams adjusted to reflect current market rates that would be applicable to instruments of similar type, maturity and credit standing.

          Investment-type insurance contract liabilities - Fair values for the Company's investment-type insurance contract liabilities are estimated using a discounted cash flow model, based on interest rates currently being offered for similar contracts. Carrying amounts are included in "Future policy benefits and claims."

          Notes payable and other borrowings - The estimated fair value of notes payable is derived using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

          The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                              1996                                 1995
                                                              ----                                 ----
                                                     CARRYING      ESTIMATED             CARRYING       ESTIMATED
                                                      AMOUNT       FAIR VALUE             AMOUNT        FAIR VALUE
                                                      ------       ----------             ------        ----------
                                                                             (In Millions)
FINANCIAL ASSETS:

  Bonds                                              $75,006         $77,826             $77,494         $83,910
  Preferred stock                                        239             259                 396             410
  Common stock *                                       2,466           2,466               1,805           1,805
  Mortgage loans on real estate                       17,039          17,364              20,280          20,839
  Policy loans and premium notes                       6,023           5,942               6,208           6,452
  Short-term investments                               5,817           5,817               4,633           4,633
  Cash                                                   165             165                 170             170
  Assets held in separate accounts                    57,797          57,797              53,903          53,903
  Derivative financial instruments                         9              16                  15              64

FINANCIAL LIABILITIES:

  Investment-type insurance
    contracts                                         30,194          30,328              34,799          35,720
  Notes payable and other borrowings                     763             794                 807             829
  Liabilities related to separate accounts            57,436          57,436              53,256          53,256
  Derivative financial instruments                        60              63                  94             108

* Excludes investments in subsidiaries of $4,610 million and $4,328 million at December 31, 1996 and 1995, respectively.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

9.   DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

     A. Derivative financial instruments - Derivatives include swaps, forwards, futures, options and fixed-rate loan commitments subject to market risk, all of which are used by the Company in the normal course of business in activities other than trading. The Company does not issue or hold derivatives for trading purposes. This classification is based on management's intent at the time of contract inception and throughout the life of the contract. The Company uses derivatives primarily for asset/liability risk management and to reduce exposure to interest rate, currency and other market risks. Of those derivatives held at December 31,1996, 35% of the notional amounts consisted of interest rate derivatives and 65% consisted of foreign currency derivatives.


          The tables below summarize the Company's outstanding positions on a gross basis before netting pursuant to rights of offset, qualifying master netting agreements with counterparties or collateral arrangements at December 31:

                                                        DERIVATIVE FINANCIAL INSTRUMENTS
                                                1996                                            1995
                                                ----                                            ----
                                                                 (In Millions)
                                               CARRYING     ESTIMATED                        CARRYING      ESTIMATED
                                 NOTIONAL       AMOUNT     FAIR VALUE        NOTIONAL         AMOUNT      FAIR VALUE
                                 --------       ------     ----------        --------         ------      ----------
Swaps:
  Assets                         $  159         $    1         $    6         $  418         $   (1)         $   32
  Liabilities                       479             50             53            371             76              79

Forwards:
  Assets                            453              8              8            235             13              17
  Liabilities                       980              9              9          1,074             13              13

Futures:
  Assets                              0              0              0            683              5               5
  Liabilities                       399              1              1            864              5               7

Options:
  Assets                            175              0              0            195              0               0
  Liabilities                         0              0              0              3              0               0

Loan Commitments:
  Assets                            164              0              2            122             (2)             10
  Liabilities                         9              0              0            532              0               9
                                 ------         ------         ------         ------         ------          ------

Total:
  Assets                         $  951         $    9         $   16         $1,653         $   15          $   64
                                 ======         ======         ======         ======         ======          ======

  Liabilities                    $1,867         $   60         $   63         $2,844         $   94          $  108
                                 ======         ======         ======         ======         ======          ======


     B. Off-balance sheet credit-related instruments - During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees and letters of credit. Commitments include variable rate commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate, and performing other monitoring procedures.

          The notional amount of these instruments, which represents the Company's maximum exposure to credit loss from other parties' non-performance, was $785 million and $1,254 million at December 31, 1996 and 1995, respectively. Because many of these amounts expire without being advanced in whole or in part, the notional amounts do not represent future cash flows.

          The estimated fair value of these instruments, which represents the Company's current exposure to credit loss from other parties' non-performance, was $8 million and $56 million at December 31, 1996 and 1995, respectively.

10.  RELATED PARTY TRANSACTIONS

     A. Service agreements - The Company has entered into service agreements with various subsidiaries. Under these agreements, the Company furnishes services of officers and employees and provides supplies, use of equipment, office space, and makes payment to

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          third parties for general expenses, state and local taxes. The agreements obligate the subsidiaries to reimburse the Company for the approximate cost of providing such services. The amounts receivable from subsidiaries, reported in "Other assets" at December 31, 1996 and 1995, were $490 million and $509 million, respectively. The subsidiaries also furnish similar services to the Company in connection with such agreements. The amount payable to subsidiaries, reported in "Other liabilities" at December 31, 1996 was $87 million. There was no outstanding balance at December 31, 1995.

          Certain of the Company's group health care subsidiaries provide health insurance to certain employees of the Company. Enrollment contract costs reported in "Other expenses" were $126 million, $111 million and $104 million for the years ended December 31, 1996, 1995 and 1994, respectively.

          The Company purchases corporate owned life insurance policies from one of its life insurance subsidiaries for certain employees. The premium charged for these policies reported in "Other expenses" was $3 million, $12 million and $12 million for the years ended December 31, 1996, 1995 and 1994, respectively. The cash value associated with these policies was $118 million and $102 million at December 31, 1996 and 1995, respectively.

          Certain of the Company's subsidiaries perform services for the Company in connection with the Company's obligations under investment advisory or subadvisory agreements. The costs incurred in connection with performing such services, primarily reported in "Other expenses," were $145 million, $327 million and $342 million for the years ended December 31, 1996, 1995 and 1994, respectively. The Company also provides these services to subsidiaries in connection with such agreements. The investment advisory fees received from affiliates by the Company, reported in "Other income" were $161 million, $92 million and $110 million for the years ended December 31, 1996, 1995 and 1994, respectively.

          The Company borrows short-term funds from Prudential Funding Corporation ("Funding"), a wholly owned subsidiary. The interest expense for these borrowings was $131 million, $66 million and $21 million for the years ended December 31, 1996, 1995 and 1994, respectively. The outstanding balance at December 31, 1996 was $99 million. There was no outstanding balance at December 31, 1995.

     B. Net worth maintenance agreement - The Company has entered into a support agreement with Funding under which it agrees to maintain Funding's tangible net worth, including subordinated debt, at not less than $1.00. As of December 31, 1996, the tangible net worth of Funding was $44 million. Since the inception of the agreement, no support payments have been required.

11.  CONTINGENCIES

     The Company is reviewing its obligations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that appropriate reserves have been established in accordance with applicable accounting standards to provide for appropriate reimbursements to customers.

     Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

     Twenty-six purported class actions and over 280 individual actions are pending against the Company on behalf of those persons who purchased life insurance policies allegedly because of deceptive sales practices engaged in by the Company and its insurance agents in violation of state and federal laws. The Company anticipates additional suits may be filed by individuals who opted out of the class action settlement described below. The sales practices alleged to have occurred are contrary to Company policy. Some of these cases seek very substantial damages while others seek unspecified compensatory, punitive and treble damages. The Company intends to defend these cases vigorously.

     A Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was created to conduct a review of sales and marketing practices throughout the life insurance industry. As the largest life insurance company in the United States, the Company was the initial focus of the Task Force examination. On July 9, 1996, the Task Force released its report on the Company's activities. In it, the Task Force found that some sales of life insurance policies made by the Company were improper. The report criticizes the Company's training, oversight, discipline and compliance programs related to insurance sales. Based on these findings, the Task Force recommended, and the Company agreed to, a series of fines allocated to all 50 states and the District of Columbia amounting to a total of $35 million. In addition, the Task Force recommended a remediation program pursuant to which the Company would offer relief to policyowners who purchased 10.7 million whole life insurance policies in the United States from the Company from 1982 through 1995. In subsequent negotiations with several states, the Company agreed to pay additional amounts aggregating approximately $30 million by way of fine, reimbursement of investigation expenses and costs associated with outreach to residents of Florida and California.

     On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in the class actions consolidated in a Multi-District Litigation involving alleged improprieties in connection with the Company's sale of whole life

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     insurance policies from 1982 through 1995. Pursuant to the proposed settlement, the Company has agreed to provide certain enhancements and changes to the remediation program previously accepted by the Multi-State Task Force, including some additional remedies. In addition, the Company agreed that a minimum cost of $410 million (which was recorded in the Statement of Operations and Changes in Surplus) would be incurred in providing remedies to policyowners under the program, and agreed to certain other payments and guarantees. Under the terms of the guarantees, the Company has agreed that the average cost per remedy will not be less than $2,364 for up to 330,000 claims remedied. For claims remedied in excess of 330,000, the Company has not guaranteed an average cost per remedy. The Company has also agreed to provide additional compensation to be distributed by formula that will range in an aggregate amount from $50 million to $300 million depending on the total number of claims remedied. The Company cannot predict how many claims ultimately will be remedied. The Company has also recorded in the Statement of Operations and Changes in Surplus, its estimate of the minimum administrative costs related to the remediation program. As of March 5, 1997, all 50 states and the District of Columbia have directed the Company to offer a remediation plan based on the program accepted by the Task Force and containing many of the enhancements of the class action settlement.

     Also on October 28, 1996, the U.S. District Court of the District of New Jersey, in which the Multi-District Litigation is pending, conditionally certified a class for settlement purposes and scheduled a hearing on the fairness, reasonableness and adequacy of the proposed settlement. This hearing was held on February 24, 1997. On March 7, 1997, the Court rendered its decision approving the settlement. The owners of approximately 23,000 policies have taken steps to exclude themselves from the class action and are not bound by the settlement.

     To date, the Company has mailed packages to 8.5 million policyowners eligible for the remediation program, informing policyowners in all 50 states and the District of Columbia of their rights under the program. The deadline for electing to participate in the Alternative Dispute Resolution Process ("ADR") or Basic Claim Relief is June 1, 1997. Policyowners who believe that they were misled can file a claim through the ADR. Policyowners who do not believe they were misled, or who do not wish to file a claim under the ADR, may choose from several options available under Basic Claim Relief, such as preferred rate premium loans, or the purchase of enhanced annuities, mutual fund shares or life insurance policies.

     It is not possible on any reliable basis to estimate how many policyowners will participate in the settlement. The cost of the settlement is dependent upon complex and varying factors, including the number of policyowners that participate in the settlement, the relief options chosen and the ultimate dollar value of the settlement. The administrative costs to the Company of remediation of policyowner claims are also subject to a number of complex uncertainties in addition to the unknown quantity and cost of policyowner claims. In light of the uncertainties attendant to these and other factors, management is unable to make a reasonable estimate of the ultimate cost of the remediation program to the Company.

     A purported class action was brought against the Company and certain subsidiaries alleging common law fraud, negligent misrepresentation and violations of the New Jersey RICO statute arising out of the plaintiffs' purchase of certain subordinated mortgage pass-through securities and seeking compensatory and punitive damages and injunctive relief. The Company will deny the substantive allegations of the complaint in its answer and will vigorously defend the suit. The case is at a preliminary stage, and management is not now in a position to predict the outcome or effect of the litigation.

     Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted. It is also not possible to predict the likely results of any regulatory inquiries or their effect on litigation which might be initiated in response to widespread media coverage of these matters. Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation and the regulatory inquiries. It is possible that the results of operations or the cash flow of the Company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on the Company's financial position, after consideration of applicable reserves.

     In 1993, Prudential Securities, Inc. ("PSI"), a subsidiary of Prudential, entered into an agreement with the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., and state securities commissions whereby PSI agreed to pay $330 million into a settlement fund to pay eligible claims on certain limited partnership matters. Under this agreement, if partnership matter claims exceed the established settlement fund, PSI is obligated to pay such additional claims. The agreement also required PSI to take measures to enhance the adequacy of its sales practices compliance controls.

     In October 1994, the United States Attorney for the Southern District of New York (the "U.S. Attorney") filed a complaint against PSI in connection with its sale of certain limited partnerships. Simultaneously, PSI entered into an agreement to comply with certain conditions for a period of three years, and to pay an additional $330 million into the settlement fund. At the end of the three year period, assuming PSI has fully complied with the terms of the agreement, the U.S. Attorney will institute no further action. In the opinion of management, PSI is in compliance with all provisions of the aforementioned agreements.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     The Company has entered into a reinsurance agreement with The Prudential Life Insurance Company, Ltd., a wholly owned subsidiary, under which it has agreed to reinsure certain individual life insurance policies through a yearly renewable term contract. The reinsurance assumed premiums and reserves for 1996 were $27 million and $17 million, respectively.

     The Company as a result of the sale of Prudential Reinsurance Inc. (a PRUCO Inc. subsidiary), agreed to guarantee up to $775 million of Gibraltar Casualty Company (a Prudential subsidiary) obligations with respect to a Stop Loss Agreement and PRUCO Inc.'s (a Prudential subsidiary) payment obligations under an Indemnity Agreement, subject to maximum aggregate payments of $400 million. The maximum aggregate payments under the Prudential Guarantee of the Gibraltar Casualty Company obligations will be reduced in certain circumstances to take account of payments made and collateral provided in respect of the guaranteed obligations. The Stop Loss Agreement is intended to mitigate the impact on Prudential Reinsurance Inc. of adverse development of loss reserves, as of June 30, 1995, of up to $375 million of the first $400 million of adverse development. The Company has recorded a loss reserve of $175 million as of December 31, 1996.

     Gibraltar Casualty Company and other property and casualty insurance subsidiaries receive claims under expired contracts which assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for such claims cannot be estimated by traditional reserving techniques. As a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Extensive litigation between insurers and insureds over these issues continues and the outcome is not predictable. In establishing the unpaid claim reserves for these losses, management considered the available information and established these reserves in accordance with applicable accounting standards. However, given the expansion of coverage and liability by the courts and legislatures in the past, and potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established.

     The Company and a number of other insurers (the "Consortium") entered into a Reinsurance and Participation Agreement ("the Agreement") with MBL Life Assurance Corporation ("MBLLAC") and others, under which the Company and the other insurers agreed to reinsure certain payments to be made to contractholders by MBLLAC in connection with the plan of rehabilitation of Mutual Benefit Life Insurance Company. Under the Agreement, the Consortium, subject to certain terms and conditions, will indemnify MBLLAC for the ultimate net loss sustained by MBLLAC on each contract subject to the Agreement. The ultimate net loss represents the amount by which the aggregate required payments exceed the fair market value of the assets supporting the covered contracts at the time such payments are due. The Company's share of any net loss is 30.55%. The Company has determined that it does not expect to make any payments to MBLLAC under the agreement. The Company concluded this after testing a wide range of potentially adverse scenarios during the rehabilitation period for MBLLAC.


                                     ******

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Policyholders of The Prudential Insurance Company of America

We have audited the accompanying statement of admitted assets, liabilities and surplus (statutory basis) of The Prudential Insurance Company of America as of December 31, 1996, and the related statements of operations and changes in surplus (statutory basis), and of cash flows (statutory basis) for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the New Jersey Department of Insurance, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters referred to in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of The Prudential Insurance Company of America at December 31, 1996, and the results of its operations and its cash flows for the year then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of The Prudential Insurance Company of America at December 31, 1996, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 1.




/s/ PRICE WATERHOUSE, LLP
New York, New York

March 10, 1997

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
The Prudential Insurance Company of America
Newark, New Jersey

We have audited the accompanying statement of admitted assets, liabilities and surplus--statutory basis of The Prudential Insurance Company of America as of December 31, 1995, and the related statements of operations and changes in surplus--statutory basis, and cash flows--statutory basis for each of the two years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our report dated March 1, 1996, we expressed an opinion that the 1995 and 1994 financial statements, prepared using accounting practices prescribed and permitted by the New Jersey Department of Insurance, presented fairly, in all material respects, the financial position of The Prudential Insurance Company of America as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles. As described in Note 1 to these financial statements, pursuant to the pronouncements of the Financial Accounting Standards Board, the 1995 and 1994 financial statements of The Prudential Insurance Company of America, prepared using accounting practices prescribed or permitted by insurance regulators (statutory financial statements) are no longer considered presentations in conformity with generally accepted accounting principles. The effects on the financial statements of the differences between the statutory basis of accounting and generally accepted accounting principles are material and are also described in Note 1. Accordingly, our present opinion on the presentation of the 1995 and 1994 financial statements in accordance with generally accepted accounting principles, as presented herein, is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the third paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the admitted assets, liabilities and surplus of the Company as of December 31, 1995, and its operations, changes in surplus and its cash flows for each of the two years in the period ended December 31, 1995.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of The Prudential Insurance Company of America as of December 31, 1995, and the results of its operations, changes in surplus and its cash flows for each of the two years in the period then ended, on the basis of accounting described in Note 1.

Also, as described in Note 1 to the financial statements, these financial statements were prepared on an unconsolidated statutory basis of accounting, which differs from the 1995 and 1994 financial statements prepared for general distribution on a consolidated statutory basis of accounting, both of which differ from generally accepted accounting principles. The financial statements for 1995 and 1994 have been restated on an unconsolidated statutory basis of accounting adopted in 1996 for purposes of general distribution. Further, these financial statements differ from the previously issued unconsolidated statutory financial statements because certain permitted financial statement presentation practices are no longer being used.



/s/ DELOITTE & TOUCHE LLP
Parsippany, New Jersey

March 1, 1996, except for Note 1A,
as to which the date is March 10, 1997

                 QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                           VARIABLE ANNUITY CONTRACTS


                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                Prudential Plaza
                          Newark, New Jersey 07102-3777
                            Telephone: (800) 445-4571

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)   FINANCIAL STATEMENTS

(1) Financial Statements of The Prudential Qualified Individual Variable Contract Account (Registrant) consisting of the Statements of Net Assets, as of December 31, 1996; the Statements of Operations for the periods ended December 31, 1996; the Statements of Changes in Net Assets for the periods ended December 31, 1996 and 1995; and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).

(2) Statutory Financial Statements of The Prudential Insurance Company of America (Depositor) consisting of the Statements of Admitted Assets, Liabilities and Surplus (Statutory Basis) as of December 31, 1996 and 1995; Statements of Operations and Changes in Surplus (Statutory Basis) and Statements of Cash Flows (Statutory Basis) for the years ended December 31, 1996, 1995 and 1994; and the Notes relating thereto appear in the statement of additional information (Part B of the Registrant Statement).

(b)   EXHIBITS

(1) Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Qualified Individual Variable Contract Account. (Note 2)

(2)   Agreements for custody of securities and similar investments--Note
      Applicable.

(3)   (a)   Distribution Agreement between Pruco Securities Corporation
            (Underwriter) and The Prudential Insurance Company of America
            (Depositor). (Note 3)

      (b) Proposed form of Selected Broker Agreement between Pruco Securities Corporation and brokers with respect to sale of the Contracts. (Note
            3)

(4)   (a)   Qualified Individual Variable Annuity Contract (Form WVQ-83). (Note
            3)

      (b) Special Page One to the Contract (Form WVQ-83) for N.Y. state issues. (Note 3)

      (c) Endorsement WVQ-84 to the Contract (Forms WVQ-83, QVIP-84 and VIP-86) for use in the IRA/SEP markets. (Note 6)

      (d) Endorsement WVQ 3 to the Contract (Forms WVQ-83, QVIP-84 and VIP-86) for use in the TDA market. (Note 3)

      (e) Endorsement WVQ 4 to the Contract (Forms WVQ-83, QVIP-84 and VIP-86) for use in the CORP/HR10 Non-Trusteed markets. (Note 3)

      (f) Endorsement WVQ5 to the Contract (Forms WVQ-83, QVIP-84 and VIP-86) for use in the CORP.HR10 Money Purchase and Define Benefit plans. (Note 3)

      (g)   Texas ORP Supplement. (Note 3)

      (h) Endorsement WVQ 7-83 to the Contract (Form WVQ-83) for use in New Jersey issues. (Note 4)

      (i) Special Page Six (WVQ-83) (OKLA) to the Contract (Form WVQ-83) for use in Oklahoma. (Note 4)

      (j) Special Page Six (WVQ-83) (CAL) to the Contract (Form WVQ-83) for use in California. (Note 4)

      (k) Special Page 8 (WVQ-83) (N.Y.) to the Contract (Form WVQ-83) for use in New York issues. (Note 5)

      (l) Endorsement WVQ 8-83 to the Contract (Form WVQ-83) for use in Tennessee issues. (Note 5)

      (m) Disclosure Notice WVQ 9-83 to the Contract (Forms WVQ-83, QVIP 84 and VIP-86) for use in the IRA market. (Note 5)

      (n) Endorsement for WVQ 10-83 to the Contract (Forms WVQ-83 and QVIP-84) for use in Texas issues. (Note 5)

      (o) Endorsement WVA 5-83 to the Contract (Form WVQ-83) for use in Texas and Pennsylvania issue. (Note 5)

      (p) Notice to the Contract (Forms WVQ-83 and QVIP-84) for use in Virginia issues. (Note 5)

      (q) Endorsement WVA 6-83 to the Contract (Form WVQ-83) for use in California issues. (Note 5)

      (r) Endorsement COMB 84889-83 to the Contract (Form WVQ-83) for use in New York issues. (Note 5)

      (s) Endorsement COMB 84890-83 to the Contract (Form WVQ-83) for use in the District of Columbia and in all states except New York. (Note 5)

      (t)   Qualified Individual Variable Annuity Contract (Form QVIP-84). (Note
            7)

      (u)   Special Page One to the Contract (Form QVIP-84) for NY issues (Note
            7)

      (v) Special Page Seventeen (QVIP-84) (NY) to the Contract (Form QVIP-84) for NY issues. (Note 7)

      (w) Special Page One (QVIP-84)(OKLA) to the Contract (Form QVIP084) for use in Oklahoma issues.(Note 7)

      (x) Special Page Sixteen (QVIP-84) (OKLA) to the Contract (Form QVIP-84) for use in Oklahoma issues. (Note 7)

      (y) Special Page Seventeen (QVIP-84) (OKLA) to the Contract (Form QVIP-84) for use in Oklahoma issues (Note 7)

      (z) Special Page One (QVIP-84) (Cal) to the Contract (Form QVIP-84) for use in California issues.(Note 7)

      (aa) Special Page Sixteen (QVIP-84) (CAL) to the Contract (Form QVIP-84) for use in California issues.(Note 7)

      (bb) Special Page Seventeen (QVIP-84) (CAL) to the Contract (Form QVIP-84) for use in California issues. (Note 7)

      (cc) Endorsement VIP 3-84 to the Contract (Form QVIP-84) for use in California issues. (Note 6)

      (dd) Endorsement WVQ 3-85 to the Contract (Form WVQ-83) for use in all states so that the Contract meets Internal Revenue Code Section 72(s) requirements for an annuity. (Note 8)

      (ee)  Individual Variable Annuity Contract (Form VIP-86). (Note 10)

      (ff)  Individual Variable Annuity Contract (Form VIP-86) revised. (Note
            11)

      (gg) Endorsement Form VIP 500-86 which makes the Contract qualified. (Note 11)

      (hh) Special Jacket VIP-86 MN to the VIP-86 Contract for use in Minnesota issues. (Note 11)

      (ii) Special Jacket VIP-86 Y to the VIP-86 Contract for use in New York issues. (Note 11)

      (jj) Special Contract Data Page 3 (VIP-86) (MN) to the VIP-86 Contract for use in Minnesota issues.(Note 11)

      (kk) Special Page 7 (VIP-86) Y to the VIP-86 Contract for use in New York issues. (Note 11)

      (ll) Special Page 7 (VIP-86) (OK) to the VIP-86 Contract for use in Oklahoma issues. (Note 11)

      (mm) Special Page 7 (VIP-86) (SC) to the VIP-86 Contract for use in South Carolina issues. (Note 11)

      (nn) Special Page 8 (VIP-86) (OK) to the VIP-86 Contract for use in Oklahoma issues. (Note 11)

      (oo) Special Page 11 (VIP-86) (WA) to the VIP-86 Contract for use in Washington issues (Note 11)

      (pp) Special Page 11 (VIP-86) (SC) to the VIP-86 Contract for use in South Carolina issues. (Note 11)

      (qq) Special Page 11 (VIP-86) (Y) to the VIP-86 Contract for use in New York issues. (Note 11)

      (rr) Special Page 11 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 11)

      (ss) Special Page 12 (VIP-86) (SC) to the VIP-86 Contract for use in South Carolina and Washington issues. (Note 11)

      (tt) Special Page 12 (VIP-86) (Y) to the VIP Contract for use in New York issues. (Note 11)

      (uu) Special Page 12 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 11)

      (vv) Special Page 13 (VI)-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 11)

      (ww) Special Page 14 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 11)

      (xx) Special Back Jacket Page 18 (VIP-86) (MN) to the VIP-86 Contract for use in Minnesota issues.(Note 11)

      (yy) Special Back Jacket Page 18 (VIP-86) (Y) to the VIP-86 Contract for use in New York issues. (Note 11)

      (zz) Special Jacket VIP-86-P to the VIP-86 Contract for use in Pennsylvania issues. (Note 12)

      (aaa) Special Contract Data Page 3 (VIP-86) (MA) to the VIP-86 Contract for use in Massachusetts issues. (Note 12)

      (bbb) Special Page 7 (VIP-86) (PA) to the VIP-86 Contract for use in Pennsylvania issues. (Note 12)

      (ccc) Special Page 13 (VIP-86) (MA) to the VIP-86 Contract for use in Massachusetts issues. (Note 12)

      (ddd) Special Blank Page 17 (VIP-86) to the VIP-86 Contract for use in Pennsylvania issues. (Note 12)

      (eee) Special Back Jacket Page 18 VIP-86-P to the VIP-86 Contract for use in Pennsylvania issues. (Note 12)

      (fff) Endorsement VIP 501-86 to the VIP-86 Contract for use in all states except Delaware, Georgia, Massachusetts, North Dakota, New York, Oregon, Pennsylvania and Texas. (Note 12)

      (ggg) Endorsement COMB 84890-83 to the VIP-86 Contract for use in Montana. (Note 14)

      (hhh) Endorsement Certification PLI 254-86 to the VIP-86 Contract for use in Pennsylvania. (Note 12)

      (iii) Endorsement PLI 288-88 to the VIP-86 Contract. (Note 14)

      (jjj) Endorsement COMB 84890-88 to the VIP-86 Contract. (Note 14)

      (kkk) Waiver of Withdrawal Charges rider ORD 88753-92 to the VIP Contract (at issue). (Note 16)

      (lll) Waiver of Withdrawal Charges rider ORD 88754-92 to the VIP-86 Contract (after issue). (Note 16)

      (mmm) Spousal Continuance Rider ORD 89011-93. (Note 17)

(5)   Application for Qualified Individual Variable Annuity Contract:

      (a) Application Form VAQ 201 ED 07/83 for Qualified Individual Variable Annuity Contract (Forms WVQ-83 and QVIP-84). (Note 5)

      (b)   Revision of Application Form, VAQ 201 Ed 5/86. (Note 9)

      (c)   Revised Application Form VAQ 201 Ed 9/86. (Note 10)


      (d)   Revised Application Form VAQ 201 Ed 11/86. (Note 12)

      (e)   Application for an Annuity contract ORD 87348-92. (Note 17)

      (f)   Supplement to the Annuity application ORD 87454-92. (Note 17)

(6)   (a)   Charter of The Prudential Insurance Company of America, as amended
            November 14, 1995. (Note 15)

      (b) By-laws of The Prudential Insurance Company of America, as amended April 8, 1997. (Note 19)

(7) Contract of reinsurance in connection with variable annuity contract--Not Applicable.

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

      (a) Purchase Agreement between The Prudential Series Fund, Inc. and The Prudential Insurance Company of America. (Note 3)

(9) Opinion of Counsel and consent to its use as to legality of the securities being registered. (Note 20)

(10)  Written consent of Price Waterhouse, LLP, independent auditors. (Note 1)

(11) All financial statements omitted from Item 23, Financial Statements--Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial contract owners---Not Applicable.

(13)  Schedule of Performance Computations. (Note 1)

(14)  Powers of Attorney.

      (a)   F. Agnew, F. Becker, M. Berkowitz, J. Cullen, C. Davis, R. Enrico,
            A. Gilmour, W. Gray, M. Grier,J. Hanson, C. Horner, B. Malkiel, A. Ryan, C. Sitter, D. Staheli, R. Thomson, J. Unruh, P. Vagelos,S. Van Ness, P. Volcker, J. Williams (Note 18)

      (b)   Glen H. Hiner (Note 19)

(Note 1)    Filed herewith.

(Note 2) Incorporated by reference to Registrant's Form N-8B-2, filed December 15, 1982.

(Note 3) Incorporated by reference to Pre-Effective Amendment No. 2 to this Registration Statement, filed March 10, 1983.

(Note 4) Incorporated by reference to Pre-Effective Amendment No. 3 to this Registration Statement, filed April 27, 1983.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed December 8, 1983.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 2 to this Registration Statement, filed March 22, 1984.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 3 to this Registration Statement, filed April 27, 1984.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 4 to this Registration Statement, filed April 30, 1985.

(Note 9) Incorporated by reference to Post-Effective Amendment No. 6 to this Registration Statement filed April 30, 1986.

(Note 10)   Incorporated by reference to Post-Effective Amendment No. 7 to this Registration Statement, filed July 9, 1986.

(Note 11)   Incorporated by reference to Post-Effective Amendment No. 8 to this Registration Statement, filed October 23, 1986.

(Note 12)   Incorporated by reference to Post-Effective Amendment No. 10 to this Registration Statement, filed April 27, 1987.

(Note 13)   Incorporated by reference to Post-Effective Amendment No. 4 to
            Form S-6, Registration No. 33-20000, filed March 2, 1990, on behalf of The Prudential Variable Appreciable Account.

(Note 14)   Incorporated by reference to Post-Effective Amendment No. 13 to this Registration Statement, filed March 3, 1989.


(Note 15)   Incorporated by reference to Post-Effective Amendment No. 9 to
            Form S-1, Registration No. 33-20083, filed April 9, 1997 on behalf of The Prudential Variable Contract Real Property Account.


(Note 16)   Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed April 28, 1993.

(Note 17)   Incorporated by reference to Post-Effective Amendment No. 20 to
            Form N-4, Registration No. 2-81318, filed April 28, 1994.

(Note 18)   Incorporated by reference to Pre-Effective Amendment No. 1 to
            Form S-6, Registration No. 333-01031, filed August 22, 1996, on behalf of the Prudential Variable Contract Account GI-2.


(Note 19)   Incorporated by reference to Post-Effective Amendment No. 12 to
            Form N-4, Registration No. 33-25434, filed on or about April 25,
            1997 on behalf of the Prudential Individual Variable Contract
            Account.


(Note 20)   Incorporated by reference to Post-Effective Amendment No. 23 to this Registration Statement filed May 1, 1996 and to the Rule 24f-2 filing for this Registration Statement for fiscal year 1995 filed
            February 29, 1996.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Incorporated by reference to The Prudential Qualified Individual Variable Contract Account prospectus under "Directors and Officers" contained in Part A of this Registration Statement.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

      The Prudential Insurance Company of America ("Prudential") is a mutual life insurance company organized under the laws of New Jersey. The subsidiaries of Prudential are listed on the Organization Chart set forth on the following pages.

      Prudential may be deemed to control The Prudential Series Fund, Inc., a Maryland corporation which is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, all the shares of which are held by Prudential and the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940:
The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account (Registrant), The Prudential Variable Contract Account-24 (separate accounts of The Prudential); the Pruco Life PRUvider Variable Appreciable Account, the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life Single Premium Variable Annuity Account (separate account of Pruco Life Insurance Company ("Pruco Life")) the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account,the Pruco Life of New Jersey Single Premium Variable Life Account,and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey")). Pruco Life, a corporation organized under the laws of Arizona, is a direct wholly-owned subsidiary of Prudential. Pruco Life of New Jersey, a corporation organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential.

      Prudential holds all of the shares of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Each of these separate accounts is a unit investment trust registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940.

      In addition, Prudential may also be deemed to be under common control with The Prudential Variable Contract Account--2, The Prudential Variable Contract Account--10, and The Prudential Variable Contract Account--11, separate account of Prudential, all of which are registered as open-end, diversified, management investment companies under the Investment Company Act of 1940.

      The subsidiaries of Prudential and short descriptions of each are listed under item 25 of Post-Effective Amendment No. 32 to the Form N-1 A Registration Statement for The Prudential Series Fund, lnc., RegistrationNo. 2-80896, filed February 28, 1997, the text of which is hereby incorporated.

ITEM 27. NUMBER OF CONTRACT OWNERS

      As of March 25, 1997 there were 288,882 contract owners of qualified Contracts by the Registrant.

ITEM 28. INDEMNIFICATION

      The Prudential Directors' and Officers' Liability and Corporation Reimbursement Insurance program, purchased by The Prudential from Aetna Casualty & Surety Company, CNA Insurance Companies, Lloyds of London, Great American Insurance Company, Reliance Insurance Company, Corporate Officers & Directors Assurance Ltd., A.C.E. Insurance Company, Ltd., XL Insurance Company, Ltd., and Zurich--American Insurance Company, provides reimbursement for "Loss" (as defined in the policies) which the Company pays as indemnification to its directors or officers resulting from any claim for any actual or alleged act, error, misstatement, misleading statement, omission, or breach of duty by persons in the discharge of their duties in their capacities as directors or officers of Prudential, any of its subsidiaries, or certain investment companies affiliated with Prudential. Coverage is also provided to the individual directors or officers for such Loss, for which they shall not be indemnified. Loss essentially is the legal liability on claims against a director or officer, including adjudicated damages, settlements and reasonable and necessary legal fees and expenses incurred in deference of adjudicatory proceedings and appeals therefrom. Loss does not include punitive or exemplary damages or the multiplied portion of any multiplied damage award, criminal or civil fines or penalties imposed by law, taxes or wages, or matters which are uninsurable under the law pursuant to which the policies are construed.

      There are a number of exclusions from coverage. Among the matters excluded are Losses arising as the result of (1) claims brought about or contributed to by the criminal, dishonest or fraudulent acts or omissions or the willful violation of any law by a director or officer, (2) claims based on or attributable to directors or officers gaining personal profit or advantage to which they were not legally entitled, and (3) claims arising from actual or alleged performance of, or failure to perform, services as, or in any capacity similar to, an investment adviser, investment banker, underwriter, broker or dealer, as those terms are defined in the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Advisers Act of 1940, the Investment Company Act of 1940, any rules or regulations thereunder, or any similar federal, state of local statute, rule or regulation.

      The limit of coverage under the Program for both individual and corporate reimbursement coverage is $150,000,000. The retention for corporate reimbursement coverage is $10,000,000 per loss.

      The relevant provisions of New Jersey law permitting or requiring indemnification, New Jersey being the state of organization of Prudential, can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's by-law 26, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1.A.(6)(b) of Post-Effective Amendment No. 1 to Form S-6, Registration No. 33-61079, filed April 25, 1996, on behalf of The Prudential Variable Appreciable Account.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Pruco Securities Corporation also acts as principal underwriter for the Pruco Life PRUvider Variable Appreciable Account, the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Flexible Variable Annuity Account, the Pruco Life Single Premium Variable Life Account, The Pruco Life Single Premium Variable Annuity Account, the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, The Pruco Life of New Jersey Single Premium Variable Life Account, The Pruco Life of New Jersey Single Premium Variable Annuity Account, The Prudential Variable Appreciable Account. The Prudential Individual Variable Contract Account, the Prudential Annuity Plan Account, the Prudential Investment Plan Account, the Prudential Annuity Plan Account--2, Prudential's Gibraltar Fund, and The Prudential Series Fund, Inc.

(b) Incorporated by Reference to item 29(b) of Post-Effective Amendment No.11 to Form N-4, RegistrationNo. 33-25434, filed April 25, 1996, on behalf of The Prudential Individual Variable Contract Account.

(c)   Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books or other documents required to be maintained by
Section 31 (a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, Prudential Plaza, Newark, New Jersey 07102-3777.

ITEM 31. MANAGEMENT SERVICES

      Summary of any contract not discussed in Part A or Part B of the Registration Statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a non-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e) The Prudential Insurance Company of America ("Prudential") hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Prudential.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Amendment to the Registration Statement which included a prospectus and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 25th day of April 1997.

(Seal)   The Prudential Qualified Individual Variable Contract Account

                                       (Registrant)

                 By: The Prudential Insurance Company of America

                                       (Depositor)

Attest: /s/ Thomas C. Castano          *By: /s/ Esther H. Milnes
        -----------------------------       -------------------------------
            Thomas C. Castano                   Esther H. Milnes
            Assistant Secretary                 Vice  President and Actuary

      As required by the Securities Act of 1933, this Post-Effective Amendment No. 24 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

     Signature and Title
     -------------------


/s/ *                                            April 25, 1997
-------------------------------------
   Arthur F. Ryan
   Chairman of the Board, President,
    and Chief Executive Officer


/s/ *
-------------------------------------
   Franklin E. Agnew
   Director


/s/ *                                        *By: /s/ Thomas C. Castano
-------------------------------------             ------------------------------
   Mark G. Grier                                      Thomas C. Castano
   Chief Financial Officer                            (Attorney-in-Fact)


/s/ *
-------------------------------------
   Franklin K. Becker
   Director


/s/ *
-------------------------------------
   James G. Cullen
   Director


/s/ *
-------------------------------------
   Carolyne K. Davis
   Director

     Signature and Title
     -------------------


/s/ *                                            April 25, 1997
-------------------------------------
   Roger A. Enrico
   Director


/s/ *
-------------------------------------
   Allan D. Gilmour
   Director


/s/ *
-------------------------------------
   William H. Gray, III
   Director


/s/ *
-------------------------------------
   Jon F. Hanson
   Director


/s/ *
-------------------------------------
   Glen H. Hiner, Jr.
   Director


/s/ *
-------------------------------------
   Constance J. Horner
   Director

                                             *By: /s/ Thomas C. Castano
-------------------------------------             ------------------------------
   Gaynor N. Kelley                                   Thomas C. Castano
   Director


/s/ *
-------------------------------------
   Burton G. Malkiel
   Director


-------------------------------------
   Ida F.S. Schmertz
   Director


/s/ *
-------------------------------------
   Charles R. Sitter
   Director


/s/ *
-------------------------------------
   Donald L. Staheli
   Director


/s/ *
-------------------------------------
   Richard M. Thomson
   Director


/s/ *
-------------------------------------
   James A. Unruh
   Director


/s/ *
-------------------------------------
   P. Roy Vagelos, M.D.
   Director

     Signature and Title
     -------------------


/s/ *                                             April 25, 1997
-------------------------------------
   Stanley C. Van Ness
   Director


/s/ *
-------------------------------------
   Paul A. Volcker
   Director


/s/ *                                        *By: /s/ Thomas C. Castano
-------------------------------------             ------------------------------
   Joseph H. Williams                                 Thomas C. Castano
   Director

                                  EXHIBIT INDEX

(10)(a)  Written consent of Price Waterhouse, LLP,
            independent accountants ...............................   Page C-
(10)(b)  Written Consent of Deloitte & Touche LLP,
            independent auditors ..................................   Page C-
(13)     Schedule of Performance Computations. ....................   Page C-